SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

________________________________________________

DIAMEDICA THERAPEUTICS INC.

(Name of Registrant as Specified In Its Charter)

________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

May 22, 2019

The Annual General and Special Meeting of Shareholders of DiaMedica Therapeutics Inc., a corporation existing under the federal laws of Canada, will be held at the offices of Fox Rothschild LLP located at 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402, beginning at 2:30 p.m., Central Daylight Savings Time, on Wednesday, May 22, 2019, for the following purposes:

1.

To receive the audited financial statements of DiaMedica Therapeutics Inc. for the financial year ended December 31, 2018 and accompanying report of the independent registered public accounting firm (for discussion only).

2.	To elect five persons to serve as directors until our next annual general meeting of shareholders or until their respective successors are elected and qualified (Voting Proposal One).

3.	To consider a proposal to approve the DiaMedica Therapeutics Inc. 2019 Omnibus Incentive Plan (Voting Proposal Two).

4.

To consider a proposal to approve the continuance of DiaMedica Therapeutics Inc. out of the Canadian federal jurisdiction under the Canada Business Corporations Act and into British Columbia under the Business Corporation Act (Voting Proposal Three).

5.

To consider a proposal to appoint Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 and to authorize the Board of Directors to fix our independent registered public accounting firm’s remuneration (Voting Proposal Four).

6.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The Canada Business Corporations Act provides that a registered shareholder who properly dissents from the continuance resolutions (Voting Proposal Three) is entitled to be paid the fair value of the shareholder’s shares in accordance with Section 190 of the Canada Business Corporations Act if the continuance is completed. This right is described in detail in the accompanying proxy statement under the heading “Rights of Dissent in Respect of the Continuance Proposal.” Failure to strictly comply with the requirements of Section 190 of the Canada Business Corporations Act may result in the loss of any right to dissent.

Only those shareholders of record at the close of business on March 28, 2019 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof. A shareholder list will be available at our corporate offices beginning April 8, 2019 during normal business hours for examination by any shareholder registered on our common share ledger as of the record date, March 28, 2019, for any purpose germane to the meeting.

By Order of the Board of Directors,

/s/ Scott Kellen
Scott Kellen
Corporate Secretary

April 8, 2019

Minneapolis, Minnesota

Important: Whether or not you expect to attend the meeting in person, please vote by the Internet or telephone, or request a paper proxy card to sign, date and return by mail so that your shares may be voted. A prompt response is helpful and your cooperation is appreciated.

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TABLE OF CONTENTS

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Page

INTERNET AVAILABILITY OF PROXY MATERIALS	3

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL AND SPECIAL MEETING AND VOTING	4
Date, Time, Place and Purposes of Meeting	4
Who Can Vote	4
How You Can Vote	4
How Does the Board of Directors Recommend that You Vote	6
How You May Change Your Vote or Revoke Your Proxy	6
Quorum Requirement	6
Vote Required	6
Appointment of Proxyholders	7
Other Business	8
Procedures at the Meeting	8
Householding of Meeting Materials	8
Proxy Solicitation Costs	8

VOTING PROPOSAL ONE—ELECTION OF DIRECTORS	9
Board Size and Structure	9
Information about Current Directors and Board Nominees	9
Additional Information about Current Directors and Board Nominees	9
Penalties or Sanctions	12
Corporate Cease Trade Orders or Bankruptcies	12
Board Recommendation	12

VOTING PROPOSAL TWO— APPROVAL OF DIAMEDICA THERAPEUTICS INC. 2019 OMNIBUS INCENTIVE PLAN	13
Background	13
Summary of Sound Governance Features of the 2019 Plan	13
Summary of the 2019 Plan Features	14
U.S. Federal Income Tax Information	20
New Plan Benefits	22
Board of Directors Recommendation	22

VOTING PROPOSAL THREE— CONTINUANCE OF DIAMEDICA THERAPEUTICS INC. FROM THE CANADA BUSINESS CORPORATIONS ACT TO BRITISH COLUMBIA’S BUSINESS CORPORATION ACT	23
Introduction	23
Continuance Process	23
Effect of Continuance	24
Comparison of CBCA and BCBCA	24
Board of Directors	25
Charter Documents	25
Changes to Charter Documents	25
Shareholder Proposals and Shareholder Requisitions	26

Comparison of Rights of Dissent and Appraisal	26
Oppression Remedies	27
Shareholder Derivative Actions	27
Place of Meetings	28
Flexibility in Structuring Transactions	28
Constitutional Jurisdiction	28
Comparison of New Articles to Current By-Laws	29
Continuance Resolution	30
Rights of Dissent in Respect of the Continuance Proposal	31
Board Recommendation	33

PROPOSAL FOUR—APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION TO THE BOARD OF DIRECTORS TO FIX THE AUDITORS’ REMUNERATION	34
Appointment of Independent Registered Public Accounting Firm	34
Change in Independent Auditor for Canadian Federal Securities Law Purposes	34
Audit, Audit-Related, Tax and Other Fees	35
Audit Committee Pre-Approval Policies and Procedures	35
Board Recommendation	35

STOCK OWNERSHIP	36
Security Ownership of Certain Beneficial Owners	36
Security Ownership of Management	37
Section 16(a) Beneficial Ownership Reporting Compliance	38
Securities Authorized for Issuance Under Equity Compensation Plans	39

CORPORATE GOVERNANCE	40
Management by Board of Directors	40
Corporate Governance Guidelines	40
Board Leadership Structure	41
Director Independence	42
Board and Committee Meetings and Attendance	42
Board Committees	42
Audit Committee	43
Compensation Committee	45
Nominating and Corporate Governance Committee	46
Board Diversity	47
Role of Board in Risk Oversight Process	48
Code of Business Conduct and Ethics	48
Policy Regarding Director Attendance at Annual General Meetings of Shareholders	49
Complaint Procedures	49
Process Regarding Shareholder Communications with Board of Directors	49

DIRECTOR COMPENSATION	50
Non-Employee Director Compensation	50
Non-Employee Director Compensation Program	50
Limitation of Liability and Indemnification Matters	51

EXECUTIVE COMPENSATION	52
Executive Compensation Overview	52
Indemnification Agreements	56

Summary Compensation Table	57
Outstanding Equity Awards at Fiscal Year-End	58
Employee Benefit and Stock Plans	59

RELATED PERSON RELATIONSHIPS AND TRANSACTIONS	61
Introduction	61
Description of Related Party Transactions	61
Policies and Procedures for Related Party Transactions	63

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS	65
Shareholder Proposals for 2020 Meeting	65
Director Nominations for 2020 Annual General Meeting	65

COPIES OF FISCAL 2018 ANNUAL REPORT AND ADDITIONAL INFORMATION	66

APPENDIX A DIAMEDICA THERAPEUTICS INC. 2019 OMNIBUS INCENTIVE PLAN	A-1
APPENDIX B PROPOSED ARTICLES	B-1
APPENDIX C DISSENTER’S RIGHTS PROVISIONS	C-1
APPENDIX D CHANGE IN AUDITOR REPORTING PACKAGE	D-1

INTERNET AVAILABILITY OF PROXY MATERIALS

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Instead of mailing a printed copy of our proxy materials, including our Annual Report to Shareholders, to each shareholder of record, we have provided access to these materials in a fast and efficient manner via the Internet. We believe that this process expedites your receipt of our proxy materials, lowers the costs of our meeting and reduces the environmental impact of our meeting. On or about April 8, 2019, we expect to begin mailing a Notice of Internet Availability of Proxy Materials to shareholders of record as of March 28, 2019 and post our proxy materials on the website referenced in the Notice of Internet Availability of Proxy Materials (www.proxyvote.com). As more fully described in the Notice of Internet Availability of Proxy Materials, shareholders may choose to access our proxy materials at www.proxyvote.com or may request proxy materials in printed or electronic form. In addition, the Notice of Internet Availability of Proxy Materials and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those who previously requested printed proxy materials or electronic materials on an ongoing basis, you will receive those materials as you requested.

Important Notice Regarding the Availability of Proxy Materials
for the Annual General and Special Meeting of Shareholders to be Held on May 22, 2019:
The Notice of Annual General and Special Meeting of Shareholders and Proxy Statement and
Annual Report to Shareholders, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, are available at www.proxyvote.com.

2 Carlson Parkway, Suite 260, Minneapolis, Minnesota 55447

____________________________________

PROXY STATEMENT FOR
ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
May 22, 2019

____________________________________

The Board of Directors of DiaMedica Therapeutics Inc. is soliciting your proxy for use at the 2019 Annual General and Special Meeting of Shareholders to be held on Wednesday, May 22, 2019. The Board of Directors expects to make available to our shareholders beginning on or about April 8, 2019 the Notice of Annual General and Special Meeting of Shareholders, this proxy statement and a form of proxy on the Internet or has sent these materials to shareholders of DiaMedica upon their request.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL AND
SPECIAL MEETING AND VOTING

________________

Date, Time, Place and Purposes of Meeting

The Annual General and Special Meeting of Shareholders of DiaMedica Therapeutics Inc. (sometimes referred to as “DiaMedica,” “we,” “our” or “us” in this proxy statement) will be held on Wednesday, May 22, 2019, at 2:30 p.m., Central Daylight Savings Time, at the offices of Fox Rothschild LLP located at 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402, for the purposes set forth in the Notice of Annual General and Special Meeting of Shareholders.

Who Can Vote

Shareholders of record at the close of business on March 28, 2019 will be entitled to notice of and to vote at the Annual General and Special Meeting or any adjournment thereof. As of that date, there were 11,956,874 of our voting common shares (common shares or shares) outstanding. Each common share is entitled to one vote on each matter to be voted on at the Annual General and Special Meeting (meeting). Shareholders are not entitled to cumulate voting rights.

How You Can Vote

Your vote is important. Whether you hold shares directly as a shareholder of record or beneficially in “street name” (through a broker, bank or other nominee), you may vote your shares without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker, bank or other nominee.

If you are a registered shareholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the three following methods:

●

Vote by Internet, by going to the website address http://www.proxyvote.com and following the instructions for Internet voting shown on the Notice of Internet Availability of Proxy Materials or on your proxy card.

●	Vote by Telephone, by dialing 1-800-690-6903 and following the instructions for telephone voting shown on the Notice of Internet Availability of Proxy Materials or on your proxy card.

●	Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided if you received a paper copy of these proxy materials.

If you vote by Internet or telephone, please do not mail your proxy card.

If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this proxy statement or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet or telephone.

The deadline for voting by telephone or by using the Internet is 11:59 p.m., Eastern Daylight Savings Time (10:59 p.m., Central Daylight Savings Time), on the day before the date of the meeting or any adjournments thereof. Please see the Notice of Internet Availability of Proxy Materials, your proxy card or the information your bank, broker, or other holder of record provided to you for more information on your options for voting.

If you return your signed proxy card or use Internet or telephone voting before the meeting, the named proxies will vote your shares as you direct. You have multiple choices on each matter to be voted on as follows:

For Voting Proposal One—Election of Directors, you may:

●	Vote FOR all five nominees for director,

●	WITHHOLD your vote from one or more of the five nominees for director.

For each of the other voting proposals, you may:

●	Vote FOR the proposal,

●	Vote AGAINST the proposal or

●	ABSTAIN from voting on the proposal.

If you send in your proxy card or use Internet or telephone voting, but do not specify how you want to vote your shares, the proxies will vote your shares FOR all five of the nominees for election to the Board of Directors in Voting Proposal One—Election of Directors and FOR each of the other voting proposals.

How Does the Board of Directors Recommend that You Vote

The Board of Directors unanimously recommends that you vote:

●	FOR all five of the nominees for election to the Board of Directors in Voting Proposal One—Election of Directors;

●	FOR Voting Proposal Two— Approval of the DiaMedica Therapeutics Inc. 2019 Omnibus Incentive Plan;

●	FOR Voting Proposal Three— Approval of the Continuance of DiaMedica from the Canada Business Corporations Act to British Columbia’s Business Corporation Act; and

●

FOR Voting Proposal Four—Appointment of Baker Tilly Virchow and Krause, LLP as our Independent Registered Public Accounting Firm, and authorization to the Board of Directors to fix the auditors’ remuneration (Voting Proposal Four).

How You May Change Your Vote or Revoke Your Proxy

If you are a shareholder whose shares are registered in your name, you may revoke your proxy at any time before it is voted by one of the following methods:

●

Submitting another proper proxy with a more recent date than that of the proxy first given by following the Internet or telephone voting instructions or completing, signing, dating and returning a proxy card to us;

●	Sending written notice of your revocation to our Corporate Secretary; or

●	Attending the meeting and voting by ballot.

Quorum Requirement

The presence at the meeting of at least two persons, present in person or by proxy, holding or representing by proxy not less than one-third (1/3) of our outstanding share (3,981,640 common shares) as of the record date will constitute a quorum for the transaction of business at the meeting. In general, our common shares represented by proxies marked “For,” “Against,” “Abstain” or “Withheld” are counted in determining whether a quorum is present. In addition, a “broker non-vote” is counted in determining whether a quorum is present. A “broker non-vote” is a proxy returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer and the broker has no discretionary authority to vote on behalf of such customer on such matter.

Vote Required

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares only on certain “routine” matters. Voting Proposal One—Election of Directors, Voting Proposal Two— Approval of the DiaMedica Therapeutics Inc. 2019 Omnibus Incentive Plan and Voting Proposal Three— Approval of the Continuance of DiaMedica from the Canada Business Corporations Act to British Columbia’s Business Corporation Act are not “routine” matters. Accordingly, if you do not direct your broker how to vote, your broker may not exercise discretion and may not vote your shares on either of these three proposals. This is called a “broker non-vote” and although your shares will be considered to be represented by proxy at the meeting, they will not be considered to be shares “entitled to vote” or “votes cast” at the meeting and will not be counted as having been voted on the applicable proposal. Voting Proposal Four—Appointment of Baker Tilly Virchow Krause, LLP as our Independent Registered Public Accounting Firm and authorization to the Board of Directors to fix the auditors’ remuneration is a “routine” matter and, as such, your broker is permitted to exercise its discretion to vote your shares for or against the proposal in the absence of your instruction.

The table below indicates the vote required for each voting proposal, the effect of votes withheld or abstentions and the effect of any broker non-votes.

Voting Proposal	Votes Required	Effect of Votes Withheld / Abstentions	Effect of Broker Non-Votes
Voting Proposal One: Election of Directors	Affirmative vote of a majority of votes cast on the voting proposal.	Abstentions will have no effect.	Broker non-votes will have no effect.

Voting Proposal Two: Approval of the DiaMedica Therapeutics Inc. 2019 Omnibus Incentive Plan	Affirmative vote of a majority of votes cast on the voting proposal.	Abstentions will have no effect.	Broker non-votes will have no effect.

Voting Proposal Three: Approval of the Continuance from the Canada Business Corporations Act to British Columbia’s Business Corporation Act	Affirmative vote of at least two-thirds of the votes cast on the voting proposal.	Abstentions will have no effect.	Broker non-votes will have no effect.

Voting Proposal Four: Appointment of Independent Registered Public Accounting Firm and Auditors’ Remuneration	Affirmative vote of a majority of votes cast on the voting proposal.	Abstentions will have no effect.	We do not expect any broker non-votes on this proposal.

Appointment of Proxyholders

The persons named in the accompanying proxy card are officers of DiaMedica.

A shareholder has the right to appoint a person or company to attend and act for the shareholder and on that shareholder’s behalf at the meeting other than the persons designated in the enclosed proxy card. A shareholder wishing to exercise this right should strike out the names now designated in the enclosed proxy card and insert the name of the desired person or company in the blank space provided. The desired person need not be a shareholder of DiaMedica.

Only a registered shareholder at the close of business on March 28, 2019 will be entitled to vote, or grant proxies to vote, his, her or its common shares, as applicable, at the meeting.

If your common shares are registered in your name, then you are a registered shareholder. However, if, like most shareholders, you keep your common shares in a brokerage account, then you are a beneficial shareholder. The process for voting is different for registered shareholders and beneficial shareholders. Registered shareholders and beneficial shareholders should carefully read the instructions herein if they wish to vote their common shares at the meeting.

Other Business

Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the meeting, except those described in this proxy statement. However, if any other matters should properly come before the meeting, the persons named on the proxy card will have discretionary authority to vote such proxy in accordance with their best judgment on the matters.

Procedures at the Meeting

The presiding officer at the meeting will determine how business at the meeting will be conducted. Only matters brought before the meeting in accordance with our By-laws will be considered.

Only a natural person present at the meeting who is either one of our shareholders, or is acting on behalf of one of our shareholders, may make a motion or second a motion. A person acting on behalf of a shareholder must present a written statement executed by the shareholder or the duly-authorized representative of the shareholder on whose behalf the person purports to act.

Householding of Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and the Notice of Internet Availability of Proxy Materials. This means that only one copy of this proxy statement, our Annual Report to Shareholders or the Notice of Internet Availability of Proxy Materials may have been sent to each household even though multiple shareholders are present in the household. We will promptly deliver a separate copy of any of these documents to any shareholder upon written or oral request to Corporate Secretary, DiaMedica Therapeutics Inc., 2 Carlson Parkway, Suite 260, Minneapolis, Minnesota 55417, telephone: (763) 312-6755. Any shareholder who wants to receive separate copies of this proxy statement, our Annual Report to Shareholders or the Notice of Internet Availability of Proxy Materials in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker or other nominee record holder, or the shareholder may contact us at the above address and telephone number.

Proxy Solicitation Costs

The cost of soliciting proxies, including the preparation, assembly, electronic availability and mailing of proxies and soliciting material, as well as the cost of making available or forwarding this material to the beneficial owners of our common shares will be borne by DiaMedica. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, e-mail, facsimile or personal conversation. We may reimburse brokerage firms and others for expenses in making available or forwarding solicitation materials to the beneficial owners of our common shares.

VOTING PROPOSAL ONE—ELECTION OF DIRECTORS

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Board Size and Structure

Our By-laws provide that the Board of Directors will consist of at least three members and not more than 10 members. The Board of Directors has fixed the number of directors at five. Pursuant to the Canada Business Corporations Act and our By-laws, at least 25% of our directors must be resident Canadians.

Information about Current Directors and Board Nominees

The Board of Directors has nominated the following five individuals to serve as our directors until the next annual general meeting of shareholders or until their respective successors are elected and qualified. All of the nominees named below are current members of the Board of Directors.

The following table sets forth as of March 31, 2019 the name, age and position of each current director and each individual who has been nominated by the Board of Directors to serve as a director of our company:

Name	Age	Position
Richard Pilnik(1)(2)(3)(4)	62	Chairman of the Board
Michael Giuffre, M.D.(1)(2)(3)(4)	63	Director
James Parsons(1)(2)(3)(4)	53	Director
Rick Pauls	47	President and Chief Executive Officer, Director
Zhenyu Xiao, Ph.D.(1)	45	Director

(1)	Independent Director
(2)	Member of the Audit Committee
(3)	Member of the Compensation Committee
(4)	Member of the Nominating and Corporate Governance Committee

The present principal occupations and recent employment history of each of our directors are set forth below.

Additional Information about Current Directors and Board Nominees

The following paragraphs provide information about each current director and nominee for director, including all positions held, principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years. We believe that all of our directors and nominees display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of the Board of Directors and its committees; a fit of skills and personality with those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our shareholders. The information presented below regarding each director and nominee also sets forth specific experience, qualifications, attributes and skills that led the Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Richard Pilnik has served as a member of the board of directors since May 2009. Mr. Pilnik serves as our Chairman of the Board. Mr. Pilnik has served as the President and member of the board of directors of Vigor Medical Services, Inc., a medical device company, since May 2017. From December 2015 to November 2017, Mr. Pilnik served as a member of the board of directors of Chiltern International Limited, a private leading mid-tier Clinical Research Organization, and was Chairman of the Board from April 2016 to November 2017. Mr. Pilnik has a 30-year career in healthcare at Eli Lilly and Company, a pharmaceutical company, and Quintiles Transnational Corp., a global pioneer in pharmaceutical services. From April 2009 to June 2014, Mr. Pilnik served as Executive Vice President and President of Quintiles Commercial Solutions, an outsourcing business to over 70 pharma and biotech companies. Prior to that, he spent 25 years at Eli Lilly and Company where he held several leadership positions, most recently as Group Vice President and Chief Marketing Officer from May 2006 to July 2008. Mr. Pilnik was directly responsible for commercial strategy, market research, new product planning and the medical marketing interaction. From December 2000 to May 2006, Mr. Pilnik served as President of Eli Lilly Europe, Middle East and Africa and the Commonwealth of Independent States, a regional organization of former Soviet Republics, and oversaw 50 countries and positioned Eli Lilly as the fastest growing pharmaceutical company in the region. Mr. Pilnik also held several marketing and sales management positions in the United States, Europe and Latin America. Mr. Pilnik currently serves on the board of directors of Vigor Medical Systems, Inc., NuSirt, an early-stage biopharma, and the Duke University Fuqua School of Business. Mr. Pilnik previously served on the board of directors of Elan Pharmaceuticals, Chiltern International, the largest mid-size Clinical Research Organization, and Certara, L.P., a private biotech company focused on drug development modeling and biosimulation. Mr. Pilnik holds a Bachelor of Arts in Economics from Duke University and an MBA from the Kellogg School of Management at Northwestern University. Mr. Pilnik is a resident of Florida, USA.

We believe that Mr. Pilnik’s deep experience in the industry and his history and knowledge of our company enable him to make valuable contributions to the Board of Directors.

Michael Giuffre, M.D. has served as a member of the Board of Directors since August 2010. Since July 2009, Dr. Giuffre has served as a Clinical Professor of Cardiac Sciences and Pediatrics at the University of Calgary and has had an extensive portfolio of clinical practice, cardiovascular research and university teaching. Dr. Giuffre is actively involved in health care delivery, medical leadership and in the biotechnology business sector. Since 2012, Dr. Giuffre has served as the Chief Scientific Officer and a member of the board of directors of FoodChek Systems Inc. and in November 2017, he became Chairman of the Board. Dr. Giuffre also serves as President of FoodChek Laboratories Inc. Dr. Giuffre previously served on the board of directors of the Canadian Medical Association (CMA), Unicef Canada, the Alberta Medical Association (AMA), Can-Cal Resources Ltd, Vacci-Test Corporation, IC2E International Inc., MedMira Inc. and Brightsquid Dental, Inc. Dr. Giuffre has received a Certified and Registered Appointment and a Distinguished Fellow appointment by the American Academy of Cardiology (FACC). In 2005, he was awarded Physician of the Year by the Calgary Medical Society and in 2017 was “Mentor of the Year” for the Royal College of Physicians and Surgeons of Canada. Dr. Giuffre was also a former President of the AMA and the Calgary and Area Physicians Association and also a past representative to the board of the Calgary Health Region. Dr. Giuffre holds a Bachelor of Science in cellular and microbial biology, a Ph.D. candidacy in molecular virology, an M.D. and an M.B.A. He is Canadian Royal College board certified in specialties that include Pediatrics and Pediatric Cardiology and has a subspecialty in Pediatric Cardiac Electrophysiology. Dr. Giuffre is a member of the board of directors of Avenue Living, a private real estate company in Calgary, Alberta, Canada and its affiliates, Avondale Real Estate Capital Ltd. and AgriSelect Land Capital, Ltd., both private real estate companies in Calgary, Alberta Canada. Dr. Giuffre is a resident of Canada. Dr. Giuffre is a resident of Alberta, Canada.

We believe that Dr. Giuffre’s medical experience, including as a practicing physician and professor, enable him to make valuable contributions to the Board of Directors.

James Parsons has served as a member of the Board of Directors since October 2015. Previously, Mr. Parsons served as our Vice President of Finance from October 2010 until May 2014. Since August 2011, Mr. Parsons has served as Chief Financial Officer and Corporate Secretary of Trillium Therapeutics Inc., a Nasdaq-listed immuno-oncology company. Mr. Parsons serves as a member of the board of directors and audit committee chair of Sernova Corp., which is listed on the TSX Venture Exchange. Mr. Parsons has been a Chief Financial Officer in the life sciences industry since 2000 with experience in therapeutics, diagnostics and devices. Mr. Parsons has a Master of Accounting degree from the University of Waterloo and is a Chartered Professional Accountant and Chartered Accountant. Mr. Parsons is a resident of Ontario, Canada.

We believe that Mr. Parsons’ financial experience, including his history and knowledge of our company, enable him to make valuable contributions to the Board of Directors.

Rick Pauls was appointed our President and Chief Executive Officer in January 2010. Mr. Pauls has served as a member of the Board of Directors since April 2005 and the Chairman of the Board from April 2008 to July 2014. Prior to joining DiaMedica, Mr. Pauls was the Co-Founder and Managing Director of CentreStone Ventures Inc., a life sciences venture capital fund, from February 2002 until January 2010. Mr. Pauls was an analyst for Centara Corporation, another early stage venture capital fund, from January 2000 until January 2002. From June 1997 until November 1999, Mr. Pauls worked for General Motors Acceptation Corporation specializing in asset-backed securitization and structured finance. Mr. Pauls previously served as an independent member of the board of directors of LED Medical Diagnostics, Inc. Mr. Pauls received his Bachelor of Arts in Economics from the University of Manitoba and his M.B.A. in Finance from the University of North Dakota. Mr. Pauls is a resident of Minnesota, USA.

We believe that Mr. Pauls’s experience in the biopharmaceutical industry as an executive and investor and his extensive knowledge of all aspects of our company, business, industry, and day-to-day operations as a result of his role as our President and Chief Executive Officer enable him to make valuable contributions to the Board of Directors. In addition, as a result of his role as President and Chief Executive Officer, Mr. Pauls provides unique insight into our future strategies, opportunities and challenges, and serves as the unifying element between the leadership and strategic direction provided by the Board of Directors and the implementation of our business strategies by management.

Zhenyu Xiao, Ph.D. has served as a member of the Board of Directors since November 2016. Dr. Xiao was elected to the Board of Directors as a designee of Hermeda Industrial Co., Limited under an investment agreement which is described in more detail under “Related Persons Relationships and Transactions— Relationship with Hermeda Industrial Co., Limited.” Dr. Xiao has been the Chief Executive Officer of Hermed Equity Investment Management (Shanghai) Co., Ltd., a private equity fund. From June 2008 to November 2014, Dr. Xiao was the Associate General Manager of Shanghai Fosun Pharmaceutical Group Co Ltd., a pharmaceutical manufacturing company, where he was the deputy chief of the IPO team for the Fosun Pharma Listing in Hong Kong Exchange and the deputy director of Fosun Pharmaceutical Technological Center in charge of evaluating new technology and R&D and investment. Dr. Xiao has a Ph.D. degree in Pharmacology and conducted his postdoctoral research at University of Rochester (NY), co-founding a pharmaceutical company with Dr. Paul Okunieff and winning Small Business Technology Transfer support, a U.S. Small Business Administration program to facilitate joint venture opportunities between small businesses and non-profit research institutions. Mr. Xiao is a resident of Shanghai, China.

We believe that Dr. Xiao’s experience in the industry, including as an investor, enable him to make valuable contributions to the Board of Directors.

Penalties or Sanctions

To the knowledge of the Board of Directors and our management, none of our directors or director nominees as of the date of this proxy statement is or has been subject to:

●

any penalties or sanctions imposed by a court relating to a securities legislation or by a securities regulatory authority or has entered in a settlement agreement with a securities regulatory authority; or

●	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a director nominee.

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Board of Directors and our management, none of our directors or director nominees as of the date of this proxy statement is or has been, within 10 years before the date of this proxy statement, a director, chief executive officer or chief financial officer of any company (including DiaMedica) that, while that person was acting in that capacity:

●	was subject to a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

●

was subject to an event that resulted, after the director, chief executive officer or chief financial officer ceased to be a director, chief executive officer, or chief financial officer, in DiaMedica being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

●

within a year after the director, chief executive officer, or chief financial officer ceased to be a director, chief executive officer or chief financial officer of DiaMedica, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement, or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold its assets or the assets of the proposed director.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of all of the five nominees named above.

The Board of Directors Recommends a Vote FOR Each Nominee for Director	☑

VOTING PROPOSAL TWO— APPROVAL OF DIAMEDICA THERAPEUTICS INC.
2019 OMNIBUS INCENTIVE PLAN

________________

Background

On March 14, 2019, the Board of Directors adopted the DiaMedica Therapeutics Inc. 2019 Omnibus Incentive Plan (2019 Plan), subject to approval by our shareholders. The purpose of the 2019 Plan is to advance the interests of DiaMedica and our shareholders by enabling us to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of our company and increases in shareholder value. As such, the 2019 Plan provides opportunities for equity participation that align the interests of recipients with those of our shareholders.

The 2019 Plan will permit the Board of Directors, or a committee or subcommittee thereof, to grant to our eligible employees, non-employee directors and consultants non-statutory and incentive stock options, stock appreciation rights (SARs), restricted stock awards, restricted stock units (RSUs), deferred stock units, performance awards, non-employee director awards, and other stock-based awards. Subject to adjustment, the maximum number of our common shares to be authorized for issuance under the 2019 Plan is 2,000,000 common shares, which represents approximately 17% of our outstanding common shares.

The Board of Directors is asking our shareholders to approve the 2019 Plan in order to qualify stock options for treatment as incentive stock options for purposes of Section 422 of the United States Internal Revenue Code of 1986 (Code) and because Nasdaq Stock Market rules require shareholder approval of the 2019 Plan.

Summary of Sound Governance Features of the 2019 Plan

The Board of Directors believes that the 2019 Plan contains several features that are consistent with protecting the interests of our shareholders and sound corporate governance practices, including the following:

No automatic share replenishment or “evergreen” provision. The number of common shares available for issuance under the 2019 Plan is fixed and will not adjust based upon the number of our outstanding common shares.

Will not be excessively dilutive to our shareholders. The number of common shares authorized for issuance under the 2019 Plan represents approximately 17% of our outstanding common shares. We believe that the number of common shares authorized for issuance under the 2019 Plan is appropriate, standard, and customary for a company of our size and not excessively dilutive to our shareholders. We chose this number of authorized shares since we believe it will allow the 2019 Plan to cover anticipated new hire and annual equity award grants for at least three to five years. In light of the significant increase in the number of our employees over the past couple of years, we do not believe that our historical burn rates are meaningful or indicative of our anticipated future burn rates.

No re-pricing of “underwater” stock options or SARs without shareholder approval. The 2019 Plan prohibits the re-pricing of outstanding stock options or SARs without shareholder approval, except in connection with certain corporate transactions, such as a recapitalization or stock split, as may be necessary in order to prevent dilution or enlargement of the rights of participants. The 2019 Plan defines “re-pricing” broadly to include amendments or modifications to the terms of outstanding stock options or SARs to lower the exercise or grant price, canceling “underwater” stock options or SARs in exchange for cash, replacement awards having a lower exercise price or other awards, or repurchasing “underwater” stock options or SARs and granting new awards.

No liberal share counting or “recycling” of shares from exercised stock options, SARs, or other stock-based awards. Shares withheld to satisfy tax withholding obligations on awards or to pay the exercise or grant price of stock options, SARs, or other stock-based awards and any shares not issued or delivered as a result of a “net exercise” of a stock option will not become available for issuance as future award grants under the 2019 Plan. In addition, shares purchased by us on the open market using proceeds from the exercise of stock options or other awards will not become available for issuance as future award grants under the 2019 Plan. The full number of shares subject to a SAR or other stock-based award that is settled by the issuance of shares will be counted against the shares authorized for issuance under the 2019 Plan, regardless of the number of shares actually issued upon settlement of the SAR or other stock-based award.

No reload stock options or SARs. The 2019 Plan does not authorize reload stock options or SARs. Reload stock options and SARs are awards that automatically provide for an additional grant of awards of the same type upon the exercise of the award.

No discounted stock options or SARs. The 2019 Plan prohibits granting stock options with exercise prices and SARs with grant prices lower than the fair market value of a share of our common shares on the grant date.

No dividends on certain and unvested awards. Stock options, SARs and unvested performance awards are not entitled to dividend equivalent rights and no dividends will be paid on unvested awards. Stock option, SAR and unvested performance award holders have no rights as shareholders with respect to the shares underlying their awards until such awards are exercised or vested and shares are issued.

No tax gross-ups. The 2019 Plan does not provide for any tax gross-ups.

“Clawback” provisions. The 2019 Plan contains certain “clawback” provisions that require a participant to reimburse DiaMedica for any awards received after an accounting restatement and allow DiaMedica under certain circumstances to terminate outstanding awards and require a participant to return to DiaMedica any shares received, any profits or any other economic value realized by the participant in connection with any awards or any shares issued upon the exercise or vesting of any awards.

Limit on non-employee director awards. The 2019 Plan contains a meaningful annual limit on the number of common shares subject to awards granted to non-employee directors.

Summary of the 2019 Plan Features

The major features of the 2019 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2019 Plan, a copy of which may be obtained upon request to our Corporate Secretary at 2 Carlson Parkway, Suite 260, Minneapolis, Minnesota 55447, or by telephone at (763) 312-6755. A copy of the 2019 Plan has also been filed electronically with the SEC as Appendix A to this proxy statement and is available through the SEC’s website at www.sec.gov.

Purpose. The purpose of the 2019 Plan is to advance the interests of DiaMedica and our shareholders by enabling DiaMedica and our subsidiaries to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of DiaMedica and increases in shareholder value. As such, the 2019 Plan provides opportunities for equity participation that align the interests of recipients with those of our shareholders.

Plan Administration. The 2019 Plan will be administered by the Board of Directors or if the Board of Directors so delegates, the Compensation Committee of the Board or a subcommittee thereof, or any other committee delegated authority by the Board of Directors to administer the 2019 Plan. We expect both the Board of Directors and the Compensation Committee of the Board to administer the 2019 Plan. The Board of Directors or the committee administering the 2019 Plan is referred to as the “Committee.” The Committee may be comprised solely of directors designated by the Board of Directors who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, and (b) “independent directors” within the meaning of the rules of the Nasdaq Stock Market (or other applicable exchange or market on which our common shares may be traded or quoted. Subject to certain limitations, the Committee will have broad authority under the terms of the 2019 Plan to take certain actions under the plan.

Delegation. To the extent permitted by applicable law, the Board of Directors may delegate to one or more of its members or to one or more officers of DiaMedica such administrative duties or powers, as it may deem advisable. The Board of Directors may authorize one or more directors or officers of DiaMedica to designate employees, other than officers, non-employee directors, or 10% shareholders of DiaMedica, to receive awards under the plan and determine the size of any such awards, subject to certain limitations.

No Re-pricing. The Board of Directors may not, without prior approval of our shareholders, effect any re-pricing of any previously granted “underwater” option or SAR by: (i) amending or modifying the terms of the option or SAR to lower the exercise price or grant price; (ii) canceling the underwater option or SAR in exchange for (A) cash; (B) replacement options or SARs having a lower exercise price or grant price; or (C) other awards; or (iii) repurchasing the underwater options or SARs and granting new awards under the 2019 Plan. An option or SAR will be deemed to be “underwater” at any time when the fair market value of the common shares is less than the exercise price of the option or the grant price of the SAR.

Shares Authorized. Subject to adjustment (as described below), the maximum number of our common shares authorized for issuance under the 2019 Plan is 2,000,000 shares. No more than 2,000,000 shares may be granted as incentive stock options and no more than 100,000 shares may be granted to any non-employee director in any one year (other than shares received in lieu of any annual cash retainer or meeting fees).

Shares that are issued under the 2019 Plan or that are subject to outstanding awards will be applied to reduce the maximum number of shares remaining available for issuance under the 2019 Plan only to the extent they are used; provided, however, that the full number of shares subject to a stock-settled SAR or other stock-based award will be counted against the shares authorized for issuance under the 2019 Plan, regardless of the number of shares actually issued upon settlement of such SAR or other stock-based award. Any shares withheld to satisfy tax withholding obligations on awards issued under the 2019 Plan, any shares withheld to pay the exercise price or grant price of awards under the 2019 Plan, and any shares not issued or delivered as a result of the “net exercise” of an outstanding option or settlement of a SAR in shares will be counted against the shares authorized for issuance under the 2019 Plan and will not be available again for grant under the 2019 Plan. Shares subject to awards settled in cash will again be available for issuance pursuant to awards granted under the 2019 Plan. Any shares related to awards granted under the 2019 Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of the shares will be available again for grant under the 2019 Plan. Any shares repurchased by DiaMedica on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards. To the extent permitted by applicable law, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by DiaMedica or a subsidiary or otherwise will not be counted against shares available for issuance pursuant to the 2019 Plan. The shares available for issuance under the 2019 Plan may be authorized and unissued shares or treasury shares.

Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture, or extraordinary dividend (including a spin off) or other similar change in the corporate structure or our common shares, the Board of Directors will make the appropriate adjustment or substitution in order to prevent dilution or enlargement of the rights of participants. These adjustments or substitutions may be to the number and kind of securities and property that may be available for issuance under the 2019 Plan. In order to prevent dilution or enlargement of the rights of participants, the Board of Directors may also adjust the number, kind, and exercise price of securities or other property subject to outstanding awards.

Eligible Participants. Awards may be granted to employees, non-employee directors and consultants of DiaMedica or any of our subsidiaries. A “consultant” for purposes of the 2019 Plan is one who renders services to DiaMedica or its subsidiaries that are not in connection with the offer and sale of our securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our securities. As of April 1, 2019, 10 employees and four non-employee directors would have been eligible to participate in the 2019 Plan had it been approved by our shareholders at such time.

Types of Awards. The 2019 Plan will permit us to grant non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance awards, non-employee director awards, and other stock based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Stock Options. Stock options entitle the holder to purchase a specified number of our common shares at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The 2019 Plan permits the grant of both non-statutory and incentive stock options. Incentive stock options may be granted solely to eligible employees of DiaMedica or its subsidiary. Each stock option granted under the 2019 Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting and any other conditions. The exercise price of each stock option granted under the 2019 Plan must be at least 100% of the fair market value of a share of our common shares as of the date the award is granted to a participant. Fair market value under the 2019 Plan means the closing price of our common shares, as reported on the Nasdaq Stock Market, as of the end of a regular trading session on such date, or, if no shares were traded on such date, as of the next preceding date on which there was such a trade. The closing price of our common shares, as reported on the Nasdaq Stock Market, on April 1, 2019, was $4.37 per share. The Board of Directors will fix the terms and conditions of each stock option, subject to certain restrictions, such as a ten-year maximum term.

Stock Appreciation Rights. A stock appreciation right, or SAR, is a right granted to receive payment of cash, common shares, or a combination of both, equal to the difference between the fair market value of our common shares and the grant price of such shares. Each SAR granted must be evidenced by an award agreement that specifies the grant price, the term, and such other provisions as the Board of Directors may determine. The grant price of a SAR must be at least 100% of the fair market value of our common shares on the date of grant. The Board of Directors will fix the term of each SAR, but SARs granted under the 2019 Plan will not be exercisable more than 10 years after the date the SAR is granted.

Restricted Stock Awards, Restricted Stock Units, and Deferred Stock Units. Restricted stock awards, restricted stock units, or RSUs, and/or deferred stock units may be granted under the 2019 Plan. A restricted stock award is an award of common shares that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. RSUs or deferred stock units are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. Deferred stock units permit the holder to receive shares of common shares or the equivalent value in cash or other property at a future time as determined by the Board of Directors. The Board of Directors will determine, and set forth in an award agreement, the period of restriction, the number of shares subject to a restricted stock award or the number of RSUs or deferred stock units granted, the time of payment for deferred stock units, and other such conditions or restrictions.

Performance Awards. Performance awards, in the form of cash, shares of common shares, or other awards (or in a combination thereof) may be granted under the 2019 Plan in such amounts and upon such terms as the Board of Directors may determine. The Board of Directors shall determine, and set forth in an award agreement, the amount of cash and/or number of shares or other awards, the performance goals, the performance periods, and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares or other awards earned by the participant.

Non-Employee Director Awards. The Committee at any time and from time to time may approve resolutions providing for the automatic grant to non-employee directors of non-employee director awards, including non-statutory stock options. The Committee may also at any time and from time to time grant to non-employee directors such discretionary non-employee director awards as determined by the Committee in its sole discretion. In either case, such awards may be granted singly, in combination, or in tandem and may be granted pursuant to such terms, conditions, and limitations as the Committee may establish in its sole discretion consistent with the provisions of the 2019 Plan. The Committee may permit non-employee directors to elect to receive all or any portion of their annual retainers, meeting fees, or other fees in restricted stock, RSUs, deferred stock units, or other stock-based awards in lieu of cash.

Other Stock-Based Awards. Consistent with the terms of the plan, other stock-based awards may be granted to participants in such amounts and upon such terms as the Board of Directors may determine.

Dividend Equivalents. With the exception of stock options, SARs, and unvested performance awards, awards under the 2019 Plan may, in the discretion of the Board of Directors, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the common shares covered by such award had such shares been issued and outstanding on the dividend payment date. However, no dividends may be paid on unvested awards. Such dividend equivalents will be converted to cash or additional common shares by such formula and at such time and subject to such limitations as determined by the Board of Directors.

Termination of Employment or Other Service. The 2019 Plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement or an individual agreement between DiaMedica and a participant. If a participant’s employment or other service with DiaMedica is terminated for cause, then all outstanding awards held by such participant will be terminated and forfeited. In the event a participant’s employment or other service with DiaMedica is terminated by reason of death, disability, or retirement, then:

●

All outstanding stock options (excluding non-employee director options in the case of retirement) and SARs held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs would otherwise expire;

●	All outstanding stock options and SARs that are not exercisable and all outstanding restricted stock will be terminated and forfeited; and

●

All outstanding unvested RSUs, performance awards, and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with DiaMedica or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Board of Directors may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

In the event a participant’s employment or other service with DiaMedica is terminated by reason other than for cause, death, disability, or retirement, then:

●

All outstanding stock options (including non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options or SARs would otherwise expire;

●	All outstanding restricted stock will be terminated and forfeited; and

●

All outstanding unvested RSUs, performance awards and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with DiaMedica or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Board of Directors may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

Modification of Rights upon Termination. Upon a participant’s termination of employment or other service with DiaMedica or any subsidiary, the Board of Directors may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, RSUs, performance awards, non-employee director awards, and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest, or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Board of Directors; provided, however, that no stock option or SAR may remain exercisable beyond its expiration date any such action by the Board of Directors adversely affecting any outstanding award will not be effective without the consent of the affected participant, except to the extent the Board of Directors is authorized by the 2019 Plan to take such action.

Forfeiture and Recoupment. If a participant is determined by the Board of Directors to have taken any action while providing services to DiaMedica or within one year after termination of such services, that would constitute “cause” or an “adverse action,” as such terms are defined in the 2019 Plan, all rights of the participant under the 2019 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Board of Directors has the authority to rescind the exercise, vesting, issuance, or payment in respect of any awards of the participant that were exercised, vested, issued, or paid and require the participant to pay to DiaMedica, within 10 days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance, or payment. DiaMedica may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the Board of Directors to determine whether “cause” or “adverse action” exists. DiaMedica is entitled to withhold and deduct future wages to collect any amount due.

In addition, if DiaMedica is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse DiaMedica for the amount of any award received by such individual under the 2019 Plan during the 12 month period following the first public issuance or filing with the SEC, as the case may be, of the financial document embodying such financial reporting requirement. DiaMedica also may seek to recover any award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture, or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which our common shares is then listed or traded or any policy adopted by DiaMedica.

Effect of Change in Control. Generally, a change in control will mean:

●	The acquisition, other than from DiaMedica, by any individual, entity, or group of beneficial ownership of 50% or more of the then outstanding shares of common shares of DiaMedica;

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The consummation of a reorganization, merger, or consolidation of DiaMedica with respect to which all or substantially all of the individuals or entities who were the beneficial owners of common shares immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of common shares of the corporation resulting from the transaction; or

●	A complete liquidation or dissolution of DiaMedica or the sale or other disposition of all or substantially all of the assets of DiaMedica.

Subject to the terms of the applicable award agreement or an individual agreement between DiaMedica and a participant, upon a change in control, the Board of Directors may, in its discretion, determine whether some or all outstanding options and stock appreciation rights shall become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and RSUs shall lapse in full or in part and whether the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied. The Board of Directors may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of our shares of common shares subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to us by the holder, to be immediately cancelled by us, in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding us or a combination of both cash and such shares of stock.

Term, Termination and Amendment. Unless sooner terminated by the Board of Directors, the 2019 Plan will terminate at midnight on May 21, 2029. No award will be granted after termination of the 2019 Plan, but awards outstanding upon termination of the 2019 Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2019 Plan.

Subject to certain exceptions, the Board of Directors has the authority to terminate and the Board of Directors has the authority to amend the 2019 Plan or any outstanding award agreement at any time and from time to time. No amendments to the 2019 Plan will be effective without approval of DiaMedica’s shareholders if: (a) shareholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange on which the common shares is then traded, applicable U.S. state and federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the 2019 Plan; or (b) such amendment would: (i) materially increase benefits accruing to participants; (ii) increase the aggregate number of shares of common shares issued or issuable under the 2019 Plan; (iii) increase any limitation set forth in the 2019 Plan on the number of shares of common shares which may be issued or the aggregate value of awards which may be made, in respect of any type of award to any single participant during any specified period; or (iv) modify the eligibility requirements for participants in the 2019 Plan. No termination or amendment of the 2019 Plan or an award agreement shall adversely affect in any material way any award previously granted under the 2019 Plan without the written consent of the participant holding such award.

U.S. Federal Income Tax Information

The following is a general summary, as of the date of this proxy statement, of the U.S. federal income tax consequences to participants and DiaMedica of transactions under the 2019 Plan. This summary is intended for the information of shareholders considering how to vote at the meeting and not as tax guidance to participants in the 2019 Plan, as the consequences may vary with the types of grants made, the identity of the participant, and the method of payment or settlement. The summary does not address the effects of other U.S. federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2019 Plan.

Incentive Stock Options. With respect to incentive stock options, generally, the stock option holder is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the stock option holder meets the employment requirements and does not dispose of the common shares acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the common shares are disposed of before those periods expire, which is called a disqualifying disposition, the stock option holder will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common shares on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the stock option holder, assuming that a deduction is allowed under Section 162(m) of the Code.

Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the stock option holder. Upon exercise of the stock option, the stock option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common shares acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of an SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of an SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock, RSUs, Deferred Stock Units and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock, RSUs, deferred stock units, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction, assuming that a deduction is allowed under Section 162(m) of the Code, will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the recipient to pay to us, an amount necessary for us to satisfy the recipient’s federal, state or local tax withholding obligations with respect to awards granted under the 2019 Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on DiaMedica. The Board of Directors may permit a participant to satisfy a tax obligation by withholding shares of common shares underlying an award, tendering previously acquired shares, delivery of a broker exercise notice, or a combination of these methods.

Code Section 409A. A grant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” may not be deductible to the extent that it exceeds $1 million. For tax years beginning after December 31, 2017, a “covered employee” is defined to include any individual who was the principal executive officer, the principal financial officer and the three other highest paid executive officers of DiaMedica, if any, regardless of whether their total compensation for the year is required to be reported to shareholders under the Summary Compensation Table for any tax year of DiaMedica beginning after December 31, 2016. Further, if an individual is a “covered employee” for any tax year beginning after December 31, 2016, they remain a covered employee for all subsequent tax years. Certain compensation that is paid after December 31, 2017 may be exempt from the requirements of Section 162(m) if it is payable pursuant to a written binding contract that was in effect on November 2, 2017 and would have been exempt under Section 162(m) as in effect on December 31, 2017. Note however, that DiaMedica has no such contracts outstanding.

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and DiaMedica, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from DiaMedica, would constitute a “parachute payment” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

New Plan Benefits

It is not presently possible to determine the benefits or amounts that will be received by or allocated to participants under the 2019 Plan or would have been received by or allocated to participants for the last completed fiscal year if the 2019 Plan had then been in effect because awards under the 2019 Plan will be made at the discretion of the Committee.

Board of Directors Recommendation

The Board of Directors unanimously recommends that our shareholders vote FOR approval of the DiaMedica Therapeutics Inc. 2019 Omnibus Incentive Plan.

The Board of Directors Recommends a Vote FOR Voting Proposal Two	☑

VOTING PROPOSAL THREE— CONTINUANCE OF DIAMEDICA THERAPEUTICS INC. FROM THE CANADA BUSINESS CORPORATIONS ACT TO BRITISH COLUMBIA’S BUSINESS CORPORATION ACT

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Introduction

DiaMedica is currently incorporated under the Canada Business Corporations Act (CBCA). The Board of Directors proposes to continue DiaMedica into British Columbia under British Columbia’s Business Corporation Act (BCBCA). This transaction is known as a Continuance under Canadian law (Continuance). At the meeting, shareholders will be asked to consider and, if thought advisable, approve with or without variation a proposal to approve the Continuance (Continuance Proposal).

The BCBCA is a more recent statute than the CBCA and management believes it provides more flexibility than the CBCA does. In particular, the BCBCA, unlike the CBCA, does not require that at least 25% of the directors be ordinarily resident in Canada. DiaMedica conducts business, including the manufacture of drug product, pre-clinical research and the conduct of required clinical trials, on an international basis, currently in Canada, the United States, Australia and China and needs flexibility to recruit directors who can contribute to its growth and development, wherever such persons may reside. Continuance under the BCBCA will also provide some added flexibility with respect to corporate transactions.

Continuance Process

In order to effect the Continuance:

●

DiaMedica must obtain shareholder approval of the Continuance by way of the Continuance Proposal, being a special resolution to be passed by not less than two-thirds of the votes cast at the meeting in person or by proxy (Special Resolution);

●

DiaMedica must make a written application to the director appointed under the CBCA (CBCA Director) responsible for evaluating such applications and for providing the consent to continue under the BCBCA, such written application to establish to the satisfaction of the Director that the proposed Continuance will not adversely affect DiaMedica’s creditors or shareholders;

●

Once the Continuance Proposal is passed and DiaMedica has obtained the consent of the CBCA Director, DiaMedica must file a Continuation Application and the consent of the CBCA Director, along with prescribed documents under the BCBCA, with the Registrar of Companies under the BCBCA to obtain a Certificate of Continuation;

●

On the date shown on the Certificate of Continuation issued by the British Columbia Registrar of Companies, DiaMedica will become a company registered under the laws of the Province of British Columbia as if it had been incorporated under the laws of the Province of British Columbia; and

●	DiaMedica must then file a copy of the Certificate of Continuation with the CBCA Director and receive a Certificate of Discontinuance under the CBCA.

Effect of Continuance

Upon the Continuance, the CBCA will cease to apply to DiaMedica and DiaMedica will thereupon become subject to the BCBCA, as if it had been originally incorporated as a British Columbia company. The Continuance will not create a new legal entity, affect the continuity of DiaMedica or result in a change in its business. The persons elected as directors by the shareholders at the meeting will continue to constitute the Board of Directors upon the Continuance becoming effective.

The BCBCA provides that when a foreign corporation continues under such legislation:

●	the property, rights and interests of the foreign corporation continue to be the property, rights and interests of DiaMedica;

●	DiaMedica continues to be liable for the obligations of the foreign corporation;

●	an existing cause of action, claim or liability to prosecution is unaffected;

●	a legal proceeding being prosecuted or pending by or against the foreign corporation may be prosecuted or its prosecution may be continued, as the case may be, by or against DiaMedica; and

●	a conviction against, or a ruling, order or judgment in favor of or against, the foreign corporation may be enforced by or against DiaMedica.

The Continuance will not affect DiaMedica’s status as a listed company on The Nasdaq Capital Market, as a reporting issuer under the securities legislation of any jurisdiction in Canada or as a registrant under the securities legislation in the United States, and DiaMedica will remain subject to the requirements of such legislation.

As of the effective date of the Continuation, DiaMedica’s current constating documents — its Articles and By-laws under the CBCA — will be replaced with a Notice of Articles and Articles under the BCBCA, the legal domicile of DiaMedica will be the Province of British Columbia and DiaMedica will no longer be subject to the provisions of the CBCA.

A copy of the proposed Articles under the BCBCA are attached to this proxy statement as Appendix B.

Comparison of CBCA and BCBCA

Upon the Continuance, DiaMedica would be governed by the BCBCA. Although the rights and privileges of shareholders under the CBCA are in many instances comparable to those under the BCBCA, there are several notable differences and shareholders are advised to review the information contained in this proxy statement and to consult with their professional advisors.

In general terms, the BCBCA provides to shareholders substantively the same rights as are available to shareholders under the CBCA, including rights of dissent and appraisal and rights to bring derivative actions and oppression actions. There are, however, important differences concerning the qualifications of directors, location of shareholder meetings and certain shareholder remedies. The following is a summary comparison of certain provisions of the BCBCA and the CBCA. This summary is not intended to be exhaustive and is qualified in its entirety by the full provisions of the CBCA and BCBCA, as applicable.

Board of Directors

The BCBCA provides that a reporting company must have a minimum of three directors but does not impose any residency requirements on the directors. Under the CBCA, at least twenty-five percent of the directors must be resident Canadians. However, if a corporation has less than four directors, at least one director must be a resident Canadian. Subject to certain exceptions, generally an individual has to be ordinarily resident in Canada to be considered a resident Canadian under the CBCA.

Under the BCBCA, a director may be removed by shareholders by special resolution unless the Articles provide for a lower approval level, while under the CBCA directors may be removed by an ordinary resolution of shareholders. In accordance with the CBCA, under DiaMedica’s current By-laws, directors of DiaMedica may be removed by an ordinary resolution of the shareholders at a special meeting of the shareholders. Under the proposed Articles, the removal of directors by the shareholders will require a special resolution, not an ordinary resolution.

Charter Documents

The form of the charter documents for a BCBCA company is quite different from the form for a CBCA corporation.

Under the CBCA, the charter documents consist of: (i) Articles, which set forth, among other things, the name of the corporation, the province in which the corporation’s registered office is to be located, the authorized share capital including any rights, privileges, restrictions and conditions thereon, whether there are any restrictions on the transfer of shares of the corporation, the number of directors (or the minimum and maximum number of directors), any restrictions on the business that the corporation may carry on and other provisions such as the ability of the directors to appoint additional directors between annual meetings, and (ii) the By-laws, which govern the management of the corporation. The Articles are filed with Corporations Canada and the By-laws are filed only at the registered office.

Under the BCBCA, the charter documents consist of (i) a “notice of articles”, which sets forth the name of the company, the company’s registered and records office, the names and addresses of the directors of the company and the amount and type of authorized capital, and (ii) “articles” which govern the management of the company and set out any special rights or restrictions attached to shares. The notice of articles is filed with the Registrar of Companies and the articles are filed only with a company’s registered and records office.

A copy of DiaMedica’s proposed Articles under the BCBCA are attached to this proxy statement as Appendix B. A brief description of the material differences between DiaMedica’s current By-laws and the proposed Articles is set out under “—Comparison of New Articles to Current By-Laws” below.

Changes to Charter Documents

The CBCA requires shareholder approval by special resolution to change the name of the corporation, whereas under the BCBCA the board of directors may approve a change of name. The BCBCA permits changes to be made to the constating documents with shareholder approval by ordinary resolution, unless a higher threshold is specified in the articles. The proposed Articles of DiaMedica generally do not specify a higher threshold. Under the CBCA, changes to the articles generally require approval by shareholders by special resolution while changes to the By-laws require shareholder approval by ordinary resolution, unless a higher threshold is specified in the By-laws. However, the BCBCA is slightly less flexible with respect to the timing for adopting changes to the constating documents. Changes to the articles of a BCBCA company require approval by shareholders in order to become effective. The board of directors of a CBCA corporation, however, may amend the By-laws of the corporation with immediate effect, subject to the amendment ceasing to have effect if it is not approved by shareholders at the next shareholder meeting.

Shareholder Proposals and Shareholder Requisitions

Both statutes provide for shareholder proposals. Under the CBCA, a record or non-record shareholder may submit a proposal, although the record or non-record shareholder must either: (i) have owned for six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least CAD$2,000, or (ii) have the support of persons who, in the aggregate, have owned for six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least CAD$2,000. Under the BCBCA, in order for one or more record or non-record shareholders to be entitled to submit a proposal, they must have held voting shares for an uninterrupted period of at least two years before the date the proposal is signed by the shareholders and must own not less than 1% of the total number of voting shares or voting shares with a fair market value in excess of CAD$2,000.

Both statutes provide that one or more record shareholders holding more than 5% of the outstanding voting equity may requisition a meeting of shareholders, and permit the requisitioning record shareholder to call the meeting where the board of directors of DiaMedica does not do so within the 21 days following DiaMedica’s receipt of the shareholder meeting requisition. However, the BCBCA, unlike the CBCA, specifies that the requisitioned shareholder meeting must be held within not more than four months after the date DiaMedica received the requisition. The CBCA does not specify such an outside limit.

Comparison of Rights of Dissent and Appraisal

The BCBCA provides that shareholders who dissent to certain actions being taken by a company may exercise a right of dissent and require DiaMedica to purchase the shares held by such shareholders at the fair value of such shares. The dissent right is available to shareholders, whether or not their shares carry the right to vote, where DiaMedica proposes:

●	to alter the articles to alter restrictions on the powers of DiaMedica or on the business it is permitted to carry on;

●	to adopt an amalgamation (also referred to as a consolidation) agreement;

●	to approve an amalgamation into a foreign jurisdiction;

●	to approve an arrangement, the terms of which arrangement permit dissent or where the right of dissent is given pursuant to a court order;

●	to authorize or ratify the sale, lease or other disposition of all or substantially all of DiaMedica’s undertaking;

●	to authorize the continuation of DiaMedica into a jurisdiction other than British Columbia;

●	to approve any other resolution, if dissent is authorized by the resolution; or

●	a matter to which dissent rights are permitted by court order.

The CBCA contains a similar dissent remedy. However, the procedure for exercising this remedy under the CBCA is different than that contained in the BCBCA. The dissent provisions of the CBCA are described in section “—Rights of Dissenting Shareholders” below, and set forth in Appendix C to this proxy statement. Under the BCBCA the dissenting shareholder must generally send notice of dissent prior to the resolution being passed.

Oppression Remedies

Under the BCBCA, a shareholder of a company has the right to apply to court on the grounds that:

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the affairs of DiaMedica are being or have been conducted, or that the powers of the directors are being or have been exercised, in a manner oppressive to one or more of the shareholders, including the applicant, or

●

some act of DiaMedica has been done or is threatened, or that some resolution of the shareholders or of the shareholders holding shares of a class or series of shares has been passed or is proposed, that is unfairly prejudicial to one or more of the shareholders, including the applicant.

On such an application, the court can grant a variety of remedies, ranging from an order restraining the conduct complained of to an order requiring DiaMedica to repurchase the shareholder’s shares or an order liquidating DiaMedica.

The CBCA also includes an oppression remedy which is very similar. However, the CBCA will only allow a court to grant relief if the effect actually exists, while the BCBCA will allow a court to grant relief where a prejudicial effect to the shareholder is merely threatened. In addition, under the BCBCA, non-shareholders require the leave of a court in order to bring an oppression claim.

Shareholder Derivative Actions

Under the BCBCA, a record shareholder, non-record shareholder or director of a company may, with judicial leave, bring an action in the name and on behalf of DiaMedica to enforce a right, duty or obligation owed to DiaMedica that could be enforced by DiaMedica itself or to obtain damages for any breach of such right, duty or obligation. There is a similar right of a shareholder or director, with leave of the court, and in the name and on behalf of DiaMedica, to defend an action brought against DiaMedica. The court will grant leave under the BCBCA for an application to commence a derivative action if:

●	the complainant has made reasonable efforts to cause the directors of DiaMedica to prosecute or defend the legal proceeding;

●	notice of the application for leave has been given to DiaMedica and to any other person the court may order;

●	the complainant is acting in good faith; and

●	it appears to the court that it is in the best interests of DiaMedica for the legal proceeding to be prosecuted or defended.

The CBCA extends the right to a broader group of complainants as it affords the right to a record shareholder, former record shareholder, non-record shareholder, former non-record shareholder, director, former director, officer and a former officer of a corporation or any of its affiliates, and any person who, in the discretion of the court, is a proper person to make an application to court to bring a derivative action. In addition, the CBCA permits derivative actions to be commenced in the name and on behalf of not only the corporation, but also any of its subsidiaries. No leave may be granted under the CBCA unless the court is satisfied that:

●

the complainant has given at least 14 days’ notice to the directors of the corporation or its subsidiary of the complainant’s intention to apply to the court if the directors of the corporation or its subsidiary do not bring, diligently prosecute, defend or discontinue the action;

●	the complainant is acting in good faith; and

●	it appears to be in the interests of the corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued.

Place of Meetings

Under the BCBCA, general meetings of shareholders are to be held in British Columbia, or may be held at a location outside of British Columbia if: (i) the location is provided for in the articles, (ii) the articles do not restrict DiaMedica from approving a location outside of British Columbia and the location is approved by the resolution required by the articles for that purpose, or if no resolution is required for that purpose by the articles, is approved by ordinary resolution, or (iii) the location is approved in writing by the Registrar of Companies before the meeting is held. Subject to certain exceptions, the CBCA provides that meetings of shareholders shall be held at the place within Canada provided in the By-laws or, in the absence of such provision, at the place within Canada that the directors determine. A meeting may be held outside Canada if the place is specified in the articles or all the shareholders entitled to vote at the meeting agree that the meeting is to be held at that place.

Flexibility in Structuring Transactions

The BCBCA provides greater flexibility to implement certain transactions than the CBCA does. Unlike the CBCA, the BCBCA permits a subsidiary to hold shares of its parent. The BCBCA also permits a corporate group to implement horizontal short-form amalgamations even though all the shares of the amalgamating companies are not held by the same company within the group and permits a company to amalgamate with a foreign corporation to form a British Columbia company, if permitted by the foreign jurisdiction.

Constitutional Jurisdiction

Other significant differences in the statutes arise from the differences in the constitutional jurisdiction of the federal and provincial governments. For example, a CBCA corporation has the capacity to carry on business throughout Canada. Under the BCBCA, the registered office must be situated in British Columbia, whereas under the CBCA, the registered office of the corporation must be situated in the province specified in its articles. A BCBCA company is only allowed to carry on business in another province where that other province allows it to register to do so. A CBCA corporation is subject to provincial laws of general application, but a province cannot pass laws directed specifically at restricting a CBCA corporation’s ability to carry on business in that province. If another province so chooses, however, it can restrict a BCBCA company’s ability to carry on business within that province. Also, a CBCA corporation will not have to change its name if it wants to do business in a province where there is already a corporation with a similar name, whereas a BCBCA company may not be allowed to use its name in that other province. DiaMedica does not expect that the Continuance will affect the continuity of DiaMedica or result in a change in its business.

Comparison of New Articles to Current By-Laws

Upon the Continuance, DiaMedica’s By-laws will be repealed and new Articles in the form set forth in Appendix B to this proxy statement will be adopted. There are many differences between the form of the current By-laws and the proposed Articles. A number of these changes reflect the increased flexibility afforded to companies under the BCBCA as compared with those governed by the CBCA. In certain cases, provisions contained in DiaMedica’s current By-laws which deal with matters which will, following the Continuance, be dealt with in the BCBCA or applicable securities legislation, rules and policies, will not be contained in the new Articles. As well, certain provisions in DiaMedica’s current By-laws that reflect the provisions of the CBCA will be retained in the new Articles but will be altered as required to reflect the provisions of the BCBCA. The following is a summary comparison of certain provisions of DiaMedica’s current By-laws and the proposed new Articles. This summary is not intended to be exhaustive and is qualified in its entirety by the full provisions of the current By-laws and proposed new Articles, as applicable.

1.	Directors Authority to Set Auditor’s Remuneration

Under the CBCA, remuneration payable to the auditors is fixed by the board, unless fixed by shareholders by ordinary resolution. DiaMedica’s practice has been for the Board of Directors, or a committee thereof, to fix the remuneration payable to the auditors. In order to continue that practice under the BCBCA, the Articles need to specify that the directors are authorized to set the remuneration paid to the auditors of DiaMedica.

2.	Shareholder Meeting Matters

Various provisions of the Articles are aimed at providing additional clarity regarding the conduct of shareholder meetings, including (i) confirming that access to ballots and proxies voted at the shareholder meeting will be provided as soon as reasonably practicable after the meeting, (ii) confirming the authority of the chair of the shareholder meeting and the Board of Directors to waive the time by which proxies must be deposited with DiaMedica or its agent in respect of a shareholder meeting, (iii) revising authority for determining which persons, in addition to shareholders, proxy holders, directors and the auditors, may attend shareholder meetings, (iv) revising authority for adjourning a shareholder meeting due to lack of quorum, (v) clarifying that the chair of the meeting has authority to determine certain disputes in good faith and (vi) clarifying that both the chair of the meeting and the Board of Directors have the authority to require evidence of ownership of shares and authority to vote at a shareholder meeting.

3.	Requirements for Special Resolutions

The CBCA requires that certain matters be approved by shareholders by special resolution. Under the BCBCA, there is flexibility to provide for different approval requirements for some matters in the articles. DiaMedica proposes to adopt the more flexible approach under the BCBCA in order to be able to react and adapt to changing business conditions.

As a result, as allowed under the BCBCA, management and the Board of Directors are proposing that the Articles provide for the following matters (which currently require a special resolution of the shareholders) to require a directors’ resolution only, and not require a shareholders’ resolution (recognizing that regulatory authorities may require shareholder approval in certain cases in any event):

●	a subdivision of all or any of the unissued, or fully paid issued, shares;

●	a consolidation of all or any of the unissued, or fully paid issued, shares; and

●	a change of name of DiaMedica.

Other capital and share structure changes will continue to require shareholder approval, however the Articles would provide that unless otherwise specified in the Articles or the BCBCA, alterations to the Articles or Notices of Articles will require shareholder approval only by ordinary resolution. The creation, variation or elimination of special rights or restrictions attached to issued shares would likewise only require shareholder approval by ordinary resolution.

Continuance Resolution

In order to be effective, the Continuance Proposal requires the approval of not less than two-thirds of the votes cast by shareholders represented at the meeting in person or by proxy. Even if the Continuance Proposal is approved, the Board of Directors retains the power to revoke it at all times without any further approval by shareholders. The Board of Directors will only exercise such power in the event that it is, in its opinion, in the best interest of DiaMedica. For example, if a significant number of shareholders dissent in respect of the Continuance Proposal, the Board of Directors may determine not to proceed with the Continuance.

As a shareholder of DiaMedica, you are invited to vote with respect to the Continuance Proposal through the following resolution:

Resolved as a special resolution, that:

(a)	DiaMedica:

(i)	apply to the CBCA Director pursuant to Section 188(1) of the CBCA;

(ii)

apply to the Registrar of Companies of British Columbia to continue as a British Columbia company pursuant to Section 302 of the BCBCA in accordance with a Continuation Application prepared in connection with the Continuance; and

(iii)	deliver a copy of the Certificate of Continuation to the CBCA Director and request that the CBCA Director issue a Certificate of Discontinuance under Section 188(7) of the CBCA;

(b)          subject to the issuance of such Certificate of Continuation and without affecting the validity of DiaMedica and the existence of DiaMedica by or under its existing Articles and By-laws and any act done thereunder, effective upon issuance of the Certificate of Continuation, DiaMedica adopt the Notice of Articles set forth in the Continuation Application and the Articles attached to this proxy statement, in substitution for DiaMedica’s existing Articles and By-laws, and such Notice of Articles and Articles are hereby approved and adopted;

(c)           notwithstanding that this special resolution has been duly passed by the shareholders of DiaMedica, the directors of DiaMedica are hereby authorized, at their discretion, to determine, at any time, to proceed or not to proceed with the continuance and to abandon this resolution at any time prior to the implementation of the continuance without further approval of the shareholders and in such case, this resolution approving the continuance shall be deemed to have been rescinded; and

(d)           any one director or any one officer of DiaMedica hereby authorized and empowered, acting for, in the name of and on behalf of DiaMedica, to execute or to cause to be executed, under the seal of DiaMedica or otherwise, and to deliver and file or to cause to be delivered and filed, the Continuation Application and such other documents and instruments, and to do or to cause to be done, such other acts and things as in the opinion of such director or officer of DiaMedica may be necessary or desirable in order to carry out the intent of this resolution.

Rights of Dissent in Respect of the Continuance Proposal

Record shareholders who wish to dissent should take note that strict compliance with the dissent procedures is required.

The following description of rights of shareholders to dissent is not a comprehensive statement of the procedures to be followed by a dissenting shareholder who seeks payment of the fair value of its common shares and is qualified in its entirety by the reference to the full text of Section 190 of the CBCA which is attached to this proxy statement as Appendix C. A dissenting shareholder who intends to exercise the right of dissent should carefully consider and comply with the provisions of Section 190 of the CBCA and should seek independent legal advice. Failure to comply strictly with the provisions of the CBCA and to adhere to the procedures established therein may result in the loss of all rights thereunder.

Pursuant to Section 190 of the CBCA, a record shareholder is entitled, in addition to any other right that the shareholder may have, to dissent and to be paid by DiaMedica the fair value of the shares in respect of which that shareholder dissents. “Fair value” is determined as of the close of business on the last business day before the day on which the Continuance Proposal is adopted. A shareholder may dissent only with respect to all of the shareholder’s common shares or shares held by the shareholder on behalf of any one non-record holder. Further, a shareholder may only dissent in respect of shares registered in the dissenting shareholder’s name.

Persons who are non-record shareholders who wish to dissent with respect to their common shares should be aware that only record shareholders are entitled to dissent with respect to them. A record shareholder such as an intermediary who holds common shares as nominee for non-record shareholders, must exercise the right of dissent on behalf of non-record shareholders with respect to the common shares held for such non-record shareholders. In such case, the Notice of Objection (as defined below) should set forth the number of common shares it covers.

A record shareholder who wishes to dissent must send a written objection notice (Notice of Objection) objecting to the Continuance Proposal to DiaMedica, c/o Fox Rothschild LLP, Campbell Mithun Tower – Suite 2000, 22 South Ninth Street, Minneapolis, Minnesota, United States of America 55402-3338, fax number 612-607-7100, Attention: Amy Culbert, at or prior to the time of the meeting or any adjournment thereof in order to be effective.

The delivery of a Notice of Objection does not deprive a record shareholder of its right to vote at the meeting, however, a vote in favor of the Continuance Proposal will result in a loss of its rights under Section 190 of the CBCA. A vote against the Continuance Proposal, whether in person or by proxy, does not constitute a Notice of Objection, but a shareholder need not vote its common shares against the Continuance Proposal in order to object. Similarly, the revocation of a proxy conferring authority on the proxy holder to vote in favor of the Continuance Proposal does not constitute a Notice of Objection in respect of the Continuance Proposal, but any such proxy granted by a shareholder who intends to dissent should be validly revoked in order to prevent the proxy holder from voting such common shares in favor of the Continuance Proposal.

If the Continuance Proposal is approved at the meeting or at an adjournment or postponement thereof, DiaMedica is required to deliver to each shareholder who has filed a Notice of Objection and has not voted for the Continuation Proposal or not withdrawn that shareholder’s Notice of Objection (each, a Dissenting Shareholder), within 10 days after the approval of the Continuance Proposal, a notice stating that the Continuance Proposal has been adopted (Notice of Resolution). A Dissenting Shareholder then has 20 days after receipt of the Notice of Resolution or, if the Dissenting Shareholder does not receive a Notice of Resolution, within 20 days after learning that the Continuance Proposal has been adopted, to send to DiaMedica a written notice (Demand for Payment) containing the Dissenting Shareholder’s name and address, the number of common shares in respect of when it dissents and a demand for payment of the fair value of such common shares. A Dissenting Shareholder must within 30 days after sending the Demand for Payment, send the certificates representing the common shares in respect of which it is dissenting to DiaMedica or its transfer agent, Computershare Investor Services Inc. DiaMedica or Computershare Investor Services Inc. must endorse the certificates with a notice that the holder is a Dissenting Shareholder under Section 190 of the CBCA and forthwith return the certificates to the Dissenting Shareholder. A Dissenting Shareholder who does not send the certificates within the 30 day period has no right to make a claim under Section 190 of the CBCA.

On the sending a Demand for Payment, a Dissenting Shareholder ceases to have any rights as a holder of common shares, other than the right to be paid their fair value, unless: (i) the Demand for Payment is withdrawn before DiaMedica makes an Offer to Pay (as defined below); (ii) DiaMedica fails to make a timely Offer to Pay to the Dissenting Shareholder and the Dissenting Shareholder withdraws the Demand for Payment; or (iii) the Continuation is not proceeded with.

Not later than seven days after the later of the date shown on the Certificate of Continuation is issued by the British Columbia Registrar of Companies and the day DiaMedica receives the Demand for Payment, DiaMedica must send a written offer to pay (Offer to Pay) in the amount considered by the Board of Directors to be the fair value of the common shares in respect of which the Dissenting Shareholder has dissented. The Offer to Pay must be accompanied by a statement showing how the fair value was determined. Every Offer to Pay made to Dissenting Shareholders must be on the same terms, and lapses if not accepted within 30 days after being made. If the Offer to Pay is accepted, payment must be made within 10 days of acceptance.

If DiaMedica does not make an Offer to Pay or if a Dissenting Shareholder fails to accept an Offer to Pay, DiaMedica may, within 50 days after the date shown on the Certificate of Continuation is issued by the British Columbia Registrar of Companies or within such further period as a court of competent jurisdiction may allow, apply to the court to fix a fair value for the securities of any Dissenting Shareholder. If DiaMedica fails to so apply to the court, a Dissenting Shareholder may do so for the same purpose within a further period of 20 days or such other period as the court may allow. A Dissenting Shareholder is not required to give security for costs in any application to the court. Applications referred to in this paragraph may be made to a court of competent jurisdiction in the place where DiaMedica has its registered office or in the province where the Dissenting Shareholder resides if DiaMedica carries on business in that province.

If DiaMedica makes an application to the court, it must give notice of the date, place and consequences of the application and of the Dissenting Shareholder’s right to appear and be heard to each Dissenting Shareholder who has sent DiaMedica a Demand for Payment and has not accepted an Offer to Pay. All Dissenting Shareholders whose shares have not been purchased by DiaMedica must be made parties to the application and are bound by the decision of the court. The court is authorized to determine whether any other person is a Dissenting Shareholder who should be joined as a party to such application.

The court must fix a fair value for the shares of all Dissenting Shareholders and may in its discretion allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the effective date of the Continuation until the date of payment of the amount so fixed. The final order of the court in the proceedings commenced by an application by DiaMedica or a Dissenting Shareholder must be rendered against DiaMedica and in favor of each Dissenting Shareholder.

The above is only a summary of the dissenting shareholder provisions of the CBCA. A shareholder of DiaMedica wishing to exercise a right to dissent should seek independent legal advice. Failure to comply strictly with the provisions of the statute may prejudice the right of dissent.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the Continuance of DiaMedica from the CBCA to the BCBCA.

The Board of Directors Recommends a Vote FOR Voting Proposal Three	☑

PROPOSAL FOUR—APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION TO THE BOARD OF DIRECTORS TO FIX THE AUDITORS’ REMUNERATION

_________________

Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current independent registered public accounting firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, and industry knowledge of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; its capabilities relative to our business; and its knowledge of our operations. Upon consideration of these and other factors, the Audit Committee has appointed Baker Tilly Virchow Krause, LLP (Baker Tilly) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Baker Tilly was first appointed as our auditor on April 27, 2018.

Representatives of Baker Tilly Virchow Krause, LLP will be present at the meeting to respond to appropriate questions. They also will have the opportunity to make a statement if they wish to do so.

Change in Independent Auditor for Canadian Federal Securities Law Purposes

In preparing for a public offering of our common shares in the United States and the listing of our common shares on The Nasdaq Capital Market, we engaged Baker Tilly to re-audit our financial statements for fiscal years 2017 and 2016, prepared in accordance with generally accepted accounting principles in the United States. These financial statements were used in the registration statement for our initial public offering in the United States. In conjunction with the completion of this offering and DiaMedica becoming a U.S. public reporting company, we requested KPMG LLP, the former independent auditor of our financial statements prepared in accordance with International Financial Reporting Standards, to resign effective as of December 12, 2018. This change was not considered a change in auditors under the U.S. federal securities laws. However, this change was considered a change in auditors under Canadian federal securities laws, and we filed a change of auditor notice on December 13, 2018 in accordance with National Instrument 51-102 – Continuous Disclosure Obligations (NI 51-102) in which we confirmed that:

●	the audit reports of KPMG LLP for the “relevant period” (as defined in NI 51-102) did not express a modified opinion; and

●	there were no “reportable events” (as defined in NI 51-102).

KPMG LLP and Baker Tilly filed letters with the relevant Canadian securities regulatory authorities confirming their agreement with the information set out in our change of auditor notice.

A copy of the reporting package containing the notice and letters referred to above are attached as Appendix D to this proxy statement.

Audit, Audit-Related, Tax and Other Fees

The following table presents the aggregate fees billed to us by Baker Tilly Virchow Krause, LLP for the fiscal years ended December 31, 2018 and December 31, 2017.

	Aggregate Amount Billed by Baker Tilly Virchow Krause, LLP ($)
	Fiscal 2018	Fiscal 2017
Audit Fees(1)	$219,000	$—
Audit-Related Fees(2)	61,635	—
Tax Fees(3)	29,152	—
All Other Fees	—	—

(1)

These fees consisted of the audit of our annual financial statements for fiscal 2018 and 2017, review of quarterly financial statements and other services normally provided in connection with statutory and regulatory filings or engagements.

(2)

These fees consisted of the review of our registration statement on Form S-1 in connection with our initial public offering in 2018 and related services normally provided in connection with statutory and regulatory filings or engagements.

(3)	These fees consisted of fees for professional services, including tax consulting and compliance performed.

Audit Committee Pre-Approval Policies and Procedures

All services rendered by Baker Tilly Virchow Krause, LLP to DiaMedica were permissible under applicable laws and regulations and all services provided to DiaMedica, other than de minimis non-audit services allowed under applicable law, were approved in advance by the Audit Committee. The Audit Committee’s Charter requires the Audit Committee to pre-approve all auditing services and permitted non-audit services, including fees for such services. The Audit Committee has not adopted any formal pre-approval policies and procedures.

Board Recommendation

The Board of Directors unanimously recommends that shareholders vote FOR the appointment of Baker Tilly Virchow Krause, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2019 and authorization to the Board of Directors to fix the auditors’ remuneration.

The Board of Directors Recommends a Vote FOR Voting Proposal Four	☑

STOCK OWNERSHIP

________________

Security Ownership of Certain Beneficial Owners

The table below sets forth certain information concerning the beneficial ownership of our common shares as of March 28, 2019, by each person known by us to beneficially own more than 5% of our common shares. The calculations in the table below assumes that there are 11,956,874 common shares outstanding.

Class of securities	Name and address of beneficial owner	Number of common shares beneficially owned	Percentage of common shares beneficially owned
Common Shares	Hermeda Industrial Co. Limited Level 54 Hopewell Centre 183 Queensroad East Hong Kong	1,000,000(1)	8.4%

Common Shares	Dr. Albert D. Friesen 4-1250 Waverley Street Winnipeg, Manitoba R3T 6C6 Canada	705,913(2)	5.9%

Common Shares	Nancy Chang 101 Westcott, Unit 603 Houston, TX 77007	660,395(3)	5.5%

Common Shares	CentreStone Ventures Limited Partnership 4-1250 Waverley Street Winnipeg, Manitoba R3T 6C6 Canada	598,698(4)	5.0%

*	Represents beneficial ownership of less than one percent.

(1)

Based solely on information contained in a Schedule 13G of Hermeda Industrial Co., Limited filed with the SEC on January 24, 2019, reflecting beneficial ownership as of December 6, 2018. Zhenyu Xiao, Ph.D., the managing director of Hermeda Industrial Co., Limited, has sole voting and dispositive power over the common shares held by Hermeda Industrial Co., Limited.

(2)

Based solely on information contained in a Schedule 13G of Dr. Albert D. Friesen filed with the SEC on January 29, 2019, reflecting beneficial ownership as of December 6, 2018. CentreStone Ventures Limited Partnership (CentreStone LP) is the record owner of 598,698 of our common shares. CentreStone Ventures Inc. (CentreStone), the general partner of CentreStone LP, has delegated the sole voting and dispositive power over the common shares held by CentreStone LP to Dr. Alfred D. Friesen. Genesys Venture Inc. (Genesys) is the record owner of 107,215 of our common shares. Dr. Friesen, through his majority owned company, ADF Family Holding Corp., has sole voting and dispositive power over the common shares held by Genesys.

(3)

Based solely on information contained in a Schedule 13G of Nancy Chang filed with the SEC on February 1, 2019, reflecting beneficial ownership as of December 6, 2018. Includes 620,925 common shares held by Nancy Chang and 39,470 common shares held by the Chang Family Foundation. Ms. Chang has sole voting and dispositive power over the common shares held by the Chang Family Foundation. Also includes 2,500 common shares subject to an option that is currently exercisable or becomes exercisable within 60 days of March 28, 2019.

(4)

Based solely on information contained in a Schedule 13G of CentreStone Ventures Limited Partnership (CentreStone LP) and CentreStone Ventures Inc. (CentreStone) filed with the SEC on January 29, 2019, reflecting beneficial ownership as of December 6, 2018. CentreStone LP is the record owner of 598,698 of our common shares. CentreStone, the general partner of CentreStone LP, has delegated the sole voting and dispositive power over the common shares held by CentreStone LP to Dr. Alfred D. Friesen.

Security Ownership of Management

The table below sets forth certain information concerning the beneficial ownership of our common shares as of March 28, 2019, by each of our current directors, director nominees and named executive officers and all of our current directors and executive officers as a group.

The calculations in the table below assumes that there are 11,956,874 common shares outstanding. The number of shares beneficially owned by a person includes shares subject to options and warrants held by that person that are currently exercisable or that become exercisable within 60 days of March 28, 2019. Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options currently exercisable or that become exercisable within 60 days of March 28, 2019 are outstanding for the purpose of computing the percentage of common shares owned by such person or group. However, such unissued shares of common shares described above are not deemed to be outstanding for calculating the percentage of common shares owned by any other person.

Except as otherwise indicated, the persons in the table below have sole voting and investment power with respect to all shares of common shares shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the notes to the table. Unless otherwise indicated below, the address for each beneficial owner listed is c/o DiaMedica Therapeutics Inc., 2 Carlson Parkway, Suite 260, Minneapolis, Minnesota 55447.

Class of Securities	Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned(1)		Percentage of Common Shares Beneficially Owned
Directors and Officers:
Common Shares	Richard Pilnik	67,250		*
Common Shares	Michael Giuffre, M.D.	199,637	(2)	1.7%
Common Shares	James Parsons	22,333		*
Common Shares	Zhenyu Xiao, Ph.D.	1,007,167	(3)	8.4%
Common Shares	Rick Pauls	198,980		1.6%
Common Shares	Scott Kellen	21,060		*
Common Shares	Todd Verdoorn	51,875		*
Common Shares	All current directors and executive officers as a group (8 persons)	1,575,552		12.8%

*	Represents beneficial ownership of less than one percent.

(1)

Includes for the persons listed below the following common shares subject to options and warrants held by such persons that are currently exercisable or become exercisable within 60 days of March 28, 2019:

Name	Common Shares Underlying Stock Options	Common Shares Underlying Warrants
Directors
Richard Pilnik	51,000	—
Michael Giuffre, M.D.	26,333	11,225
James Parsons	20,083	—
Zhenyu Xiao, Ph.D.	3,917	—

Name Executive Officers
Rick Pauls	168,875	2,050
Scott Kellen	16,750	1,020
Todd Verdoorn	49,875	—
All current directors and executive officers as a group (8 persons)	343,083	14,295

Excludes common shares issuable upon the settlement of DSUs held by Pilnik (7,588 common shares) Giuffre (4,146 common shares); Parsons (3,850 common shares); Xiao (3,850 common shares); and Pauls (1,749 common shares).

(2)

Includes: (i) 5,165 common shares held by 424822 Alberta Ltd, Michael Giuffre, M.D. has sole voting and dispositive power over the common shares held by 424822 Alberta Ltd., (ii) 36,498 common shares Dr. Giuffre and his wife hold jointly, (iii) 54,186 common shares held by Dr. Giuffre’s sons and daughters, (iv) 21,070 common shares held by Dr. Giuffre’s wife and (v) 45,160 common shares held directly by Dr. Giuffre.

(3)

Includes 1,000,000 common shares held by Hermeda Industrial Co., Limited. Zhenyu Xiao, Ph.D. is the managing director of Hermeda Industrial Co., Limited and has sole voting and dispositive power over the common shares held by Hermeda Industrial Co., Limited.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and all persons who beneficially own more than 10% of our outstanding common shares to file with the SEC initial reports of ownership and reports of changes in ownership of our common shares. Executive officers, directors and greater than 10% beneficial owners are also required to furnish DiaMedica with copies of all Section 16(a) forms they file. To our knowledge, based upon a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2018, none of our directors or executive officers or beneficial owners of greater than 10% of our common shares failed to file on a timely basis the forms required by Section 16 of the Exchange Act.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes outstanding options and other awards under our equity compensation plans as of December 31, 2018. Our equity compensation plans as of December 31, 2018 were the DiaMedica Therapeutics Inc. Stock Option Plan Amended and Restated November 6, 2018 and the DiaMedica Therapeutics Inc. Amended and Restated Deferred Share Unit Plan.

	(a)		(b)		(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	660,542	(1)	$7.87	(2)	123,376	(3)

Equity compensation plans not approved by security holders	—		$—		—
Total	660,542	(1)	$7.87		123,376	(3)

(1)

Amount includes 639,359 common shares issuable upon the exercise of stock options outstanding as of December 31, 2018 under the DiaMedica Therapeutics Inc. Stock Option Plan Amended and Restated November 6, 2018 and 21,183 common shares issuable under the DiaMedica Therapeutics Inc. Amended and Restated Deferred Share Unit Plan.

(2)	Not included in the weighted-average exercise price calculation are 21,183 DSU awards.

(3)

Amount includes 123,376 shares remaining available at December 31, 2018 for future issuance under DiaMedica Therapeutics Inc. Stock Option Plan Amended and Restated November 6, 2018 and the DiaMedica Therapeutics Inc. Amended and Restated Deferred Share Unit Plan. Of these shares, a maximum of 78,817 common shares are available at December 31, 2018 for future issuance under the Deferred Share Unit Plan.

CORPORATE GOVERNANCE

________________

Management by Board of Directors

The Board of Directors is responsible for overseeing the management of DiaMedica and for the conduct of our affairs generally. Each director is elected annually by the shareholders and serves for a term that will end at the next annual meeting of shareholders.

The Board of Directors facilitates its exercise of independent supervision over the management of DiaMedica through a combination of formal meetings of the Board of Directors and informal discussions amongst Board members. Due to the small size of the Board of Directors, and with a majority of independent directors, the Board managed governance matters both directly and through its Board committees, which are described in more detail below. The Board of Directors looks to management of DiaMedica to keep it apprised of all significant developments affecting the company and its operations. All major acquisitions, dispositions, investments, contracts and other significant matters outside the ordinary course of our business are subject to approval by the Board of Directors.

Corporate Governance Guidelines

The Board of Directors has established Corporate Governance Guidelines that describes our basic approach to corporate governance. A copy of these Corporate Governance Guidelines can be found on the “Investors—Corporate Governance” section of our corporate website www.diamedica.com. Among the topics addressed in our Corporate Governance Guidelines are:

●	Board size and qualifications;
●	Selection of directors;
●	Board leadership;
●	Board committees;
●	Board and committee meetings;
●	Executive sessions of independent directors;
●	Meeting attendance by directors and non-directors;
●	Appropriate information and access;
●	Ability to retain advisors;
●	Conflicts of interest and director independence;
●	Board interaction with corporate constituencies;
●	Change of principal occupation;
●	Term limits;
●	Retirement and resignation policy;
●	Board compensation;
●	Stock ownership by directors ;
●	Loans to directors and executive officers;
●	CEO evaluation;
●	Board and committee evaluation;
●	Succession planning; and
●	Communications with directors.

Board Leadership Structure

Under our Corporate Governance Guidelines, the Board of Directors may select from its members a Chairman of the Board of Directors. The office of Chairman of the Board of Directors and the office of President and Chief Executive Officer may or may not be held by one person. The Board of Directors believes it is best not to have a fixed policy on this issue and that it should be free to make this determination based on what it believes is best in the circumstances. The Board of Directors, acting as a group or through the Nominating and Corporate Governance Committee, will review periodically the leadership structure of the Board of Directors to assess whether it is appropriate given the specific characteristics and circumstances of DiaMedica. However, the Board of Directors does strongly endorse the concept of independent directors being in a position of leadership for the rest of the independent directors. If at any time, the Chief Executive Officer and Chairman of the Board of Directors are the same, the Board of Directors shall elect an independent director to serve as the lead director. The lead director will have the following duties and responsibilities in addition to such other duties and responsibilities as may be determined by the Board of Directors from time to time.

●	chairing the executive sessions of the independent directors and calling meetings of the independent directors;

●	determining the agenda for the executive sessions of the independent directors, and participating with the Chairman of the Board of Directors in establishing the agenda for Board meetings;

●	coordinating feedback among the independent directors and the Chief Executive Officer;

●	overseeing the development of appropriate responses to communications from shareholders and other interested persons addressed to the independent directors as a group;

●	on behalf of the independent directors, retaining legal counsel or other advisors as they deem appropriate in the conduct of their duties and responsibilities; and

●	performing such other duties as the Board of Directors deems appropriate from time to time

Mr. Pilnik currently serves as Chairman of the Board of Directors and Rick Pauls currently serves as President and Chief Executive Officer.

We currently believe this leadership structure is in the best interests of DiaMedica and our shareholders and strikes the appropriate balance between the President and Chief Executive Officer’s responsibility for the strategic direction, day-to day-leadership and performance of our company and the Chairman of our Board’s responsibility to guide overall strategic direction of our company and provide oversight of our corporate governance and guidance to our President and Chief Executive Officer and to set the agenda for and preside over board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe that our company is well-served by this leadership structure. We anticipate that the Board of Directors will periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Under our Corporate Governance Guidelines, which were approved by the Board of Directors on November 16, 2018, our independent directors will meet with no company management present during a portion of or after Board meetings on a regular basis but not less than two times per year. After each such executive session, and as otherwise necessary, our Chairman of our Board of Directors provides our Chief Executive Officer with any actionable feedback from our independent directors. The Board of Directors met twice in executive session during the fiscal year ended December 31, 2018.

Director Independence

The Board of Directors has affirmatively determined that four of DiaMedica’s current five directors are “independent directors” under the Nasdaq Listing Rules. In making these affirmative determinations that such individuals are “independent directors,” the Board of Directors reviewed and discussed information provided by the directors and by DiaMedica with regard to each director’s business and personal activities as they may relate to DiaMedica and our management.

Board and Committee Meetings and Attendance

The table below summarizes the attendance of each director for meetings of the Board of Directors and the meetings of all Board committees on which the director served during the fiscal year ended December 31, 2018:

Director	Number of Board Meetings Attended	Number of Audit Committee Meetings Attended(1)	Number of Compensation Committee Meetings Attended	Number of Nominating and Corporate Governance Committee Meetings
Rick Pauls	5	N/A	N/A	N/A
Michael Giuffre, M.D.	5	5	2	—
James Parsons	5	6	2	—
Richard Pilnik	5	6	2	—
Zhenyu Xiao, Ph.D.	2	N/A	N/A	N/A
Total Meetings Held	5	6	2	0

(1)	The Audit Committee met once in executive session with Baker Tilly Virchow Krause, LLP, our independent registered public accounting firm.

Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of these committees has the composition described in the table below and the responsibilities described in the sections below. The Board of Directors has adopted a written charter for each committee of the Board of Directors which can be found on the “Investors—Corporate Governance” section of our corporate website www.diamedica.com. The Board of Directors from time to time may establish other committees.

The following table summarizes the current membership of each of our three board committees.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance C ommittee
Rick Pauls	—	—	—
Michael Giuffre, M.D.	√	Chair	√
James Parsons	Chair	√	√
Richard Pilnik	√	√	Chair
Zhenyu Xiao, Ph.D.	—	—	—

Audit Committee

Responsibilities. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to our annual and quarterly financial statements filed with the SEC and any applicable securities regulatory authorities of the provinces and territories of Canada, our financial reporting process, our internal control over financial accounting and disclosure controls and procedures, the annual independent audit of our financial statements, and the effectiveness of our legal compliance and ethics programs. The Audit Committee’s primary responsibilities include:

●	overseeing our financial reporting process, internal control over financial reporting and disclosure controls and procedures on behalf of the Board of Directors;

●	having sole authority to appoint, oversee, evaluate, retain and terminate the engagement of our independent registered public accounting firm and establish the compensation to be paid to the firm;

●	reviewing and pre-approving all audit services and permissible non-audit services to be provided to us by our independent registered public accounting firm;

●

establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

●

overseeing our systems to monitor legal and ethical compliance programs, including the establishment and administration of (including the grant of any waiver from) a written code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

The Audit Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition. The current members of the Audit Committee are Mr. Parsons, Dr. Giuffre and Mr. Pilnik. Mr. Parsons is the chair of the Audit Committee.

Each member of the Audit Committee qualifies as “independent” for purposes of membership on audit committees pursuant to the Nasdaq Listing Rules and the rules and regulations of the SEC and is “financially literate” as required by the Nasdaq Listing Rules. In addition, the Board of Directors has determined that Mr. Parsons qualifies as an “audit committee financial expert” as defined by the rules and regulations of the SEC and meets the qualifications of “financial sophistication” under the Nasdaq Listing Rules as a result of his extensive financial background and various financial positions he has held throughout his career. Shareholders should understand that these designations related to our Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board of Directors.

Audit Committee Report. This report is furnished by the Audit Committee of the Board of Directors with respect to DiaMedica’s financial statements for the fiscal year ended December 31, 2018.

One of the purposes of the Audit Committee is to oversee DiaMedica’s accounting and financial reporting processes and the audit of DiaMedica’s annual financial statements. DiaMedica’s management is responsible for the preparation and presentation of complete and accurate financial statements. DiaMedica’s independent registered public accounting firm, Baker Tilly Virchow Krause, LLP, is responsible for performing an independent audit of DiaMedica’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit Committee has reviewed and discussed DiaMedica’s audited financial statements for the fiscal year ended December 31, 2018 with DiaMedica’s management. Management represented to the Audit Committee that DiaMedica’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with Baker Tilly Virchow Krause, LLP, DiaMedica’s independent registered public accounting firm, the matters required to be discussed under Public Company Accounting Oversight Board standards. The Audit Committee has received the written disclosures and the letter from Baker Tilly Virchow Krause, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Baker Tilly Virchow Krause, LLP’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with Baker Tilly Virchow Krause, LLP its independence and concluded that the independent registered public accounting firm is independent from DiaMedica and DiaMedica’s management.

Based on the review and discussions of the Audit Committee described above, in reliance on the unqualified opinion of Baker Tilly Virchow Krause, LLP regarding DiaMedica’s audited financial statements, and subject to the limitations on the role and responsibilities of the Audit Committee discussed above and in the Audit Committee’s charter, the Audit Committee recommended to the Board of Directors that DiaMedica’s audited financial statements for the fiscal year ended December 31, 2018 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the Securities and Exchange Commission.

This report is dated as of March 14, 2019

Audit Committee

James Parsons, Chair

Michael Giuffre, M.D.

Richard Pilnik

Other Information. Additional information regarding the Audit Committee and our independent registered public accounting firm is disclosed under the “Voting Proposal Four—Appointment of Baker Tilly Virchow Krause, LLP as our Independent Registered Public Accounting Firm and Authorization to the Board of Directors to Fix the Auditors’ Remuneration” section of this proxy statement.

Compensation Committee

Responsibilities. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to compensation of our Chief Executive Officer and other executive officers and administers our equity compensation plans. The Compensation Committee’s primary responsibilities include:

●	determining all compensation for our Chief Executive Officer and other executive officers;

●	administering our equity-based compensation plans;

●	reviewing, assessing and approving overall strategies for attracting, developing, retaining and motivating our management and employees;

●	overseeing the development and implementation of succession plans for our Chief Executive Officer and other key executive officers and employees;

●	reviewing, assessing and approving overall compensation structure on an annual basis; and

●	recommending and leading a process for the determination of non-employee director compensation.

The Compensation Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities, and prior to doing so, assesses the independence of such experts and advisors from management.

Composition. The current members of the Compensation Committee are Dr. Giuffre, Mr. Parsons and Mr. Pilnik. Dr. Giuffre is the current Chair of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is considered an “independent director” under the Nasdaq Listing Rules, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and otherwise independent under the rules and regulations of the SEC.

Processes and Procedures for Consideration and Determination of Executive Compensation. As described in more detail above under “—Responsibilities,” the Board of Directors has delegated to the Compensation Committee the responsibility, among other things, to determine any and all compensation payable to our executive officers, including annual salaries, incentive compensation, long-term incentive compensation, perquisites and any and all other compensation, and to administer our equity-based and incentive compensation plans applicable to our executive officers. The Compensation Committee has the full power and authority of the Board of Directors to perform these duties and to fulfill these responsibilities. Under the terms of its formal written charter, the Compensation Committee has the power and authority, to the extent permitted by applicable law, to delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee has not delegated any of its duties and responsibilities to subcommittees, but rather has taken such actions as a committee, as a whole.

In 2018, the Compensation Committee engaged the services of 21-Group, an independent compensation consultant, to assist the Compensation Committee in developing a comprehensive compensation strategy based upon compensation levels at benchmark companies for DiaMedica. The Compensation Committee used the information in this report, recommendations from the 21-Group and discussions with management, to establish a compensation strategy and set target compensation levels for officers and non-employee directors. In making final decisions regarding compensation to be paid to our executive officers, the Compensation Committee considers several factors, including the benchmarking information gathered by its compensation consultant, the achievement by DiaMedica of pre-established performance objectives, the general performance of DiaMedica and the individual officers, the performance of DiaMedica and other factors that may be relevant.

Final deliberations and decisions by the Compensation Committee regarding the form and amount of compensation to be paid to our executive officers are made by the Compensation Committee, without the presence of any executive officer of our company.

Processes and Procedures for Consideration and Determination of Director Compensation. As mentioned above under “—Responsibilities,” the Board of Directors has delegated to the Compensation Committee the responsibility, among other things, to review and make recommendations to the Board of Directors concerning compensation for non-employee members of the Board of Directors, including but not limited to retainers, meeting fees, committee chair and member retainers and equity compensation. Decisions regarding director compensation made by the Compensation Committee are not considered final and are subject to final review and approval by the entire Board of Directors. In making recommendations to the Board of Directors regarding compensation to be paid to our non-employee directors, the Compensation Committee considers fees and other compensation paid to directors of comparable public companies as gathered by its compensation consultant, the number of board and committee meetings that our directors are expected to attend, and other factors that may be relevant. In making final decisions regarding non-employee director compensation, the Board of Directors considers the same factors and the recommendation of the Compensation Committee.

Nominating and Corporate Governance Committee

Responsibilities. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to director nominations and corporate governance. The primary responsibilities of the Nominating and Corporate Governance Committee include:

●	identifying individuals qualified to become members of the Board of Directors, which includes reviewing and considering director nominees submitted by shareholders;

●	recommending director nominees for each annual general meeting of our shareholders and director nominees to fill any vacancies that may occur between general meetings of shareholders;

●

being aware of best practices in corporate governance matters and developing and recommending to the Board of Directors a set of corporate governance guidelines to govern the Board of Directors, its committees, DiaMedica and our employees; and

●	developing and overseeing an annual Board of Directors and Board committee evaluation process.

The Nominating and Corporate Governance Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Orientation and Continuing Education of Directors. Though we do not have a formal orientation or continuing education program for new directors, the Nominating and Corporate Governance Committee is responsible for the orientation and education of all new recruits to the Board of Directors. New directors are provided with access to our recent, publicly filed documents, technical reports, and internal financial information and given copies of all Board of Director minutes and corporate governance materials. Directors are encouraged to ask questions and communicate with management, auditors, and technical consultants to keep themselves current with industry trends and developments and changes in legislation. Continuing education is an important compliance requirement to promote the competence and integrity of Board members. The Nominating and Corporate Governance Committee encourages our directors to take part in relevant education programs offered by appropriate regulatory bodies.

Composition. The current members of the Nominating and Corporate Governance Committee are Dr. Giuffre, Mr. Parsons and Mr. Pilnik. Mr. Pilnik is the chair of the Nominating and Corporate Governance Committee. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is considered an “independent director” under the Nasdaq Listing Rules.

Board Diversity

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board of Directors, on an annual basis, the appropriate characteristics, skills and experience required for the Board of Directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, take into account many factors, including the following

●	personal and professional integrity, ethics and values;

●	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

●	strong finance experience;

●	relevant social policy concerns;

●	experience relevant to our industry;

●	experience as a board member or executive officer of another publicly held company;

●	relevant academic expertise or other proficiency in an area of our operations;

●	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

●	diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience;

●	practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries;

●	geographic location, in light of the fact that at least 25% of our directors must be Canadian residents; and

●	any other relevant qualifications, attributes or skills.

The Board of Directors evaluates each individual in the context of the Board of Directors as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board of Directors.

We believe that a board of directors made up of highly qualified individuals from diverse backgrounds promotes better corporate governance, performance and effective decision-making. Our Board of Directors has not, at this time, adopted any fixed policies, targets or quotas relating to the representation on the Board of Directors or in executive officer positions based upon any external physiological attribute, including gender, as we do not believe that quotas or a formulaic approach necessarily result in the identification or selection of the best candidates. The Nominating and Corporate Governance Committee nonetheless makes efforts to ensure that directors and officers have a wide range of skills, experiences and backgrounds to meet our needs. To support this objective, the Nominating and Corporate Governance Committee will, when seeking candidates for Board of Directors or executive positions, among other things, (a) consider candidates who are highly qualified based on their experience, functional expertise and personal skills and qualities; and (b) consider diversity criteria including gender and geographical background of the candidate. As at the date of this proxy statement, no women (0%) are on our Board of Directors or are executive officers of DiaMedica.

Role of Board in Risk Oversight Process

Risk is inherent with every business. We face a number of risks, including regulatory, compliance, legal, competitive, financial (accounting, credit, interest rate, liquidity and tax), operational, political, strategic and reputational risks. Our management is responsible for the day-to-day management of risks faced by us, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to us. Our President and Chief Executive Officer, who is also a board member, regularly discusses with the Board of Directors the strategies and risks facing our company.

The standing committees of the Board of Directors oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, on our processes for the management of business and financial risk. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to our company. The Compensation Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements, and management succession planning. The Nominating and Corporate Governance Committee oversees risks relating to our corporate governance matters and policies and director succession planning.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics applicable to all of our directors, officers and employees, in accordance with Section 406 of the Sarbanes-Oxley Act, the rules of the SEC promulgated thereunder, and the Nasdaq Listing Rules. We monitor employee and director compliance with our code of business conduct and ethics through employee and director reporting. Violations may be reported to supervisors, the Chief Financial Officer, or, alternatively, to the Chair of the Audit Committee via e-mail. We investigate and discipline all reported violations as appropriate. In the event that any changes are made or any waivers from the provisions of the code of business conduct and ethics are made, these events would be disclosed on our website or in a report on Form 8-K within four business days of such event. The code of business conduct and ethics is posted on our website at www.diamedica.com. Copies of the code of business conduct and ethics will be provided free of charge upon written request directed to Corporate Secretary, DiaMedica Therapeutics Inc., 2 Carlson Parkway, Suite 260, Minneapolis, Minnesota 55447.

Policy Regarding Director Attendance at Annual General Meetings of Shareholders

Directors are encouraged, but not required, to attend our annual general meeting of shareholders, if their schedules permit.

Complaint Procedures

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by DiaMedica regarding accounting, internal accounting controls or auditing matters. These procedures provide for the submission by our employees, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters. Our personnel with such concerns are encouraged to discuss their concerns with our compliance officer, outside legal counsel or Audit Committee Chair.

Process Regarding Shareholder Communications with Board of Directors

Shareholders may communicate with the Board of Directors or any one particular director by sending correspondence, addressed to DiaMedica’s Corporate Secretary, DiaMedica Therapeutics Inc., 2 Carlson Parkway, Suite 260, Minneapolis, MN 55457 with an instruction to forward the communication to the Board of Directors or one or more particular directors. DiaMedica’s Corporate Secretary will promptly forward all such shareholder communications to the Board of Directors or the one or more particular directors, with the exception of any advertisements, solicitations for periodical or other subscriptions and other similar communications.

DIRECTOR COMPENSATION

________________

Non-Employee Director Compensation

The table below provides summary information concerning the compensation of each individual who served as a director of our company during the fiscal year ended December 31, 2018, other than Rick Pauls, our President and Chief Executive Officer, who was not compensated separately for serving on the Board of Directors during fiscal 2018. His compensation during fiscal 2018 for serving as an executive officer of our company is set forth under “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Michael Giuffre, M.D.	20,000	21,609	—	—	41,609
James Parsons	20,000	21,609	—	—	41,609
Richard Pilnik	40,000	43,219	—	—	83,219
Zhenyu Xiao, Ph.D.	17,500	21,609	—	—	39,109

(1)

On April 17, 2018, each non-employee director received a stock option to purchase 3,000 common shares at an exercise price of CAD$11.20 per share granted under our Stock Option Plan. Mr. Pilnik received an additional stock option to purchase 3,000 common shares at an exercise price of CAD$11.20 in consideration for his service as Chairman of the Board. Such options expire on April 17, 2028 and vest in 12 equal quarterly installments over three years. The amounts reflected represent the grant date fair value for option awards granted to each non-employee director computed in accordance with FASB ASC Topic 718.

Non-Employee Director Compensation Program

Overview. Our non-employee directors for purposes of our director compensation program currently consist of Michael Giuffre, M.D., James Parsons, Richard Pilnik and Zhenyu Xiao, Ph.D.

We use a combination of cash and long-term equity-based incentive compensation in the form of stock option grants to attract and retain qualified candidates to serve on the Board of Directors. In setting non-employee director compensation, we follow the process and procedures described under “Corporate Governance—Compensation Committee—Processes and Procedures for the Determination of Director Compensation.”

In March 2019, we reviewed our non-employee director compensation program in light of our public company status and peer companies and increased several of the cash retainers and long-term equity-based incentive compensation components, as described in more detail below.

Cash Retainers. Each of our non-employee directors receives annual cash retainers. The following table sets forth the annual cash retainers paid to our non-employee directors during fiscal 2018 and to be paid during fiscal 2019:

Description	Fiscal 2018 Annual Cash Retainer (CAD$)	Fiscal 2019 Annual Cash Retainer Effective April 1, 2019 ($)
Board Member	$17,500	$40,000
Chairman of the Board	20,000	20,000
Audit Committee Chair	2,500	8,000
Compensation Committee Chair	2,500	4,000
Nominating and Corporate Governance Committee Chair	2,500	4,000

Stock Options. During 2018, our non-employee directors received stock options with a value based on the amount of their annual Board member cash retainer. In 2018, each of our non-employee directors received an option to purchase 3,000 common shares at an exercise price equal to CDN$11.20 per share. Our Chairman of the Board received an additional option to purchase 3,000 common shares. These options expire on April 17, 2028 and vest in 12 equal quarterly installments over three years. For 2019, the value was increased to $45,000 for all Board members and an additional $20,000 for our Chairman of the Board.

Limitation of Liability and Indemnification Matters

Our By-laws provide that no director or officer will be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to us through the insufficiency or deficiency of title to any property acquired for or on behalf of us, or for the insufficiency or deficiency of any security in or upon which any of our moneys will be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of our moneys, securities or effects are deposited, or for any other loss, damage or misfortune whatever which will happen in the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own willful neglect or default; provided that such provision will not relieve any director or officer from the duty to act in accordance with applicable corporate law or from liability for any breach thereof.

Our By-laws provide that subject to certain limitations, we will indemnify a director or officer, a former director or officer, or a person who acts or acted at our request as a director or officer of a body corporate of which we are or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of us or any such body corporate) and his heirs and legal representatives, against any and all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer, if: (1) the officer or director acted honestly and in good faith with a view to the best interests of our company; and (2) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the officer or director has reasonable grounds for believing that his or her conduct was lawful. Subject to applicable law and the approval of the Board of Directors, we may advance anticipated defense costs in respect of the foregoing.

We entered into indemnification agreements with all of our directors, which are nearly identical to the indemnification agreements with our executive officers as described under “Executive Compensation Overview—Indemnification Agreements.”

At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXECUTIVE COMPENSATION

________________

Executive Compensation Overview

The Compensation Committee of the Board of Directors administers our executive compensation programs on behalf of the Board of Directors. The Compensation Committee has a charter that will be reviewed and updated annually, or as may be warranted from time to time. The current members of the Compensation Committee are Michael Giuffre, M.D. (Chair), James Parsons and Richard Pilnik.

This section addresses the compensation of our President and Chief Executive Officer and the two most highly compensated executive officers for the year ended December 31, 2018:

●	Rick Pauls, our President and Chief Executive Officer;

●	Scott Kellen, our Chief Financial Officer and Secretary; and

●	Todd Verdoorn, Ph.D., our Chief Scientific Officer.

These executive officers are collectively referred to as the named executive officers.

The elements of the compensation program for our named executive officers include:

●	base salary;

●	annual incentive compensation;

●	long-term equity-based incentive compensation; and

●	other compensation, including certain health, welfare and retirement benefits and, when determined necessary, limited perquisites.

The named executive officers also have termination and change in control benefits as set forth in their respective employment agreements. See “—Post-Termination Severance and Change in Control Arrangements.”

When reading this Executive Compensation Overview, please note that we are an emerging growth company under the JOBS Act and are not required to provide a “Compensation Discussion and Analysis” of the type required by Item 402 of SEC Regulation S-K. This Executive Compensation Overview is intended to supplement the SEC-required disclosure, which is included below this section, and it is not a Compensation Discussion and Analysis.

Base Salary

We provide a base salary for our named executive officers, which is not subject to company or individual performance risk. We recognize the need for most executives to receive at least a portion of their total compensation in the form of a guaranteed base salary that is paid in cash regularly throughout the year. The base salaries set for our named executive officers are intended to provide a steady income regardless of share price performance, allowing executives to focus on both near-term and long-term goals and objectives without undue reliance on short-term share price performance or market fluctuations.

We initially fix base salaries for our executives at a level that we believe enables us to hire and retain them in a competitive environment and to reward satisfactory individual performance and a satisfactory level of contribution to our overall business objectives. The Compensation Committee reviews and approves any increases in base salaries for our named executive officers.

The Compensation Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities, and prior to doing so, assesses the independence of such experts and advisors from management. During 2018, the Compensation Committee engaged the 21-Group, a compensation consultant, to assist the Compensation Committee in designing and reviewing our compensation program. The 21-Group does not provide any services to our company other than those for which it has been retained by the Compensation Committee.

The base salary for each of our named executive officers for fiscal 2018 compared to fiscal 2017 is as follows:

Name	Fiscal 2018	Fiscal 2017	% Change from Fiscal 2017
Rick Pauls	$345,000	$280,000	23
Scott Kellen	240,000	—	N/A
Todd Verdoorn	240,000	200,000	20

Annual Short-Term Incentive Compensation

In addition to base compensation, we provide our named executive officers the opportunity to earn short-term incentive (STI) compensation based on the achievement of certain annual corporate and individual related performance goals. Our STI program directly aligns the interests of our executive officers and shareholders by providing an incentive for the achievement of key corporate and individual performance objectives that are critical to the success of our company and linking a significant portion of each executive’s annual compensation to the achievement of such objectives.

Under the 2018 STI program, each named executive officer had a target incentive percentage that was a percentage of his base salary:

Name	Percentage of Salary Base
Rick Pauls	50%
Scott Kellen	30%
Todd Verdoorn	30%

2018 STI payouts were based on the achievement of two pre-established corporate performance objectives that related to regulatory and clinical milestones and three to five pre-established individual performance objectives. Mr. Paul’s individual performance objectives for fiscal 2018 related to raising additional financing, building the executive team and obtaining a U.S. Nasdaq listing. Mr. Kellen’s individual performance objectives for fiscal 2018 related to raising additional financing, financial accounting objectives and obtaining a U.S. Nasdaq listing. Mr. Verdoorn’s individual performance objectives for fiscal 2018 related to research and development objectives.

The table below sets forth the overall weighted achievement percentage by each named executive officer of their performance objectives and their respective 2018 STI payout:

Name	Achievement Percentage	2018 STI Payout
Rick Pauls	95.0%	$163,875
Scott Kellen	97.5%	70,200
Todd Verdoorn	50.0%	36,000

Long-Term Equity-Based Incentive Compensation

The long-term equity-based incentive compensation component consists of stock options granted under the DiaMedica Therapeutics Inc. Amended and Restated Stock Option Plan (Stock Option Plan), which generally vest quarterly over a three-year period, and deferred share units (DSUs), granted under the DiaMedica Therapeutics Inc. Deferred Share Unit Plan (DSU Plan). These plans are designed to give each option and DSU holder an interest in preserving and maximizing shareholder value in the long term, to enable us to attract and retain individuals with experience and ability, and to reward individuals for current performance and expected future performance. Long-term equity-based incentives are intended to comprise a significant portion of each executive’s compensation package, consistent with our executive compensation objective to align the interests of our executives with the interests of our shareholders.

The Compensation Committee uses primarily stock options for the long-term equity based incentive compensation component since the Compensation Committee believes that options effectively incentivize executives to maximize company performance, as the value of awards is directly tied to an appreciation in the value of our common shares. Stock options also provide an effective retention mechanism because of vesting provisions. An important objective of our long-term equity-based incentive program is to strengthen the relationship between the long-term value of our common shares and the potential financial gain for our executives. Stock options provide recipients with the opportunity to purchase our common shares at a price fixed on the grant date regardless of future market price. Because stock options become valuable only if the share price increases above the exercise price and the option holder remains employed during the period required for the option to vest, they provide an incentive for an executive to remain employed. In addition, stock options link a portion of an executive’s compensation to the interests of our shareholders by providing an incentive to achieve corporate goals and increase the market price of our common shares over the vesting period.

The table below sets forth the stock options that we granted to our named executive officers in 2018:

Name	Grant Date	Number of Shares Underlying Options	Exercise Price CAD$
Rick Pauls	04/17/18	33,500	11.20
Scott Kellen	04/17/18	50,250	11.20
Todd Verdoorn	04/17/18	21,775	11.20

All Other Compensation

It is generally our policy not to extend significant perquisites to our executives that are not available to our employees generally. Our executives receive benefits that are also received by our other employees, including participation in the DiaMedica USA, Inc. 401(k) Plan and health, dental, disability and life insurance benefits.

Employment Agreements

In September 2018, we entered into an employment agreement with each of our executive officers, which provides for an annual base salary, subject to periodic reviews, discretionary bonus and incentive based compensation, equity-based compensation and benefits, in each case as determined by the Board of Directors (or a committee thereof) from time to time. The agreements contain standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions. The agreements also contains standard severance and change in control provisions which are described under “—Post-Termination Severance and Change in Control Arrangements.”

Post Termination Severance and Change in Control Arrangements

Severance Arrangements. Under the terms of the employment agreements with our executive officers, if we terminate the executive’s employment without “cause”, the executive will be entitled to: (i) salary continuation payments for 12 months in the case of Mr. Pauls and nine months in the case of each of the other executives, (ii) Consolidated Omnibus Budget Reconciliation Act (COBRA) premium reimbursement during the salary continuation period, (iii) a pro rata portion of his target annual bonus for the year of termination, and (iv) immediate acceleration of his equity awards. These severance benefits are subject to the executive executing a separation agreement and release of claims. “Cause” is defined in the employment agreements as: (i) gross negligence or willful failure to perform the executive’s duties and responsibilities to DiaMedica; (ii) commission of any act of fraud, theft, embezzlement, financial dishonesty or any other willful misconduct that has caused or is reasonably expected to result in injury to DiaMedica; (iii) conviction of, or pleading guilty or nolo contendere to, any felony or a lesser crime involving dishonesty or moral turpitude; (iv) material breach by the executive of any of his obligations under the agreement or any written agreement or covenant with DiaMedica, including the policies adopted from time to time by DiaMedica applicable to all executives, that has not been cured within 30 days of notice of such breach; or (v) we terminate the employment of the executive in connection with a liquidation, dissolution or winding down of DiaMedica. We believe that the form and amount of these severance benefits are fair and reasonable to both DiaMedica and our executives. The Compensation Committee intends to review our severance arrangements periodically to ensure that they remain necessary and appropriate.

Change in Control Arrangements. To encourage continuity, stability and retention when considering the potential disruptive impact of an actual or potential corporate transaction, we have established change in control arrangements, including provisions in our Stock Option Plan and executive employment agreements. These arrangements are designed to incentivize our executives to remain with our company in the event of a change in control or potential change in control.

Under the terms of the employment agreements that we entered into with our executives in September 2018, if we terminate the executive’s employment without “cause” or the executive terminates his employment with “good reason” in connection with or within 12 months after a “change in control,” the executive will be entitled to: (i) salary continuation payments for 18 months in the case of Mr. Pauls and 12 months in the case of each of the other executives, (ii) COBRA premium reimbursement during the salary continuation period, (iii) a pro rata portion of his target annual bonus for the year of termination, and (iv) immediate acceleration of his equity awards. These severance benefits are subject to the executive executing a separation agreement and release of claims.

“Good reason” is defined in the employment agreements as the executive’s resignation within 30 days following the expiration of any cure period following the occurrence of one or more of the following, without the executive’s express written consent: (i) a material reduction of the executive’s duties, authority, reporting level, or responsibilities, relative to his duties, authority, reporting level, or responsibilities in effect immediately prior to such change in control; (ii) a material reduction in the executive’s base compensation; or (iii) DiaMedica’s requiring of the executive to change the principal location at which the executive is to perform services by more than 50 miles.

“Change in control” is defined in the employment agreements as the occurrence of any of the following: (i) the acquisition, other than from us, by any individual, entity or group of beneficial ownership of 50% or more of either our then outstanding common shares or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; (ii) the consummation of a reorganization, merger or consolidation of DiaMedica, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of our common shares and voting securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, of then outstanding common shares and the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or (iii) the sale or other disposition of all or substantially all of our assets.

We believe these change in control arrangements are an important part of our executive compensation program in part because they mitigate some of the risk for executives working in a smaller company where there is a meaningful risk that DiaMedica may be acquired. Change in control benefits are intended to attract and retain qualified executives who, absent these arrangements and in anticipation of a possible change in control of our company, might consider seeking employment alternatives to be less risky than remaining with our company through the transaction. We believe that the form and amount of these change in control benefits are fair and reasonable to both our company and our executives. The Compensation Committee intends to review our change in control arrangements periodically to ensure that they remain necessary and appropriate.

Indemnification Agreements

We have entered into indemnification agreements with all of our executive officers. The indemnification agreements are governed exclusively by and construed according to the substantive laws of the Canada, without regard to conflicts-of-laws principles that would require the application of any other law, and provide, among other things, for indemnification, to the fullest extent permitted by law and our By-laws, against any and all expenses (including attorneys’ fees) and liabilities, judgments, fines and amounts paid in settlement that are paid or incurred by the executive or on his or her behalf in connection with such action, suit or proceeding. We will be obligated to pay these amounts only if the executive acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of our company and, in the case of a criminal or administrative proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful. The indemnification agreements provide that the executive will not be indemnified and expenses advanced with respect to an action, suit or proceeding initiated by the executive unless (i) so authorized or consented to by the Board of Directors or DiaMedica has joined in such action, suit or proceeding or (ii) the action, suit or proceeding is one to enforce the executive’s rights under the indemnification agreement. Our indemnification and expense advance obligations are subject to the condition that an appropriate person or body not party to the particular action, suit or proceeding shall not have determined that the executive is not permitted to be indemnified under applicable law. The indemnification agreements also set forth procedures that apply in the event an executive requests indemnification or an expense advance.

Summary Compensation Table

The table below provides summary information concerning all compensation awarded to, earned by or paid to our named executive officers during our 2018 and 2017 fiscal years.

Name and Principal Position	Year	Salary	Bonus(1)	Option Awards(2)	Non- Equity Incentive Plan Compen- sation(3)	All Other Compen- sation(4)	Total
Rick Pauls(5)	2018	$315,208	$—	$241,304	$163,875	$13,320	$733,707
President and Chief Executive Officer	2017	280,000	36,667	167,738	—	17,550	501,955

Scott Kellen(6)	2018	200,833	—	361,957	70,200	9,931	642,921
Chief Financial Officer and Secretary

Todd Verdoorn, Ph.D.	2018	221,667	—	156,848	36,000	8,867	423,382
Chief Scientific Officer	2017	200,000	40,000	98,670	—	7,200	345,870

(1)	We do not generally pay discretionary bonuses. Amounts reported represent discretionary bonuses paid in 2017 since pre-established performance metrics had not been set for that year.

(2)

Amounts reflect the full grant-date fair value of stock options granted during the applicable year computed in accordance with Accounting Standards Codification (ASC) Topic 718, rather than the amounts paid to or realized by the named individual. The grant date fair value is determined based on our Black-Scholes option pricing model. The table below sets forth the specific assumptions used in the valuation of each such option award:

Grant Date	Grant Date Fair Value Per Share	Risk Free Interest Rate	Expected Life	Expected Volatility	Expected Dividend Yield
04/17/2018	$9.33	2.08%	4.8 years	123.5%	—
06/19/2017	$4.96	1.12%	4.5 years	117.0%	—

There can be no assurance that unvested awards will vest (and, absent vesting and exercise, no value will be realized by the executive for the award).

(3)

Amounts reported represent payouts under our annual short-term incentive plan and reflect the amounts earned for that year but paid during the following year. See “—Executive Compensation Overview—Annual Short-Term Incentive Compensation.”

(4)	The amounts shown in the “All Other Compensation” column for fiscal 2018 include the following with respect to each named executive officer:

Name	401(k) Match	Health Savings Account Contribution	Total
Rick Pauls	$9,870	$3,450	$13,320
Scott Kellen	7,200	2,731	9,931
Todd Verdoorn, Ph.D.	8,867	—	8,867

(5)	Mr. Pauls is also a director of DiaMedica and did not receive any compensation related to his role as a director.

(6)	Mr. Kellen was appointed our Chief Financial Officer and Secretary in April 2018 and was not a named executive officer in 2017; therefore, his information is only provided for 2018.

Outstanding Equity Awards at Fiscal Year-End

The following table presents for each named executive officer information regarding outstanding equity awards held as of December 31, 2018.

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price CAD$	Option Expiration Date(2)	Number of Shares or Units of Stock That Have Not Vested(3)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($)
Rick Pauls
Stock Options	10,000	—	$23.00	10/06/2021
	10,000	—	34.00	02/15/2022
	10,000	—	21.40	06/25/2023
	67,500	—	3.00	12/01/2025
	14,167	28,333	5.20	11/28/2026
	21,250	21,250	6.40	06/19/2027
	5,583	27,917	11.20	04/17/2028
DSUs					1,749	5,090

Scott Kellen
Stock Options	8,375	41,875	11.20	04/17/2028
DSUs					—	—

Todd Verdoorn, Ph.D.
Stock Options	7,200	—	3.00	12/01/2025
	16,667	8,333	5.20	11/28/2026
	12,500	12,500	6.40	06/19/2027
	3,629	18,146	11.20	04/17/2028
DSUs					—	—

(1)	All stock options vest in 12 equal quarterly installments over three years.

(2)	All stock options have a 10-year term, but may terminate earlier if the recipient’s employment or service relationship with our company terminates.

(3)	All DSU awards are settled after the recipient’s employment or service relationship with our company terminates.

(4)

The market value of DSU awards that have not been settled as of December 31, 2018 is based on the closing sale price of our common shares as reported by The Nasdaq Capital Market on the last trading day of our fiscal year, December 28, 2018 ($2.91).

Employee Benefit and Stock Plans

Stock Option Plan

The DiaMedica Therapeutics Inc. Amended and Restated Stock Option Plan (Option Plan) was adopted by the Board of Directors on September 30, 2018 and by our shareholders on November 6, 2018.

Shares Available. The number of common shares reserved for issuance under the Option Plan at any time is equal to the lesser of: 783,918 (subject to adjustment) and 10% of the issued common shares at the relevant time and the aggregate number of common shares reserved for issuance under any other compensation or incentive mechanism or plan (including deferred share unit plans or employee stock option plans, if any), shall not exceed 10% of our issued shares at the relevant time. In addition, the maximum number of common shares that may be issued under Option Plan upon the exercise of incentive stock options within the meaning of Section 422 of the Code is 283,918 shares (subject to adjustment).

The Option Plan also provides that the number of common shares reserved for issuance:

●	to any one person, within any 12 month period, will not exceed 5% of the issued and outstanding common shares at the time of the grant;

●	to any one consultant, within any 12 month period, will not exceed 2% of the issued and outstanding common shares at the time of the grant; and

●

in aggregate to insiders will not exceed 10% of the issued and outstanding common shares at the time of the grant and in aggregate will not exceed, within any 12 month period, 10% of the issued and outstanding common shares at the time of the grant.

Eligible Participants. Directors, officers, employees and certain consultants of DiaMedica and our subsidiaries are eligible to participate in the Option Plan. Only employees are eligible to receive incentive stock options. No options may be granted to a consultant that provides services (a) in connection with the offer and sale of our securities in a capital raising transaction or (b) which directly or indirectly promote or maintain a market for our securities.

Awards Available. The Option Plan authorizes the award of stock options, including incentive stock options within the meaning of Section 422 of the Code. Options will have an expiry date not exceeding 10 years from the date of grant, after which they cease to be exercisable. Subject to the conditions in the Option Plan, the Board of Directors determines the manner in which an option shall vest and become exercisable.

Transferability. Options are exercisable only by the participant to whom they are granted and may not be assigned or transferred. However, upon the death of a participant, the participant's legal representatives, heirs, executors and administrators may exercise the participant's options for a period ending no later than the earlier of the option expiry date and 12 months after the participant's death.

Effect of Termination of Employment or Service. Subject to the discretion of the Board of Directors, where a person ceases to be an eligible participant under the Option Plan, other than by reason of death or in the event of termination for cause, Options granted to participants will cease to be exercisable on the earlier of the expiry date and 90 days after the date of termination. Subject to the discretion of the Board of Directors, if a participant is terminated for cause, all Options received will terminate and cease to be exercisable upon such termination.

Certain Adjustments. In the event of any change in our outstanding common shares by reason of any stock dividend, split, recapitalization, reclassification, amalgamation, merger, consolidation, combination or exchange of shares or distribution of rights to holders of shares or any other form of corporate reorganization whatsoever, an equitable adjustment will be made to the share limits in the Option Plan and any Options then outstanding and the exercise price in respect of such Options.

Termination/Amendment. The Option Plan will terminate on November 5, 2028 and may be terminated prior to such time by the Board of Directors. No Options will be granted after termination of the Option Plan, but Options outstanding will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Option Plan. Subject to limitations contained in the Option Plan, the Board of Directors may amend, modify or terminate the Option Plan. The Board of Directors has determined that the Option Plan will be terminated with respect to future grants upon the approval by the shareholders of the 2019 Plan.

Deferred Share Unit Plan

The DiaMedica Therapeutics Inc. Deferred Share Unit Plan was adopted by the Board of Directors on August 25, 2011 and by our shareholders on September 22, 2011.

Shares Available. The number of common shares reserved for issuance under the DSU Plan at any time is 100,000 shares (subject to adjustment). In no event may the number of common shares reserved for issuance to any one person pursuant to DSUs and options exceed 5% of our outstanding common shares. The DSU Plan also provides that the number of common shares reserved for issuance in aggregate to insiders will not exceed 10% of the issued and outstanding common shares at the time of the grant and in aggregate will not exceed, within any 12 month period, 10% of the issued and outstanding common shares at the time of the grant.

Eligible Participants. Directors and executive officers of DiaMedica and our subsidiaries are eligible to participate in the DSU Plan.

Awards Available. The DSU Plan authorizes the award of deferred share units, which is a right to receive, on a deferred payment basis, a common share or the fair market value thereof, or a combination thereof. At the time of grant, the Board of Directors decides the total compensation that will be satisfied in the form of DSUs.

Transferability. DSUs and all other rights, benefits or interests in the DSU Plan are non-transferable.

Effect of Termination of Service. A holder of a DSU who has terminated his or her employment or service with DiaMedica may elect to receive one common share with respect to each whole DSU credit to his or her account, net of required tax withholding obligations, by filing a notice of redemption on or before December 15th of the first calendar year commencing after the date on which the holder’s employment or service has terminated. In the event of the death of a holder of a DSU, we will within two months of such death pay cash equal to the fair market value of the common shares that would have otherwise been issued upon a termination of employment or service.

Certain Adjustments. In the event of any dividend paid in shares, share subdivision, combination or exchange of shares, merger, consolidation, spin-off or other distribution of DiaMedica assets to shareholders, or any other change in our capital affecting our common shares, the Board of Directors will make with respect to the number of DSUs outstanding under the DSU Plan, any proportionate adjustments as it considers appropriate to reflect that change.

Termination/Amendment. The DSU Plan may be terminated by the Board of Directors at any time. No DSUs will be granted after termination of the DSU Plan, but DSUs outstanding will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the DSU Plan. Subject to limitations contained in the DSU Plan, the Board of Directors may amend, modify or terminate the DSU Plan. The Board of Directors has determined that the DSU Plan will be terminated with respect to future grants upon the approval by the shareholders of the 2019 Plan.

RELATED PERSON RELATIONSHIPS AND TRANSACTIONS

________________

Introduction

Below under “—Description of Related Party Transactions” is a description of transactions that have occurred during the past fiscal year, or any currently proposed transactions, to which we were or are a participant and in which:

●	the amounts involved exceeded or will exceed the lesser of: $120,000 or one percent (1%) of the average of our total assets at year end for the last two completed fiscal years; and

●

a related person (including any director, director nominee, executive officer, holder of more than 5% of our common shares or any member of their immediate family) had or will have a direct or indirect material interest.

These transactions are referred to as “related party transactions.”

Description of Related Party Transactions

Participation in Initial Public Offering

On December 11, 2018, we completed an initial public offering of our common shares in the United States, by issuing 4,100,000 common shares at an offering price of $4.00 per share. Certain of our directors and officers participated in the initial public offering on the same terms as the common shares that are sold to the public generally, as set forth in the table below:

Name	Position	Purchase Price	Number of Common Shares
Rick Pauls	President and Chief Executive Officer	$20,000	5,000
Harry Alcorn	Chief Medical Officer	4,000	1,000
Scott Kellen	Chief Financial Officer and Secretary	5,000	1,250
Todd Verdoorn	Chief Scientific Officer	4,000	1,000
Michael Giuffre, M.D.	Director	45,000	11,250
James Parsons	Director	9,000	2,250
Richard Pilnik	Director	25,000	6,250
Zhenyu Xiao	Director	13,000	3,250
		$125,000	31,250

Participation in Private Placement

On March 29, 2018, we completed, in two tranches, a brokered and non-brokered private placement of 1,322,965 units at a price of $4.90 per unit for aggregate gross proceeds of approximately $6.3 million. Each unit consisted of one common share and one-half of one common share purchase warrant. Each whole warrant entitles the holder to purchase one common share at a price of $7.00 at any time prior to expiration on March 19, 2020 and March 29, 2020 for tranche 1 and tranche 2, respectively.

Certain of our directors and officers participated in the private placement on the same terms and conditions as other investors, as set forth in the table below:

Name	Position	Purchase Price	Number of Common Shares	Number of Common Shares Underlying Warrants
Rick Pauls	President and Chief Executive Officer	$20,000	4,100	2,050
Scott Kellen	Chief Financial Officer and Secretary	10,000	2,040	1,020
Michael Giuffre, M.D.	Director	110,000	22,449	11,225
		$140,000	28,589	14,295

Relationship with Hermeda Industrial Co., Limited

We and Hermeda Industrial Co., Limited (Hermeda) are parties to an investment agreement, which includes terms relating to the composition of the Board of Directors. Under director nomination provisions of this agreement, Hermeda had the right to designate a representative to be nominated to the Board of Directors for so long as Hermeda beneficially owns at least 10% of our outstanding common shares on a non-diluted basis, and we agreed to use our reasonable best efforts to cause the Hermeda designee to be elected. As of March 31, 2019, Hermeda beneficially owned 8.4% of our outstanding common shares. Zhenyu Xiao, Ph.D., one of our directors, is the Director of Hermeda and is the current designee of Hermeda under the investment agreement. In the event Hermeda has no representative on the Board of Directors and beneficially owns at least 10% of our outstanding common shares, on a non-diluted basis, and provides notice to us of its representative, we shall take such steps that are necessary for the Board of Directors to appoint the representative as a member of the Board of Directors.

License Agreement

In September 2018, we entered into a license and collaboration agreement with Ahon Pharma, a subsidiary of Fosun Pharma, which allows Ahon Pharma to have exclusive rights to develop and commercialize DM199 for acute ischemic stroke in mainland China, Taiwan, Hong Kong S.A.R. and Macau S.A.R. Under the terms of the agreement, we received an upfront payment of $500,000 on signing and are entitled to receive an additional payment of $4.5 million upon regulatory clearance to initiate a clinical trial in China. We also have the potential to receive an additional $27.5 million in development and sales related milestones and up to approximately 10% royalties on net sales of DM199 in the licensed territories. All development, regulatory, sales, marketing, and commercial activities and associated costs in the licensed territories will be the sole responsibility of Ahon Pharma. This agreement may be terminated at any time by Ahon Pharma by providing 120 days written notice. Fosun Pharma, through its partnership with SK Group, a South Korea based company is an investor in DiaMedica through its equity investment in 2016.

Indemnification Agreements

We have entered into indemnification agreements with all of our directors and executive officers. The indemnification agreements provide, among other things, for indemnification, to the fullest extent permitted by law and our By-laws, against any and all expenses (including attorneys’ fees) and liabilities, judgments, fines and amounts paid in settlement that are paid or incurred by the executive or on his or her behalf in connection with such action, suit or proceeding. The indemnification agreements also set forth procedures that apply in the event an executive requests indemnification or an expense advance. For more information regarding these agreements, see “Director Compensation—Limitations on Liability and Indemnification Matters.”

DiaMedica has not identified any arrangements or agreements relating to compensation provided by a third party to DiaMedica’s directors or director nominees in connection with their candidacy or board service as required to be disclosed pursuant to Nasdaq Rule 5250(b)(3).

Policies and Procedures for Related Party Transactions

The Board of Directors has delegated to the Audit Committee, pursuant to the terms of a written policy and the formal written charter of the Audit Committee, the authority to review, approve and ratify related party transactions. If it is not feasible for the Audit Committee to take an action with respect to a proposed related party transaction, the Board of Directors or another committee, may approve or ratify it. No member of the Board of Directors or any committee may participate in any review, consideration or approval of any related party transaction with respect to which such member or any of his or her immediate family members is the related party.

Our policy defines a “related party transaction” as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries and affiliates) were, are or will be a participant and in which any related party had, has or will have a direct or indirect interest (other than solely as a result of being a director or less than 10 percent beneficial owner of another entity).

Prior to entering into or amending any related party transaction, the party involved must provide notice to our Chief Financial Officer of the facts and circumstances of the proposed transaction, including:

●	the related party’s relationship to us and his or her interest in the transaction;

●

the material facts of the proposed related party transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved;

●	the purpose and benefits of the proposed related party transaction with respect to us;

●	if applicable, the availability of other sources of comparable products or services; and

●	an assessment of whether the proposed related party transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.

If the Chief Financial Officer determines the proposed transaction is a related party transaction in which the amount involved will or may be expected to exceed $10,000 in any calendar year, the proposed transaction will be submitted to the Audit Committee for consideration. In determining whether to approve a proposed related party transaction, the Audit Committee, or where submitted to the Chair of the Audit Committee, the Chair of the Audit Committee, will consider, among other things, the following:

●	the purpose of the transaction;

●	the benefits of the transaction to us;

●

the impact on a director’s independence in the event the related party is a non-employee director, an immediate family member of a non-employee director or an entity in which a non-employee director is a partner, shareholder or executive officer;

●	the availability of other sources for comparable products or services;

●	the terms of the transaction; and

●	the terms available to unrelated third parties or to employees generally.

Under our policy, certain related party transactions as defined under our policy will be deemed to be pre-approved by the Audit Committee and will not be subject to these procedures.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS

________________

Shareholder Proposals for 2020 Meeting

Shareholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the proxy materials relating to the 2020 meeting of Shareholders must submit their proposals so that they are received by us at our principal executive offices no later than the close of business on December 9, 2019, unless the date of the 2020 meeting is delayed by more than 30 calendar days. The proposals must satisfy the requirements of the proxy rules promulgated by the SEC and as the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Any other shareholder proposals to be presented at the 2020 Annual General Meeting of Shareholders (other than a matter brought pursuant to SEC Rule 14a-8) must be given in writing to our Corporate Secretary and must be delivered to or mailed and received at our principal executive offices, not less than 90 days nor more than 120 days prior to the anniversary date of the 2019 Annual General Meeting of Shareholders; provided, however, that in the event that the 2020 Annual General Meeting of Shareholders is not held within 30 days before or after such anniversary date, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual general meeting was mailed or such public disclosure was made, whichever first occurs. The proposal must contain specific information required by our Amended and Restated Bylaws, a copy of which may be obtained by writing to our Corporate Secretary. If a proposal is not timely and properly made in accordance with the procedures set forth in our By-laws, it will be defective and may not be brought before the meeting. If the proposal is nonetheless brought before the meeting and the Chairman of the meeting does not exercise the power and duty to declare the proposal defective, the persons named in the proxy may use their discretionary voting with respect to the proposal.

Director Nominations for 2020 Annual General Meeting

In accordance with procedures set forth in our By-laws, DiaMedica shareholders may propose nominees for election to the Board of Directors only after providing timely written notice to our Corporate Secretary. To be timely, a shareholder’s notice to the Corporate Secretary must be delivered to or mailed and received at DiaMedica’s principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the 2019 Annual General and Special Meeting; provided, however, that in the event that the annual general meeting with respect to which such notice is to be tendered is not held within 30 days before or after such anniversary date, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure was made, whichever first occurs. The notice must set forth, among other things:

●	the nominee’s name, age, business address, residence address and record address;

●	the nominee’s principal occupation or employment;

●	the class and number of shares of DiaMedica capital stock which are beneficially owned by the nominee;

●	signed consent to serve as a director of DiaMedica; and

●	any other information concerning the nominee required under the rules of the SEC in a proxy statement soliciting proxies for the election of directors.

Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. The Nominating and Corporate Governance Committee will consider only those shareholder recommendations whose submissions comply with the procedural requirements set forth in DiaMedica’s Bylaws. The Nominating and Corporate Governance Committee will evaluate candidates recommended by shareholders in the same manner as those recommended by others.

COPIES OF FISCAL 2018 ANNUAL REPORT AND ADDITIONAL INFORMATION

________________

We have sent or made electronically available to each of our shareholders a copy of our Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2018. Our Annual Report includes our financial information included in our consolidated annual financial statements and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended December 31, 2018. Our Annual Report is electronically available on our website at www.diamedica.com, by accessing the SEC’s EDGAR filing database at www.sec.gov or on SEDAR at www.sedar.com. The exhibits to our Form 10-K are available by accessing the SEC’s EDGAR filing database at www.sec.gov. We will furnish a copy of any exhibit to our Form 10-K upon receipt from any such person of a written request for such exhibits upon the payment of our reasonable expenses in furnishing the exhibits. This request should be sent to: DiaMedica Therapeutics Inc., 2 Carlson Parkway, Suite 260, Minneapolis, Minnesota 55447, Attention: Shareholder Information.

_________________________

Your vote is important. Whether or not you plan to attend the meeting in person, vote your shares of DiaMedica common shares by the Internet or telephone, or request a paper proxy card to sign, date and return by mail so that your shares may be voted.

By Order of the Board of Directors /s/ Richard Pilnik Richard Pilnik Chairman of the Board

April 8, 2019

Minneapolis, Minnesota

APPENDIX A

DIAMEDICA THERAPEUTICS INC.

2019 OMNIBUS INCENTIVE PLAN

Table of Contents

1.	Purpose of Plan.	1
2	Definitions.	1
3	Plan Administration.	6
4	Shares Available for Issuance.	8
5	Participation.	9
6	Options.	10
7	Stock Appreciation Rights.	11
8	Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.	12
9	Performance Awards.	14
10	Non-Employee Director Awards.	15
11	Other Stock-Based Awards.	16
12	Dividend Equivalents.	16
13	Effect of Termination of Employment or Other Service.	17
14	Payment of Withholding Taxes.	20
15	Change in Control.	20
16	Rights of Eligible Recipients and Participants; Transferability.	22
17	Securities Law and Other Restrictions.	24
18	Deferred Compensation; Compliance with Section 409A.	24
19	Amendment, Modification and Termination.	24
20	Substituted Awards.	25
21	Effective Date and Duration of this Plan.	25
22	Miscellaneous.	25

DIAMEDICA THERAPEUTICS inc.
2019 OMNIBUS INCENTIVE PLAN

1.	Purpose of Plan.

The purpose of the DiaMedica Therapeutics Inc. 2019 Omnibus Incentive Plan (this “Plan”) is to advance the interests of DiaMedica Therapeutics Inc. a corporation organized under the laws of Canada (the “Company”), and its shareholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in shareholder value and aligning the interests of such individuals with the interests of its shareholders through opportunities for equity participation in the Company.

2.	Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.

2.1     “Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

2.2     “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” will have the meaning given such term under Rule 405 of the Securities Act.

2.3     “Applicable Law” means any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, provincial, local or foreign; and (c) rules of any securities exchange, national market system or automated quotation system on which the Shares are listed, quoted or traded.

2.4     “Award” means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Deferred Stock Unit, Performance Award, Non-Employee Director Award, or Other Stock-Based Award, in each case granted to an Eligible Recipient pursuant to this Plan.

2.5     “Award Agreement” means either: (a) a written or electronic (as provided in Section 22.7) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 22.7) statement issued by the Company to a Participant describing the terms and provisions of such an Award, including any amendment or modification thereof.

2.6     “Board” means the Board of Directors of the Company.

2.7     “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of Shares to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver Shares to be issued upon such exercise directly to such broker or dealer or its nominee.

2.8     “Cause” means, unless otherwise provided in an Award Agreement, (a) “Cause” as defined in any employment, consulting, severance or similar agreement between the Participant and the Company or one of its Subsidiaries or Affiliates (an “Individual Agreement”), or (b) if there is no such Individual Agreement or if it does not define Cause: (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary; (ii) any unlawful or criminal activity of a serious nature; (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties; (iv) any material breach by a Participant of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary; or (v) before a Change in Control, such other events as will be determined by the Committee. Before a Change in Control, the Committee will, unless otherwise provided in an Individual Agreement, have the sole discretion to determine whether “Cause” exists with respect to subclauses (i), (ii), (iii), (iv) or (v) above, and its determination will be final.

2.9     “Change in Control” means, unless otherwise provided in an Award Agreement or any Individual Agreement, and except as provided in Section 18, an event described in Section 15.1 of this Plan.

2.10     “Code” means the United States Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.

2.11     “Committee” means the Board or, if the Board so delegates, the Compensation Committee of the Board or a subcommittee thereof, or any other committee delegated authority by the Board to administer this Plan. If the Board determines appropriate, such committee may be comprised solely of directors designated by the Board to administer this Plan who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and (b) “independent directors” within the meaning of the rules of the Nasdaq Stock Market (or other applicable exchange or market on which the Common Shares may be traded or quoted). The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. Any action duly taken by the Committee will be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements of membership provided herein.

2.12     “Common Shares” or “Shares” means the voting common shares, no par value, of the Company, or the number and kind of shares of stock or other securities into which such Common Shares may be changed in accordance with Section 4.5 of this Plan.

2.13     “Company” means DiaMedica Therapeutics Inc., a corporation organized under the laws of Canada, and any successor thereto as provided in Section 22.5 of this Plan.

2.14     “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2

2.15     “Deferred Stock Unit” means a right granted to an Eligible Recipient pursuant to Section 8 of this Plan to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

2.16     “Director” means a member of the Board.

2.17     “Disability” means, unless otherwise provided in an Award Agreement, with respect to a Participant who is a party to an Individual Agreement, which agreement contains a definition of “disability” or “permanent disability” (or words of like import) for purposes of termination of employment thereunder by the Company, “disability” or “permanent disability” as defined in the most recent of such agreements; or in all other cases, means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.18     “Dividend Equivalents” has the meaning set forth in Section 3.2(l) of this Plan.

2.19     “Eligible Recipients” means all Employees, all Non-Employee Directors and all Consultants.

2.20     “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then ninety (90) days following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.21     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

2.22     “Fair Market Value” means, with respect to the Common Shares, as of any date a price that is equal to the closing sale price of a Common Share as of the end of the regular trading session on such date, as reported by the Nasdaq Stock Market or any national securities exchange on which the Common Shares are then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade) or if the Common Shares are not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of the immediately preceding trading date at the end of the regular trading session, as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote). In the event the Common Shares are not publicly traded at the time a determination of its value is required to be made hereunder, the determination of Fair Market Value shall be made by the Committee in such manner as it deems appropriate and in good faith in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Shares that is made in good faith.

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2.23      “Grant Date” means the date an Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.

2.24     “Incentive Stock Option” means a right to purchase Common Shares granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.

2.25     “Individual Agreement” has the meaning set forth in Section 2.8 of this Plan.

2.26     “Non-Employee Director” means a Director who is not an Employee.

2.27     “Non-Employee Director Award” means any Award granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.

2.28     “Non-Employee Director Option” means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 10 of this Plan.

2.29     “Non-Statutory Stock Option” means a right to purchase Common Shares granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.

2.30     “Option” means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.

2.31     “Other Stock-Based Award” means an Award, denominated in Shares, not otherwise described by the terms of this Plan, granted pursuant to Section 11 of this Plan.

2.32     “Participant” means an Eligible Recipient who receives one or more Awards under this Plan.

2.33     “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, number of Shares, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.

2.34     “Performance Goals” mean with respect to any applicable Award, one or more targets, goals or levels of attainment required to be achieved during the specified Performance Period, as set forth in the related Award Agreement.

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2.35     “Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Award.

2.36     “Period of Restriction” means the period when a Restricted Stock Award or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Section 8 of this Plan.

2.37     “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

2.38     “Plan” means this DiaMedica Therapeutics Inc. 2019 Equity Incentive Plan, as may be amended from time to time.

2.39     “Plan Year” means the Company’s fiscal year.

2.40     “Previously Acquired Shares” means Shares that are already owned by the Participant or, with respect to any Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Award.

2.41     “Restricted Stock Award” means an award of Common Shares granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

2.42     “Restricted Stock Unit” means an award denominated in Shares granted to an Eligible Recipient pursuant to Section 8 of this Plan.

2.43     “Retirement,” means, unless otherwise defined in the Award Agreement or in an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, “Retirement” as defined from time to time for purposes of this Plan by the Committee or by the Company’s chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant reaches age fifty-five (55) with the present intention to leave the Company’s industry or to leave the general workforce.

2.44     “Securities Act” means the United States Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

2.45     “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company upon exercise, in the form of Shares, cash or a combination of both, equal to the difference between the Fair Market Value of one or more Shares and the grant price of such shares under the terms of such Stock Appreciation Right.

2.46     “Stock-Based Award” means any Award, denominated in Shares, made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards or Other Stock-Based Awards.

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2.47     “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.48     “Tax Date” means the date any withholding or employment related tax obligation arises under the Code or any Applicable Law for a Participant with respect to an Award.

2.49     “Tax Laws” has the meaning set forth in Section 22.8 of this Plan.

3.	Plan Administration.

3.1     The Committee. This Plan will be administered by the Committee. The Committee will act by majority approval of the members at a meeting or by unanimous written consent, and a majority of the members of the Committee will constitute a quorum. The Committee may exercise its duties, power and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Award granted under this Plan.

3.2     Authority of the Committee. In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:

(a)     To designate the Eligible Recipients to be selected as Participants;

(b)     To determine the nature, extent and terms of the Awards to be made to each Participant, including the amount of cash or number of Shares to be subject to each Award, any exercise price or grant price, the manner in which Awards will vest, become exercisable, settled or paid out and whether Awards will be granted in tandem with other Awards, and the form of Award Agreement, if any, evidencing such Award;

(c)     To determine the time or times when Awards will be granted;

(d)     To determine the duration of each Award;

(e)     To determine the terms, restrictions and other conditions to which the grant of an Award or the payment or vesting of Awards may be subject;

(f)     To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Award Agreement, in a manner and to the extent it will deem necessary or expedient to make this Plan fully effective;

(g)     To determine Fair Market Value in accordance with Section 2.22 of this Plan;

(h)     To amend this Plan or any Award Agreement, as provided in this Plan;

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(i)     To adopt subplans or special provisions applicable to Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which except as otherwise provided in this Plan, such subplans or special provisions may take precedence over other provisions of this Plan;

(j)     To authorize any person to execute on behalf of the Company any Award Agreement or any other instrument required to effect the grant of an Award previously granted by the Committee;

(k)     To determine whether Awards will be settled in Shares, cash or in any combination thereof;

(l)     To determine whether Awards will be adjusted for dividend equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one Common Share for each Common Share represented by an Award held by such Participant, subject to Section 12 of this Plan and any other provision of this Plan, and which Dividend Equivalents may be subject to the same conditions and restrictions as the Awards to which they attach and may be settled in the form of cash, Shares, or in any combination of both; and

(m)     To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares, including restrictions under an insider trading policy, stock ownership guidelines, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s shareholders.

3.3     Delegation. To the extent permitted by Applicable Law, the Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more directors of the Company or one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Eligible Recipients to be recipients of Awards pursuant to this Plan; and (b) determine the size of any such Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such director(s) or officer(s) for any Awards granted to an Eligible Recipient: (i) who is a Non-Employee Director or who is subject to the reporting and liability provisions of Section 16 under the Exchange Act, or (ii) to whom authority to grant or amend Awards has been delegated hereunder; provided, further; that any delegation of administrative authority will only be permitted to the extent it is permissible under Applicable Law; (y) the resolution providing such authorization will set forth the type of Awards and total number of each type of Awards such director(s) or officer(s) may grant; and (z) such director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. At all times, the delagatee appointed under this Section 3.3 will serve in such capacity at the pleasure of the Committee.

3.4     No Re-pricing. Notwithstanding any other provision of this Plan other than Section 4.5 of this Plan, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (a) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price or grant price; (b) canceling the underwater Option or Stock Appreciation Right in exchange for (i) cash; (ii) replacement Options or Stock Appreciation Rights having a lower exercise price or grant price; or (iii) other Awards; or (c) repurchasing the underwater Options or Stock Appreciation Rights and granting new Awards under this Plan. For purposes of this Section 3.4, an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Shares is less than the exercise price of the Option or grant price of the Stock Appreciation Right.

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3.5     Participants Based Outside of the United States. In addition to the authority of the Committee under Section 3.2(i) and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.5: (a) to reserve Shares or grant Awards in excess of the limitations provided in Section 4.1 of this Plan; (b) to effect any re-pricing in violation of Section 3.4 of this Plan; (c) to grant Options or Stock Appreciation Rights having an exercise price or grant price less than one hundred percent (100%) of the Fair Market Value of one Share on the Grant Date in violation of Section 6.3 or Section 7.3 of this Plan; or (d) for which shareholder approval would then be required pursuant to Section 19.2 of this Plan.

4.	Shares Available for Issuance.

4.1     Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.5 of this Plan, the maximum number of Shares that will be available for issuance under this Plan shall not exceed 2,000,000.

4.2     Limits on Incentive Stock Options and Non-Employee Director Awards. Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.5 of this Plan,

(a)     the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan may not exceed 2,000,000 shares; and

(b)     the maximum aggregate number of shares of Common Stock granted as an Award to any Non-Employee Director in any one Plan Year will be 100,000 shares; provided that such limit will not apply to any election of a Non-Employee Director to receive shares of Common Stock in lieu of all or a portion of any annual Board, committee, chair or other retainer, or any meeting fees otherwise payable in cash.

4.3     Accounting for Awards. Shares that are issued under this Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of Shares remaining available for issuance under this Plan only to the extent they are used; provided, however, that the full number of Shares subject to a stock-settled Stock Appreciation Right or other Stock-Based Award will be counted against the Shares authorized for issuance under this Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Right or other Stock-Based Award. Furthermore, any Shares withheld to satisfy tax withholding obligations on Awards issued under this Plan, any Shares withheld to pay the exercise price or grant price of Awards under this Plan and any Shares not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.5 or settlement of a Stock Appreciation Right in Shares pursuant to Section 7.7 will be counted against the Shares authorized for issuance under this Plan and will not be available again for grant under this Plan. Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan. Any Shares repurchased by the Company on the open market using the proceeds from the exercise of an Award will not increase the number of Shares available for future grant of Awards. Any shares of Common Stock related to Awards granted under this Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the Shares, will be available again for grant under this Plan. To the extent permitted by Applicable Law, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a Subsidiary pursuant to Section 20 of this Plan or otherwise will not be counted against Shares available for issuance pursuant to this Plan. The Shares available for issuance under this Plan may be authorized and unissued shares or treasury shares.

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4.4     Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Shares, treasury Common Shares or Common Shares purchased on the open market.

4.5     Adjustments to Shares and Awards.

(a)     In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or Shares the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment or substitutions (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, including the sub-limits set forth in Section 4.2 of this Plan, and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Awards and the exercise price of outstanding Awards; provided, however, that this Section 4.5 will not limit the authority of the Committee to take action pursuant to Section 15 of this Plan in the event of a Change in Control. The determination of the Committee as to the foregoing adjustments and/or substitutions, if any, will be final, conclusive and binding on Participants under this Plan.

(b)     Notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the limits in Section 4.1 or 4.2 of this Plan, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422, 424 and 409A of the Code, or any successor regulations, as and where applicable.

5.	Participation.

Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Awards, singly or in combination or in tandem with other Awards, as may be determined by the Committee in its sole discretion. Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Award Agreement with the Participant.

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6.	Options.

6.1     Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion; provided, however, that any Option granted under this Plan shall comply with Applicable Law and applicable stock exchange rules. Incentive Stock Options may be granted solely to eligible Employees of the Company or a Subsidiary. The Committee shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying Shares constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

6.2     Award Agreement. Each Option grant will be evidenced by an Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan or applicable stock exchange rules. The Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.

6.3     Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one Share on the Grant Date (one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4     Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

6.5     Payment of Exercise Price.

(a)     The total purchase price of the Shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a “net exercise” of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion and permitted under applicable law. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

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(b)     In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of Shares issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 14 of this Plan.

(c)     For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

6.6     Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the Shares to be purchased in accordance with Section 6.5 of this Plan.

7.	Stock Appreciation Rights.

7.1     Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying Shares constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

7.2     Award Agreement. Each Stock Appreciation Right will be evidenced by an Award Agreement that will specify the grant price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

7.3     Grant Price. The grant price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one Share on the Grant Date.

7.4     Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.

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7.5     Manner of Exercise. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6 of this Plan, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.

7.6     Settlement. Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a)     The excess of the Fair Market Value of a Share on the date of exercise over the per share grant price; by

(b)     The number of Shares with respect to which the Stock Appreciation Right is exercised.

7.7     Form of Payment. Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 of this Plan will be made in accordance with the terms of the applicable Award Agreement, in cash, Shares or a combination thereof, as the Committee determines.

8.	Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.

8.1     Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards, Restricted Stock Units or Deferred Stock Units under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units will be similar to Restricted Stock Awards except that no Shares are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units and Deferred Stock Units will be denominated in Shares but paid in cash, Shares or a combination of cash and Shares as the Committee, in its sole discretion, will determine, and as provided in the Award Agreement.

8.2     Award Agreement. Each Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit grant will be evidenced by an Award Agreement that will specify the type of Award, the period(s) of restriction, the number of Shares subject to a Restricted Stock Award, or the number of Restricted Stock Units or Deferred Stock Units granted, and such other provisions as the Committee will determine that are not inconsistent with the terms of this Plan.

8.3     Conditions and Restrictions. Subject to the terms and conditions of this Plan, the Committee will impose such conditions or restrictions on a Restricted Stock Award, Restricted Stock Units or Deferred Stock Units granted pursuant to this Plan as it may deem advisable including a requirement that Participants pay a stipulated purchase price for each Share underlying a Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit, restrictions based upon the achievement of specific Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals, time-based restrictions, restrictions under Applicable Laws or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock Award, Restricted Stock Units or Deferred Stock Units.

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8.4     Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will be granted the right to exercise full voting rights with respect to the Shares underlying such Restricted Stock Award during the Period of Restriction. A Participant will have no voting rights with respect to any Restricted Stock Units or Deferred Stock Units granted hereunder.

8.5     Dividend Rights.

(a)     Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will have the same dividend rights as the Company’s other shareholders. Notwithstanding the foregoing any such dividends as to a Restricted Stock Award that is subject to vesting requirements will be subject to forfeiture and termination to the same extent as the Restricted Stock Award to which such dividends relate and the Award Agreement may require that any cash dividends be reinvested in additional Shares subject to the Restricted Stock Award and subject to the same conditions and restrictions as the Restricted Stock Award with respect to which the dividends were paid. In no event will dividends with respect to Restricted Stock Awards that are subject to vesting be paid or distributed until the vesting provisions of such Restricted Stock Award lapse.

(b)     Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, prior to settlement or forfeiture, any Restricted Stock Units or Deferred Stock Unit awarded under this Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalents. Such right entitles the Participant to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit or Deferred Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units or Deferred Stock Units and may (and will, to the extent required below) be made subject to the same conditions and restrictions as the Restricted Stock Units or Deferred Stock Units to which they attach. Settlement of Dividend Equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Dividend Equivalents as to Restricted Stock Units or Deferred Stock Units will be subject to forfeiture and termination to the same extent as the corresponding Restricted Stock Units or Deferred Stock Units as to which the Dividend Equivalents relate. In no event will Participants holding Restricted Stock Units or Deferred Stock Units be entitled to receive the payment of any Dividend Equivalents on such Restricted Stock Units or Deferred Stock Units until the vesting provisions of such Restricted Stock Units or Deferred Stock Units lapse.

8.6     Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

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8.7     Lapse of Restrictions; Settlement. Except as otherwise provided in this Plan, including without limitation this Section 8 and 16.4 of this Plan, Shares underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying Shares, (b) in Shares or (c) a combination thereof, as provided in the Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.

8.8     Section 83(b) Election for Restricted Stock Award. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.

9.	Performance Awards.

9.1     Grant. An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.

9.2     Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify the amount of cash, Shares, other Awards, or combination of both to be received by the Participant upon payout of the Performance Award, any Performance Goals upon which the Performance Award is subject, any Performance Period during which any Performance Goals must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

9.3     Vesting. Subject to the terms of this Plan, the Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more of the Performance Goals.

9.4     Earning of Performance Award Payment. Subject to the terms of this Plan and the Award Agreement, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payout on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved and such other restrictions or conditions imposed on the vesting and payout of the Performance Awards has been satisfied.

9.5     Form and Timing of Performance Award Payment. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash, in Shares or other Awards (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the fifteenth (15th) day of the third (3rd) month immediately following the later of the end of the Company’s fiscal year in which the Performance Period ends and any additional vesting restrictions are satisfied or the end of the calendar year in which the Performance Period ends and any additional vesting restrictions are satisfied, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form and time of payment of Performance Awards will be set forth in the Award Agreement pertaining to the grant of the Performance Award. Any Shares or other Awards issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

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9.6     Evaluation of Performance. The Committee may provide in any such Award Agreement including Performance Goals that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) items related to a change in accounting principles; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments; (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; (s) foreign exchange gains and losses; or (t) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

9.7     Adjustment of Performance Goals, Performance Periods or other Vesting Criteria. The Committee may amend or modify the vesting criteria (including any Performance Goals or Performance Periods) of any outstanding Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 9.6 or 4.5(a) of this Plan) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.

9.8     Dividend Rights. Participants holding Performance Awards granted under this Plan will not receive any cash dividends or Dividend Equivalents based on the dividends declared on Shares that are subject to such Performance Awards during the period between the date that such Performance Awards are granted and the date such Performance Awards are settled.

10.	Non-Employee Director Awards.

10.1     Automatic and Non-Discretionary Awards to Non-Employee Directors. Subject to such terms and conditions, consistent with the other provisions of this Plan, the Committee at any time and from time to time may approve resolutions providing for the automatic grant to Non-Employee Directors of Non-Employee Director Awards granted under this Plan and may grant to Non-Employee Directors such discretionary Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, and set forth in an applicable Award Agreement.

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10.2     Deferral of Award Payment; Election to Receive Award in Lieu of Retainers. The Committee may permit Non-Employee Directors the opportunity to defer the payment of an Award pursuant to such terms and conditions as the Committee may prescribe from time to time. In addition, the Committee may permit Non-Employee Directors to elect to receive, pursuant to the procedures established by the Board or a committee of the Board, all or any portion of their annual retainers, meeting fees, or other fees in Restricted Stock, Restricted Stock Units, Deferred Stock Units or other Stock-Based Awards as contemplated by this Plan in lieu of cash.

11.	Other Stock-Based Awards.

11.1     Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards to Eligible Recipients not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee will determine. Such Awards may involve the transfer of actual Shares to Participants as a bonus or in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of Shares, and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.2     Value of Other Stock-Based Awards. Each Other Stock-Based Award will be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish Performance Goals in its discretion for any Other Stock-Based Award. If the Committee exercises its discretion to establish Performance Goals for any such Awards, the number or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

11.3     Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award will be made in accordance with the terms of the Award, in cash or Shares for any Other Stock-Based Award, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Stock-Based Award under a Company deferred compensation plan or arrangement.

12.	Dividend Equivalents.

Subject to the provisions of this Plan and any Award Agreement, any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Shares that are subject to any Award (including any Award that has been deferred), to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, settles, is paid or expires, as determined by the Committee. Such Dividend Equivalents will be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee and the Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional Shares or otherwise reinvested. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on Shares that are subject to an Option or Stock Appreciation Right or unvested Performance Awards; and further, no dividend or Dividend Equivalents will be paid out with respect to any unvested Awards.

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13.	Effect of Termination of Employment or Other Service.

13.1     Termination Due to Cause. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4 and 13.5 of this Plan, in the event a Participant’s employment or other service with the Company or any Subsidiary is terminated for Cause:

(a)     All outstanding Options and Stock Appreciation Rights held by the Participant as of the effective date of such termination will be immediately terminated and forfeited;

(b)     All outstanding but unvested Restricted Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and

(c)     All other outstanding Awards to the extent not vested will be immediately terminated and forfeited.

13.2     Termination Due to Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or the terms of an Individual Agreement or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(a)     All outstanding Options (excluding Non-Employee Director Options in the case of Retirement) and Stock Appreciation Rights held by the Participant as of the effective date of such termination or Retirement will, to the extent exercisable as of the date of such termination or Retirement, remain exercisable for a period of one (1) year after the date of such termination or Retirement (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of the date of such termination or Retirement will be terminated and forfeited;

(b)     All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; and

(c)     All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause Shares to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period. The Committee will consider the provisions of Section 13.5 of this Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such Shares or other payment, including whether the Participant again becomes employed.

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13.3     Termination for Reasons Other than Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than for Cause or death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(a)     All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of such termination, remain exercisable for a period of three (3) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of such termination will be terminated and forfeited. If the Participant dies within the three (3) month period referred to in the preceding sentence, the Option or Stock Appreciation Right may be exercised by those entitled to do so under the Participant’s will or by the laws of descent and distribution within a period of one (1) year following the Participant’s death (but in no event after the expiration date of any such Option or Stock Appreciation Right).

(b)     All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination will be terminated and forfeited;

(c)     All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by the Company without Cause prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause Shares to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period.

13.4     Modification of Rights upon Termination. Notwithstanding the other provisions of this Section 13, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Non-Employee Director Awards, and Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; and (b) any such action by the Committee adversely affecting any outstanding Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Section 4.5, 13.5, 15 or 19 of this Plan).

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13.5     Additional Forfeiture Events.

(a)     Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Plan, including this Section 13.5, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or within one (1) year after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Award Agreements evidencing an Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any Shares subject to any Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of share certificates upon the vesting of any Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an applicable Award Agreement, this Section 13.5(a) will not apply to any Participant following a Change in Control.

(b)     Forfeiture or Clawback of Awards Under Applicable Law and Company Policy. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. The Company also may seek to recover any Award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by Applicable Law or under the requirements of any stock exchange or market upon which the Shares are then listed or traded. In addition, all Awards under this Plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement.

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14.	Payment of Withholding Taxes.

14.1     General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts the Company reasonably determines are necessary to satisfy any and all federal, foreign, state, provincial and local withholding and employment related tax requirements attributable to an Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any Shares, with respect to an Award. When withholding Shares for taxes is effected under this Plan, it will be withheld only up to an amount based on the maximum statutory tax rates in the Participant’s applicable tax jurisdiction or such other rate that will not trigger a negative accounting impact on the Company.

14.2     Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 14.1 of this Plan by withholding Shares underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, Shares withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

15.	Change in Control.

15.1     Definition of Change in Control. Unless otherwise provided in an Award Agreement or Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, a “Change in Control” will mean the occurrence of any of the following:

(a)     The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding Shares of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; or

(b)     The consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Shares and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding Shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or

(c)     a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

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15.2     Effect of Change in Control. Subject to the terms of the applicable Award Agreement or an Individual Agreement, in the event of a Change in Control, the Committee (as constituted prior to such Change in Control) may, in its discretion:

(a)     require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the Shares subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as shall be determined by the Board in accordance with Section 4.5;

(b)     provide that (i) some or all outstanding Options shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restrictions or vesting applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Units shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding Awards shall lapse in full or in part, and/or (iv) the Performance Goals applicable to some or all outstanding Awards shall be deemed to be satisfied at the target or any other level; and/or

(c)     require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount determined pursuant to Section 15.3 below; (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

15.3     Alternative Treatment of Incentive Awards. In connection with a Change in Control and subject to Section 18, the Committee, in its sole discretion, either in an Award Agreement at the time of grant of an Award or at any time after the grant of such an Award, in lieu of providing a substitute award to a Participant pursuant to Section 15.2(a), may determine that any or all outstanding Awards granted under this Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award will receive for each Share subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share in connection with such Change in Control and the purchase price per share, if any, under the Award, multiplied by the number of Shares subject to such Award (or in which such Award is denominated); provided, however, that if such product is zero ($0) or less or to the extent that the Award is not then exercisable, the Award may be canceled and terminated without payment therefor. If any portion of the consideration pursuant to a Change in Control may be received by holders of Shares on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any Shares issued pursuant to an Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to this Plan or an Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding Shares and receive the same consideration as other outstanding Shares in connection with the Change in Control.

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15.4     Limitation on Change in Control Payments. Notwithstanding anything in this Section 15 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Award or the payment of cash in exchange for all or part of a Stock-Based Award (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 15.2 or Section 15.3 of this Plan will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided, further that such payments will be reduced (or acceleration of vesting eliminated) by first eliminating vesting of Options with an exercise price above the then Fair Market Value of a Share that have a positive value for purposes of Section 280G of the Code, followed by reducing or eliminating payments or benefits pro rata among Awards that are deferred compensation subject to Section 409A of the Code, and, if a further reduction is necessary, by reducing or eliminating payments or benefits pro rata among Awards that are not subject to Section 409A of the Code. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 15.4 will not apply and any “payments” to a Participant pursuant to Section 15 of this Plan will be treated as “payments” arising under such separate agreement; provided, however, such separate agreement may not modify the time or form of payment under any Award that constitutes deferred compensation subject to Section 409A of the Code if the modification would cause such Award to become subject to the adverse tax consequences specified in Section 409A of the Code.

15.5     Exceptions. Notwithstanding anything in this Section 15 to the contrary, individual Award Agreements or Individual Agreements between a Participant and the Company or one of its Subsidiaries or Affiliates may contain provisions with respect to vesting, payment or treatment of Awards upon the occurrence of a Change in Control, and the terms of any such Award Agreement or Individual Agreement will govern to the extent of any inconsistency with the terms of this Section 15. The Committee will not be obligated to treat all Awards subject to this Section 15 in the same manner. The timing of any payment under this Section 15 may be governed by any election to defer receipt of a payment made under a Company deferred compensation plan or arrangement.

16.	Rights of Eligible Recipients and Participants; Transferability.

16.1     Employment. Nothing in this Plan or an Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.

16.2     No Rights to Awards. No Participant or Eligible Recipient will have any claim to be granted any Award under this Plan.

16.3     Rights as a Shareholder. Except as otherwise provided in the Award Agreement, a Participant will have no rights as a shareholder with respect to Shares covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such Shares and then subject to any restrictions or limitations as provided herein or in the Award Agreement.

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16.4     Restrictions on Transfer.

(a)     Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b)     A Participant will be entitled to designate a beneficiary to receive an Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c)     Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including execution or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

(d)     The Committee may impose such restrictions on any Shares acquired by a Participant under this Plan as it may deem advisable, including minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Shares are then listed or traded, or under any blue sky or state securities laws applicable to such Shares or the Company’s insider trading policy.

16.5     Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

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17.	Securities Law and Other Restrictions.

Notwithstanding any other provision of this Plan or any Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any Shares under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of Shares issued pursuant to Awards granted under this Plan, unless (a) there is in effect with respect to such Shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing Shares, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

18.	Deferred Compensation; Compliance with Section 409A.

It is intended that all Awards issued under this Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Code Section 409A: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a Separation from Service; (b) if any amount is payable under such Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Code Section 409A; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Code Section 409A; (d) if any amount becomes payable under such Award on account of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment will be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s Separation from Service or (ii) the Participant’s death; and (e) no amendment to or payment under such Award will be made except and only to the extent permitted under Code Section 409A.

19.	Amendment, Modification and Termination.

19.1     Generally. Subject to other subsections of this Section 19 and Sections 3.4 and 19.3 of this Plan, the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Award. The Committee’s power and authority to amend or modify the terms of an outstanding Award includes the authority to modify the number of Shares or other terms and conditions of an Award, extend the term of an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

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19.2     Shareholder Approval. No amendments to this Plan will be effective without approval of the Company’s shareholders if: (a) shareholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Shares are then traded, applicable corporate laws or regulations, or other Applicable Law, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan; or (b) such amendment would: (i) modify Section 3.4 of this Plan; (ii) materially increase benefits accruing to Participants; (iii) increase the aggregate number of Shares issued or issuable under this Plan; (iv) increase any limitation set forth in this Plan on the number of Shares which may be issued or the aggregate value of Awards which may be made, in respect of any type of Award to any single Participant during any specified period; (v) modify the eligibility requirements for Participants in this Plan; or (vi) reduce the minimum exercise price or grant price as set forth in Sections 6.3 and 7.3 of this Plan.

19.3     Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, suspension or amendment of this Plan may adversely affect any outstanding Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4.5, 9.7, 13, 15, 18 or 19.4 of this Plan.

19.4     Amendments to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 19.4 to any Award granted under this Plan without further consideration or action.

20.	Substituted Awards.

The Committee may grant Awards under this Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

21.	Effective Date and Duration of this Plan.

This Plan was approved by the Board on March 14, 2019 and became effective upon approval by the Company’s shareholders on May 22, 2019. This Plan will terminate at midnight on May 21, 2029, and may be terminated prior to such time by Board action. No Award will be granted after termination of this Plan, but Awards outstanding upon termination of this Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

22.	Miscellaneous.

22.1     Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

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22.2     Relationship to Other Benefits. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards under this Plan will be included as “compensation” for purposes of computing the benefits payable to any Participant under any pension, retirement (qualified or non-qualified), savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

22.3     Fractional Shares. No fractional Shares will be issued or delivered under this Plan or any Award. The Committee will determine whether cash, other Awards or other property will be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

22.4     Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

22.5     Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

22.6     Construction. Wherever possible, each provision of this Plan and any Award Agreement will be interpreted so that it is valid under the Applicable Law. If any provision of this Plan or any Award Agreement is to any extent invalid under the Applicable Law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Award Agreement also will continue to be valid, and the entire Plan and Award Agreement will continue to be valid in other jurisdictions.

22.7     Delivery and Execution of Electronic Documents. To the extent permitted by Applicable Law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

22.8     No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of this Plan to the contrary, the Company and its Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.

22.9     Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

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22.10     Indemnification. Subject to any limitations and requirements of the Canada Business Corporation Act or other Applicable Law, each individual who is or will have been a member of the Board, or a Committee appointed by the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 3.3 of this Plan, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation or By-laws, as a matter of law, or otherwise, or pursuant to any agreement with the Company, or any power that the Company may have to indemnify them or hold them harmless.

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APPENDIX B

Index of Articles

of

DiaMedica Therapeutics Inc.

Article 1.	Interpretation
Article 2.	Shares and Share Certificates
Article 3.	Issue of Shares
Article 4.	Share Registers
Article 5.	Share Transfers
Article 6.	Transmission of Shares
Article 7.	Purchase of Shares
Article 8.	Borrowing Powers
Article 9.	Alterations
Article 10.	Meetings of Shareholders
Article 11.	Proceedings at Meetings of Shareholders
Article 12.	Votes of Shareholders
Article 13.	Directors
Article 14.	Election and Removal of Directors
Article 15.	Powers and Duties of Directors
Article 16.	Interests of Directors and Officers
Article 17.	Proceedings of Directors
Article 18.	Executive and Other Committees
Article 19.	Officers
Article 20.	Indemnification
Article 21.	Dividends
Article 22.	Accounting Records and Auditors
Article 23.	Notices
Article 24.	Execution of Documents
Article 25.	Special Rights or Restrictions

Articles

of

DiaMedica Therapeutics Inc.

(the “Company”)

1.	INTERPRETATION

1.1	Definitions

In these Articles, unless the context otherwise requires:

(a)	"appropriate person", has the meaning assigned in the Securities Transfer Act;

(b)	“board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(c)	“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(d)	"Canadian securities legislation" means the securities legislation in any province or territory of Canada and includes the Securities Act;

(e)	“Interpretation Act” means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(f)	“legal personal representative” means the personal or other legal representative of a shareholder;

(g)	“protected purchaser" has the meaning assigned in the Securities Transfer Act;

(h)	“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(i)	“seal” means the seal of the Company, if any;

(j)	"Securities Act" means the Securities Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(k)	"securities legislation" means statutes concerning the regulation of securities markets and trading in securities and the regulations, rules, forms and schedules under those statutes, all as amended from time to time, and the blanket rulings and orders, as amended from time to time, issued by the securities commissions or similar regulatory authorities appointed under or pursuant to those statutes;

(l)	"Securities Transfer Act" means the Securities Transfer Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act; and

(m)	"U.S. securities legislation" means the securities legislation in the federal jurisdiction of the United States and in any state of the United States and includes the Securities Act of 1933 and the Securities Exchange Act of 1934.

1.2	Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2.	SHARES AND SHARE CERTIFICATES

2.1	Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2	Form of Share Certificate

The Company may issue shares in certificate or uncertificated form. In the event that shares are issued in certificated form, the share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3	Shareholder Entitled to Certificate or Acknowledgment

Unless the shares of which the shareholder is the registered owner are uncertificated shares within the meaning of the Business Corporations Act, each shareholder is entitled, without charge, to:

(a)	one share certificate representing the shares of each class or series of shares registered in the shareholder’s name; or

(b)	a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate,

provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgement and delivery of a share certificate or an acknowledgement to one of several joint shareholders or to a duly authorized agent of one of the joint shareholders will be sufficient delivery to all.

2.4	Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5	Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(a)	order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(b)	issue a replacement share certificate or acknowledgment, as the case may be.

2.6	Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

If a person entitled to a share certificate claims that the share certificate has been lost, destroyed or wrongfully taken, the Company must issue a new share certificate, if that person:

(a)	so requests before the Company has notice that the share certificate has been acquired by a protected purchaser;

(b)	provides the Company with an indemnity bond sufficient in the Company’s judgement to protect the Company from any loss that the Company may suffer by issuing a new certificate; and

(c)	satisfies any other reasonable requirements imposed by the directors.

A person entitled to a share certificate may not assert against the Company a claim for a new share certificate where a share certificate has been lost, apparently destroyed or wrongfully taken if that person fails to notify the Company of that fact within a reasonable time after that person has notice of it and the Company registers a transfer of the shares represented by the certificate before receiving a notice of the loss, apparent destruction or wrongful taking of the share certificate.

2.7	Recovery of New Share Certificate

If, after the issue of a new share certificate, a protected purchaser of the original share certificate presents the original share certificate for the registration of transfer, then in addition to any rights under any indemnity bond, the Company may recover the new share certificate from a person to whom it was issued or any person taking under that person other than a protected purchaser.

2.8	Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.9	Certificate Fee

The Company may charge a fee in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.8; provided, however, that the amount of the fee, if any, must not exceed the amount prescribed under the Business Corporations Act.

2.10	Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or shared interest in any share or fraction of a share or (except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

3.	ISSUE OF SHARES

3.1	Directors Authorized

Subject to the Business Corporations Act and the rights, if any, of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2	Commissions and Discounts

The Company may at any time, pay a reasonable commission or allow a reasonable discount to any person in consideration of that person:

(a)	purchasing or agreeing to purchase shares of the Company from the Company or any other person; or

(b)	procuring or agreeing to procure purchasers for shares of the Company.

3.3	Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4	Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(a)	consideration is provided to the Company for the issue of the share by one or more of the following:

(i)	past services performed for the Company;

(ii)	property;

(iii)	money; and

(b)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5	Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

4.	SHARE REGISTERS

4.1	Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2	Closing Register

The Company must not at any time close its central securities register.

5.	SHARE TRANSFERS

5.1	Registering Transfers

The Company must register a transfer of a share of the Company if either:

(a)	the Company or the transfer agent or registrar for the class or series of share to be transferred has received:

(i)	in the case where the Company has issued a share certificate in respect of the share to be transferred, that share certificate and a written instrument of transfer (which may be on a separate document or endorsed on the share certificate) made by the shareholder or other appropriate person or by an agent who has actual authority to act on behalf of that person;

(ii)	in the case of a share that is not represented by a share certificate (including an uncertificated share within the meaning of the Business Corporations Act and including the case where the Company has issued a non-transferable written acknowledgement of the shareholder’s right to obtain a share certificate in respect of the share to be transferred), a written instrument of transfer, made by the shareholder or other appropriate person or by an agent who has actual authority to act on behalf of that person; and

(iii)	such other evidence, if any, as the Company or the transfer agent or registrar for the class or series of share to be transferred may require to prove the title of the transferor or the transferor’s right to transfer the share, that the written instrument of transfer is genuine and authorized and that the transfer is rightful or to a protected purchaser; or

(b)	all the preconditions for a transfer of a share under the Securities Transfer Act have been met and the Company is required under the Securities Transfer Act to register the transfer.

5.2	Waiver of Requirements for Transfer

The Company may waive any of the requirements set out in Article 5.1(a) and any of the preconditions referred to in Article 5.1(b).

5.3	Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4	Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(a)	in the name of the person named as transferee in that instrument of transfer; or

(b)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5	Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6	Transfer Fee

The Company may charge a fee in relation to the registration of any transfer in such amount as may be determined by the directors, from time to time.

6.	TRANSMISSION OF SHARES

6.1	Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2	Rights of Legal Personal Representative

The legal personal representative of a shareholder has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

7.	PURCHASE OF SHARES

7.1	Company Authorized to Purchase Shares

Subject to Article 7.2, the special rights or restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2	Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(a)	the Company is insolvent; or

(b)	making the payment or providing the consideration would render the Company insolvent.

7.3	Sale and Voting of Purchased Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(a)	is not entitled to vote the share at a meeting of its shareholders;

(b)	must not pay a dividend in respect of the share; and

(c)	must not make any other distribution in respect of the share.

8.	BORROWING POWERS

The Company, if authorized by the directors, may:

(a)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(b)	issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(c)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(d)	mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

9.	ALTERATIONS

9.1	Alteration of Authorized Share Structure

Subject to Article 9.2 and the Business Corporations Act, the Company may by directors’ resolution, unless an alteration to the Company’s Notice of Articles would be required, in which case by ordinary resolution:

(a)	create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b)	increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c)	subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(d)	if the Company is authorized to issue shares of a class of shares with par value:

(i)	decrease the par value of those shares; or

(ii)	if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(e)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(f)	alter the identifying name of any of its shares; or

(g)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act;

and, if applicable, alter its Notice of Articles and, if applicable, its Articles, accordingly.

9.2	Special Rights or Restrictions

Subject to the Business Corporations Act, the Company may by ordinary resolution:

(a)	create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(b)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued;

and alter its Articles and Notice of Articles accordingly.

9.3	Change of Name

The Company may by directors’ resolution authorize an alteration of its Notice of Articles in order to change its name.

9.4	Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

10.	MEETINGS OF SHAREHOLDERS

10.1	Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2	Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3	Calling of Meetings of Shareholders

The chairman of the board, the chief executive officer or president (in the absence of a chief executive officer), or a majority of the directors, by resolution, may, at any time, call a meeting of shareholders. Subject to compliance with the Business Corporations Act, shareholders holding no less than 1/20th (5%) of the issued shares of the Company that carry the right to vote may request a meeting of shareholders.

10.4	Location of Meetings of Shareholders

Subject to the Business Corporations Act, a meeting of shareholders may be held in or outside of British Columbia as determined by a resolution of the directors. For greater certainty, and without limiting the generality of the foregoing, a meeting of shareholders may be held electronically, in Minneapolis, Minnesota, or in such other city in the United States of America as the directors may be determined by a resolution of the directors.

10.5	Notice for Meetings of Shareholders

Notice of the time and place of a meeting of shareholders must be sent not less than twenty-one days and not more than fifty days before the meeting:

(a)	to each shareholder entitled to vote at the meeting;

(b)	to each director; and

(c)	to the auditor of the Corporation.

10.6	Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than 21 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7	Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.8	Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting. Attendance of a person at a meeting of shareholders is a waiver of entitlement to notice of the meeting unless that person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

10.9	Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(a)	state the general nature of the special business; and

(b)	if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(i)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(ii)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

11.	PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1	Special Business

At a meeting of shareholders, the following business is special business:

(a)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(b)	at an annual general meeting, all business is special business except for the following:

(i)	business relating to the conduct of or voting at the meeting;

(ii)	consideration of any financial statements of the Company presented to the meeting;

(iii)	consideration of any reports of the directors or auditor;

(iv)	the setting or changing of the number of directors;

(v)	the election or appointment of directors;

(vi)	the appointment of an auditor;

(vii)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(viii)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2	Voting Thresholds

The majority of votes required for the Company to pass an ordinary resolution at a meeting of shareholders is a simple majority of the votes cast on the resolution.

The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3	Quorum

Subject to the special rights or restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders shall be any number of shareholders who, in the aggregate, hold at least 33 1/3% of the issued shares entitled to be voted at the meeting.

11.4	Other Persons May Attend

The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.5	Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.6	Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(a)	in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(b)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.7	Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(a)	the chair of the board, if any; or

(b)	if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any; or

(c)	if the chair of the board and the president are absent or unwilling to act as chair of the meeting, the chief executive officer, if any; or

(d)	if the chair of the board, the president and the chief executive officer are absent or unwilling to act as chair of the meeting, the chief financial officer.

11.8	Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board, president, chief executive officer or chief financial officer present within 15 minutes after the time set for holding the meeting, or if all of the foregoing are unwilling to act as chair of the meeting or have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present at the meeting must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present at the meeting, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.9	Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. For greater certainty, a meeting of shareholders may be adjourned multiple times if so required.

11.10	Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.11	Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.12	Declaration of Result

The chair of a meeting of shareholders may declare to the meeting the decision on a question in accordance with the result of the show of hands or the poll, as the case may be, and that decision, if so declared, must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.11, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.13	Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.14	Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.15	Manner of Taking Poll

Subject to Article 11.16, if a poll is duly demanded at a meeting of shareholders:

(a)	the poll must be taken:

(i)	at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(ii)	in the manner, at the time and at the place that the chair of the meeting directs;

(b)	the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(c)	the demand for the poll may be withdrawn by the person who demanded it.

11.16	Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.17	Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.18	Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.19	Demand for Poll

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.20	Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.21	Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

11.24	Meetings by Telephone or Other Communications Medium

A shareholder or proxy holder who is entitled to participate in, including vote, at a meeting of shareholders may do so by telephone or other communications medium if all shareholders participating in the meeting, whether in person, by telephone or other communications medium, are able to communicate with each other. Nothing in this Article 11.24 obligates the company to take any action or provide any facility to permit or facilitate the use of any communications medium at a meeting of shareholders. A shareholder who participates in a meeting in a manner contemplated by this Article 11.24 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

12.	VOTES OF SHAREHOLDERS

12.1	Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(a)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(b)	on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2	Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3	Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(a)	any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(b)	if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4	Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5	Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(a)	for that purpose, the instrument appointing a representative must:

(i)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(ii)	be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

(b)	if a representative is appointed under this Article 12.5:

(i)	the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(ii)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6	When Proxy Provisions Do Not Apply to the Company

Articles 12.7 to 12.15 apply only insofar as they are not inconsistent with any Canadian securities legislation applicable to the Company, any U.S. securities legislation applicable to the Company or any rules of an exchange on which securities of the Company are listed.

12.7	Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8	Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9	Deposit of Proxy

A proxy for a meeting of shareholders must:

(a)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)	unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.10	Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(a)	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)	by the chair of the meeting, before the vote is taken.

12.11	Form of Instrument of Proxy

An instrument of proxy, whether for a specified meeting or otherwise, must be in substantially the following form or in any other form approved by the directors or the chair of the meeting:

Name of Company

(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints                  or, failing that person,                 , as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on                      and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the shareholder):

Signed

(month, day, year)

(Signature of shareholder) - print name

12.12	Revocation of Instrument of Proxy

Subject to Article 12.13, every instrument of proxy may be revoked by an instrument in writing that is:

(a)	received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the instrument of proxy is to be used; or

(b)	provided, at the meeting, to the chair of the meeting.

12.13	Revocation of Instrument of Proxy Must Be Signed

An instrument referred to in Article 12.12 must be signed as follows:

(a)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(b)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.14	Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

12.15	Chair to Determine Validity

The chair of the meeting may determine whether or not a proxy, deposited for use at such meeting, which may not strictly comply with the requirements of these Articles as to form, execution, accompanying documentation, time of filing, or otherwise, shall be valid for use at such meeting and any such determination made in good faith shall be final, conclusive and binding upon such meeting.

12.16	Consent Resolution In Counterparts

A resolution consented to in writing by the shareholders may be consented to in any number of counterparts which together shall be deemed to constitute one resolution in writing. A consent resolution passed in this manner which meets the requirements of the Business Corporations Act is effective on the date stipulated in the resolution or, if no date is stipulated, then on the latest date stated on any counterpart.

12.17	Consent Resolution

A resolution or any counterpart thereof consented to in writing by the shareholders which has been sent to the records office of the Company by fax or any other method of transmitting such resolution or counterpart thereof which indicates written consent of such resolution by such shareholders shall, subject to evidence to the contrary, be deemed to be proof that the resolution has been passed.

13.	DIRECTORS

13.1	First Director; Number of Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at the greater of three and the most recently set of: (i) the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and (ii) the number of directors set under Article 14.4.

13.2	Election or Appointment of Directors

If the number of directors is set under Article 13.1:

(a)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(b)	if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors, subject to Article 14.8, may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3	Directors’ Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4	Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5	Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6	Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

14.	ELECTION AND REMOVAL OF DIRECTORS

14.1	Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(a)	the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(b)	all the directors cease to hold office immediately before the election or appointment of directors under Article 14.1(a), but are eligible for re-election or re-appointment.

14.2	Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(a)	that individual consents to be a director in the manner provided for in the Business Corporations Act;

(b)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(c)	with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3	Failure to Elect or Appoint Directors

If:

(a)	the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(b)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(c)	the date on which his or her successor is elected or appointed; and

(d)	the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4	Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5	Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6	Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7	Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8	Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(a)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(b)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(a), but is eligible for re-election or re-appointment.

14.9	Ceasing to be a Director

A director ceases to be a director when:

(a)	the term of office of the director expires;

(b)	the director dies;

(c)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(d)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10	Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11	Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is charged with an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

15.	POWERS AND DUTIES OF DIRECTORS

15.1	Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

15.2	Appointment of Attorney of Company

Subject to the provisions of Part 24 of these Articles, the directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such resolution of appointment of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

16.	INTERESTS OF DIRECTORS AND OFFICERS

16.1	Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

16.2	Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

16.3	Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

16.4	Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

16.5	Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

16.6	Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

17.	PROCEEDINGS OF DIRECTORS

17.1	Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

17.2	Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

17.3	Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(a)	the chair of the board, if any;

(b)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(c)	any other director chosen by the directors if:

(i)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(ii)	neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(iii)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

17.4	Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

17.5	Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

17.6	Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 17.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 23.1 or orally or by telephone.

17.7	When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director if:

(a)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(b)	the director has waived notice of the meeting.

17.8	Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director, does not invalidate any proceedings at that meeting.

17.9	Waiver of Notice of Meetings

Any director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director.

17.10	Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

17.11	Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

17.12	Consent Resolutions in Writing

A resolution of the directors consented to in writing by all of the directors entitled to vote on it is as valid and effective as if it had been passed at a meeting of the directors duly called and held that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors. A resolution of the directors consented to in writing in accordance with this Article 17.12 is deemed to be a proceeding at a meeting of directors.

17.13	Consent Resolution in Counterparts

A resolution consented to in writing by each of the directors entitled to vote on it may be consented to in any number of counterparts which together shall be deemed to constitute one resolution in writing. A consent resolution passed in this manner is effective on the date stipulated in the resolution or on the latest date stated on any counterpart.

17.14	Consent Resolution

A resolution or any counterpart thereof consented to in writing by each of the directors entitled to vote on it which has been sent to the records office of the Company by fax or any other method of transmitting such resolution or counterpart thereof which indicates written consent of such resolution shall, subject to evidence to the contrary, be deemed to be proof that the resolution has been passed.

18.	EXECUTIVE AND OTHER COMMITTEES

18.1	Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director;

(c)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

18.2	Appointment and Powers of Other Committees

The directors may, by resolution:

(a)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(b)	delegate to a committee appointed under Article 18.2(a) any of the directors’ powers, except:

(i)	the power to fill vacancies in the board of directors;

(ii)	the power to remove a director;

(iii)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(iv)	the power to appoint or remove officers appointed by the directors; and

(c)	make any delegation referred to in Article 18.2(b) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

18.3	Obligations of Committees

Any committee appointed under Articles 18.1 or 18.2, in the exercise of the powers delegated to it, must:

(a)	conform to any rules that may from time to time be imposed on it by the directors; and

(b)	report every act or thing done in exercise of those powers at such times as the directors may require.

18.4	Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 18.1 or 18.2:

(a)	revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(b)	terminate the appointment of, or change the membership of, the committee; and

(c)	fill vacancies in the committee.

18.5	Committee Meetings

Subject to Article 18.3(a) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 18.1 or 19.2:

(a)	the committee may meet and adjourn as it thinks proper;

(b)	the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(c)	a majority of the members of the committee constitutes a quorum of the committee; and

(d)	questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.6	Consent Resolutions in Writing

A resolution of a committee of the directors appointed under this Article 18 consented to in writing by all of the directors entitled to vote on it is as valid and effective as if it had been passed at a meeting of such committee of the directors duly called and held that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of such committee of the directors. A resolution of such committee of the directors consented to in writing in accordance with this Article 18.6 is deemed to be a proceeding at a meeting of such committee of the directors.

18.7	Consent Resolution in Counterparts

A resolution consented to in writing by each member of a committee entitled to vote on it may be consented to in any number of counterparts which together shall be deemed to constitute one resolution in writing. A consent resolution passed in this manner is effective on the date stipulated in the resolution or on the latest date stated on any counterpart.

18.8	Consent Resolution

A resolution or any counterpart thereof consented to in writing by each of the members of a committee entitled to vote on it which has been sent to the records office of the Company by fax or any other method of transmitting such resolution or counterpart thereof which indicates written consent of such resolution shall, subject to evidence to the contrary, be deemed to be proof that the resolution has been passed.

19.	OFFICERS

19.1	Appointment of Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment. Without limiting the generality of the foregoing, the directors may delegate the authority to appoint and terminate officers on such terms and conditions as the directors may determine from time to time.

19.2	Functions, Duties and Powers of Officers

The directors may, for each officer:

(a)	determine the functions and duties of the officer;

(b)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(c)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

19.3	Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.

19.4	Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

20.	INDEMNIFICATION

20.1	Definitions

In this Article 20:

(a)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(b)	“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director or former director of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director of the Company:

(i)	is or may be joined as a party; or

(ii)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(c)	“expenses” has the meaning set out in the Business Corporations Act.

20.2	Mandatory Indemnification of Directors and Former Directors

Subject to the Business Corporations Act, the Company must indemnify a director or former director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, either as they are incurred in advance of the final disposition of an eligible proceeding, or after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 20.2.

20.3	Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

20.4	Non-Compliance with Business Corporations Act

The failure of a director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

20.5	Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(a)	is or was a director, officer, employee or agent of the Company;

(b)	is or was a director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(c)	at the request of the Company, is or was a director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(d)	at the request of the Company, holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, officer, employee or agent or person who holds or held such equivalent position.

21.	DIVIDENDS

21.1	Payment of Dividends Subject to Special Rights

The provisions of this Article 21 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

21.2	Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

21.3	No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 21.2.

21.4	Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

21.5	Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

21.6	Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 21.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(a)	set the value for distribution of specific assets;

(b)	determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(c)	vest any such specific assets in trustees for the persons entitled to the dividend.

21.7	When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

21.8	Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

21.9	Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

21.10	Dividend Bears No Interest

No dividend bears interest against the Company.

21.11	Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

21.12	Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

21.13	Capitalization of Retained Earnings or Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus so capitalized or any part thereof.

22.	ACCOUNTING RECORDS AND AUDITORS

22.1	Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

22.2	Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

22.3	Remuneration of Auditor

The directors may set the remuneration of the auditor of the Company. Without limiting the generality of the foregoing, the directors may delegate the authority to set the remuneration of the auditor of the Company to the Company’s audit committee on such terms as the directors may determine, from time to time.

23.	NOTICES

23.1	Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(a)	mail addressed to the person at the applicable address for that person as follows:

(i)	for a record mailed to a shareholder, the shareholder’s registered address;

(ii)	for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(iii)	in any other case, the mailing address of the intended recipient;

(b)	delivery at the applicable address for that person as follows, addressed to the person:

(i)	for a record delivered to a shareholder, the shareholder’s registered address;

(ii)	for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(iii)	in any other case, the delivery address of the intended recipient;

(c)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(d)	sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(e)	physical delivery to the intended recipient.

23.2	Deemed Receipt of Mailing

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

23.3	Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 23.1, prepaid and mailed or otherwise sent as permitted by Article 23.1 is conclusive evidence of that fact.

23.4	Notice to Joint Shareholders

If two or more persons are registered as joint holders of any share, notice to one of those persons is sufficient notice to all of them. A notice must be addressed to all those joint holders and the address to be used by the Corporation must be the address appearing in the securities register of the Corporation in respect of that joint holding or the first address appearing if there is more than one address.

24.	EXECUTION OF DOCUMENTS

24.1	Execution of Documents

All instruments in writing requiring execution by the Company shall be signed by the person or persons authorized by board from time to time. The Board shall have power from time to time by resolution to appoint any person or persons on behalf of the Company either to sign instruments generally or to sign specific instruments.

24.2	Who May Execute Documents

In the absence of any resolution passed pursuant to Article 24.1, all instruments in writing requiring execution by the Company may be signed by any one officer, or his or her delegate, on behalf of the Company.

24.3	Mechanical Reproduction of Signature

The directors may authorize the signature of any director, officer or agent of the Company be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company as they may determine appropriate from time to time. Instruments on which the signature of any such person of the Company is so reproduced in accordance with the Business Corporations Act or these Articles, shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually and notwithstanding that the person whose signature is so reproduced may have ceased to hold office at the date of the delivery or issue of such instrument. The term “instrument” as used in this Article shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipt and discharges for the payment of money or other obligations, certificates of the Company’s shares, share warrants of the Company, bonds, debentures and other debt obligations of the Company, and all paper writings.

24.4	Electronic Signatures

An instrument or any other document required to be signed by a director, officer or agent of the Company may be signed electronically in accordance with the applicable laws.

25.	SPECIAL RIGHTS OR RESTRICTIONS

The Voting Common Shares (the “Common Shares”) shall have the following rights and be subject to the following restrictions, conditions and limitations:

25.1	Voting

The holders of the Common Shares shall be entitled to one vote for each Common Share held by them at all meetings of shareholders except meetings at which, pursuant to the Business Corporations Act, only holders of a specified class of shares are entitled to vote.

25.2	Dividends

(a)	The holders of the Common Shares shall be entitled, in each financial year of the Company, to receive, if declared by the directors of the Company out of the monies or other property of the Company properly applicable to the payment of dividends, non-cumulative dividends in an amount to be determined by and in the discretion of the directors of the Company. If in any year the directors of the Company, in their discretion, decide to declare a dividend, the same amount of dividend must be declared on each such share, without preference or distinction. If in any year the directors in their discretion do not declare any dividend, then the rights of the holders of Common Shares to any dividend for the year shall forever be extinguished.

(b)	It shall be in the sole discretion of the directors of the Company whether, in any financial year of the Company, any dividend is declared on the shares of the Company, provided that the provisions of Article 25.2(a) shall always be complied with. For purposes of greater certainty, it is herewith stated that a dividend may be paid in money or property or by issuing fully paid shares of the Company.

These Articles bearing a signature of an incorporator sent by facsimile or other electronic communication medium will for all purposes be treated and accepted as an original copy.

FULL NAME AND SIGNATURE OF EACH INCORPORATOR	DATE OF SIGNING

May _________ 2019
Rick Pauls

APPENDIX C

Right to dissent

●	190 (1) Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to

o	(a) amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

o	(b) amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;

o	(c) amalgamate otherwise than under section 184;

o	(d) be continued under section 188;

o	(e) sell, lease or exchange all or substantially all its property under subsection 189(3); or

o	(f) carry out a going-private transaction or a squeeze-out transaction.

●	Further right

(2) A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

●	If one class of shares

(2.1) The right to dissent described in subsection (2) applies even if there is only one class of shares.

●	Payment for shares

(3) In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

●	No partial dissent

(4) A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

●	Objection

(5) A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

●	Notice of resolution

(6) The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

●	Demand for payment

(7) A dissenting shareholder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

o	(a) the shareholder’s name and address;

o	(b) the number and class of shares in respect of which the shareholder dissents; and

o	(c) a demand for payment of the fair value of such shares.

●	Share certificate

(8) A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

●	Forfeiture

(9) A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.

●	Endorsing certificate

(10) A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

●	Suspension of rights

(11) On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where

o	(a) the shareholder withdraws that notice before the corporation makes an offer under subsection (12),

o	(b) the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or

o	(c) the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder’s rights are reinstated as of the date the notice was sent.

●	Offer to pay

(12) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice

o	(a) a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or

o	(b) if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

●	Same terms

(13) Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

●	Payment

(14) Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

●	Corporation may apply to court

(15) Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

●	Shareholder application to court

(16) If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

●	Venue

(17) An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.

●	No security for costs

(18) A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).

●	Parties

(19) On an application to a court under subsection (15) or (16),

o	(a) all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and

o	(b) the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

●	Powers of court

(20) On an application to a court under subsection (15) or (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

●	Appraisers

(21) A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

●	Final order

(22) The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.

●	Interest

(23) A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

●	Notice that subsection (26) applies

(24) If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

●	Effect where subsection (26) applies

(25) If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may

o	(a) withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or

o	(b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

●	Limitation

(26) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

o	(a) the corporation is or would after the payment be unable to pay its liabilities as they become due; or

o	(b) the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

APPENDIX D

DIAMEDICA THERAPEUTICS INC.

(the “Company”)

NOTICE OF CHANGE OF AUDITOR

To:	KPMG LLP
And to:	Baker Tilly Virchow Krause, LLP

In accordance with National Instrument 51-102 Continuous Disclosure Obligations (“NI 51-102”), the Company hereby provides notice as follows:

1.	The Company has requested and received the resignation of KPMG LLP (in its capacity as auditor of the Company’s IFRS-based financial statements) effective as of December 12, 2018;

2.	On December 12, 2018, the Company confirmed the appointment of Baker Tilly Virchow Krause, LLP as its auditor, to hold such position until the close of the next annual meeting of shareholders of the Company; and

3.	The resignation of KPMG LLP and the appointment of Baker Tilly Virchow Krause, LLP was considered and approved by the Company’s board of directors.

4.	There were no modifications of opinion by KPMG LLP in the auditor’s reports relating to the Company’s financial statements for the “relevant period”, as defined in NI 51-102.

5.	There are no “reportable events” as defined in NI 51-102.

Dated as of December 13, 2018.

DIAMEDICA THERAPEUTICS INC.

Per:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer

KPMG LLP

One Lombard Place

Suite 2000

Winnipeg MB

R3B 0X3

Telephone (204) 957-1770

Fax (204) 957-0808

www.kpmg.ca

To

Alberta Securities Commission

British Columbia Securities Commission

The Manitoba Securities Commission

Ontario Securities Commission

Autorite des marches financiers

December 12, 2018

Dear Sirs/Mesdames

Re: Notice of Change of Auditors of (DiaMedica Therapeutics Inc.)

We have read the Notice of Change of Auditor of DiaMedica Therapeutics Inc. dated December 12, 2018. We confirm we are in agreement with the statements contained in such Notice as they relate to us.

Yours very truly,

/s/ KPMG LLP

Chartered Professional Accountants

December 12, 2018

TO:	Alberta Securities Commission
British Columbia Securities Commission
Manitoba Securities Commission
Ontario Securities Commission
Autorite des marches financiers
TSX Venture Exchange

AND TO:	KPMG LLP
DiaMedica Therapeutics Inc.

Dear Sirs:

Re:	DiaMedica Therapeutics Inc. (the “Corporation”) - Notice of Change of Auditor

As required by Section 4.11 of National Instrument 51-102 - Continuous Disclosure Obligations and in connection with our proposed engagement as auditor of the Corporation, we have reviewed the information contained in the Notice of Change of Auditor of the Corporation dated December 12, 2018 (the “Notice”). We confirm that we are in agreement with the statements contained in the Notice as they relate to us.

Yours truly,

/s/ Baker Tilly Virchow Krause, LLP

Baker Tilly Virchow Krause, LLP

DiaMedica THERAPEUTICS

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Daylight Savings Time on May 21, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Daylight Savings Time on May 21, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E67176-P21538

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DIAMEDICA THERAPEUTICS INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE FOLLOWING:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Richard Pilnik	☐	☐
1b. Michael Giuffre, M.D.	☐	☐
1c. James Parsons	☐	☐
1d. Rick Pauls	☐	☐
1e. Zhenyu Xiao, Ph.D.	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSALS 2, 3 AND 4.	**For**	**Against**	**Abstain**
2. Approval of the DiaMedica Therapeutics Inc. 2019 Omnibus Incentive Plan.	☐	☐	☐
3. Approval of the Continuance of DiaMedica out of the Canadian federal jurisdiction under the *Canada Business Corporations Act* and into British Columbia under the *Business Corporations Act* (British Columbia).	☐	☐	☐
4. Appointment of Baker Tilly Virchow Krause, LLP as our Independent Registered Public Accounting Firm, and authorization to the Board of Directors to fix the auditors remuneration.	☐	☐	☐

NOTE: To transact such other business as may properly come before the Annual General and Special Meeting or at any continuation, postponement or adjournment thereof.

If you wish to appoint someone other than Rick Pauls, President, Chief Executive Officer and Director of DiaMedica, or Scott Kellen, Chief Financial Officer and Secretary of DiaMedica, as your proxy, please check box here. Please do not check box unless you want to exercise this option. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)   Date

DiaMedica THERAPEUTICS

Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting:
The Notice and Proxy Statement and 2018 Annual Report are available at www.proxyvote.com.

E67177-P21538

DIAMEDICA THERAPEUTICS INC.
ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
MAY 22, 2019 2:30 PM, CDT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Appointment of Proxyholder:

I/We being holder(s) of DiaMedica Therapeutics Inc. hereby appoint:
Rick Pauls and Scott Kellen, or either of them,

OR

Print the name of the person you are appointing if this person is someone other than the appointed proxyholders.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of Shareholders of DiaMedica Therapeutics Inc. to be held at the offices of Fox Rothschild LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402, on Wednesday, May 22, 2019, at 2:30 PM (CDT) and at any adjournment or postponement thereof. **THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DIAMEDICA.**

Notes to proxy

1. **Every holder has the right to appoint another person or entity of their choice, who need not be a shareholder, to attend and act on the holder's behalf at the Annual General and Special Meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all registered owners must sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by DiaMedica to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
6. The securities represented by this proxy will be voted in favor or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of the Annual General and Special Meeting or other matters that may properly come before the Annual General and Special Meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying 2018 Annual Report and proxy statement provided by DiaMedica.